Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                                                                    Exhibit 10.4

                           MASTER SERVICES AGREEMENT

This MASTER SERVICES AGREEMENT ("Agreement") is entered into and effective as of May 16, 2003, by and between (CHINESE CHARACTERS) MICROSOFT (CHINA) CO., LTD. ("MCCL"), a Chinese corporation having its principal place of business at 6F, Beijing Sigma Center, No. 49, Zhichun Road, Haidian District, Beijing 100080, P.R.C., and (CHINESE CHARACTERS) ATA TESTING AUTHORITY, BEIJING CO., LTD. ("ATA"), a Chinese corporation located Bei Hai Wan Tai Building Room 707, No.6 North Chao Yang Men Street, Beijing P.R.China 100027

                                    RECITALS

     A. MCCL has obtained proper authorization with regard to certain courseware and exams, and has been authorized to use such courseware and exams to educate and test end users' skill levels in various areas through its Microsoft Official Curriculum and Microsoft Certified Professional (MCP) Program.

     B. ATA has been appointed by the Ministry of Education ("MOE") to assist in implementation of MOE Polytechnic Program (FYB011449), including curriculum planning and distribution, school recruitment and marketing, exam delivery and related services at test centers in China.

     C. ATA wishes to be licensed by MCCL for Microsoft courseware and exams and support the MOE Polytechnic Program, which is the degree program registered by the Polytechnics Division of the Ministry of Education and the students eligible under this Agreement (including the relevant Exhibits attached hereto) shall be the fulltime students of the MOE Polytechnic Program.

     D. MCCL wishes to engage ATA to deliver Microsoft's curriculum and tests to students enrolled in the MOE Polytechnic Program through ATA's network of secure testing centers.

In consideration of the covenants and conditions set forth below, the adequacy of which is agreed to and hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

1. ATA Obligations.

     1.1 Duties. ATA agrees to perform its duties described in the Statement of Work ("Statement of Work"), which is attached hereto as Exhibit A, and incorporated herein by reference. ATA understands that it shall deliver the courseware and exam in accordance with this Agreement and the Exhibits attached hereto only to full-time students of MOE Polytechnic Program.

     1.2 Financial Information. Within ten (10) days after ATA learns that it has become or will become insolvent, ATA shall submit financial statements to MCCL in sufficient detail to allow MCCL to determine whether ATA shall be capable of continuing to perform its obligations hereunder. The financial statements shall include, but shall not be limited to, balance sheets and related statements of income and retained earnings and statements of changes in financial condition. To the extent those statements are audited, the audit report of the certified public accountant performing the audit shall also be submitted to MCCL. The financial information provided hereunder shall be deemed to be Confidential Information pursuant to the Section 5 herein.

     1.3 Reports. ATA shall timely provide MCCL with the reports specified in the Statement of Work and the general financial reports identified in the Statement of Work (collectively referred to as "Report"), and all other information requested pursuant to Section 17 of the Statement of Work. All Reports shall be complete and accurate. Each Report, whether in electronic or paper format, shall meet the

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


standard Report Requirements identified for the Report in the Statement of Work and shall be delivered within the time specified in the Statement of Work. ATA shall use its best effort to correct any errors in a Report within three Business Days following MCCL's notice specifying the item in respect of which an error may have occurred. ATA shall deliver each Report, and all supporting documentation therefore, by the time and on the Business Day specified in the Statement of Work. A "Business Day" means each day on which ATA or MCCL is open for business.

     1.4 Training Agreements. ATA agrees that it shall enter into a training and testing agreement with each of the schools that enroll in the MOE Polytechnic Program in the form and substance of Exhibit B attached hereto (the "Training Agreement"), and shall perform its obligations in accordance with the Training Agreement.

     1.5 Printing and Distribution. ATA agrees that is shall enter into printing and distribution agreements with publisher(s) necessary to print and distribute courseware in accordance with Exhibit A attached hereto, and shall perform its obligations in accordance with those agreements.

     1.6 Licensing Fees. Pursuant to the Training Agreement, ATA will charge and collect fees from enrolled schools for each enrolled student of the MOE Polytechnic Program and shall pay MCCL licensing fees as defined in the Statement of Work for each fulltime student that enrolls in this MOE Polytechnic Program ("Licensing Fees")

2. MCCL Obligations.

     2.1 All Exams and Courseware. MCCL will license to ATA the right to deliver the MCP exam files and courseware in accordance with this Agreement and the Exhibits attached hereto, and make available to ATA specifications of all materials as listed in the Statement of Work, as updated by MCCL from time to time in its sole discretion, to allow ATA to perform the Services.

     2.2 MCCL Certification Database. MCCL will maintain and operate a candidate certification database and provide specifications in accordance with which ATA shall perform candidate registration and deliver test results to MCCL in accordance with the Statement of Work.

     2.3 Program Promotion. MCCL will use commercially reasonable efforts to promote the program and ATA as an exam delivery service provider, using methods for creating awareness selected by MCCL in its sole discretion.

     2.4 Notice of Change. MCCL will notify ATA not less than sixty (60) days in advance of authorizing an additional exam delivery partner (including test delivery service) for the MOE Polytechnic Program.

3. Remedies.

If one party does not perform its material obligations in accordance with this Agreement ("Responsible Party"), the other party, at its sole discretion, may elect one or more of the following remedies (i) require that the Responsible Party provide a written plan within fifteen (15) days of notice, describing the cause of failure to perform, and a timetable and strategy for compliance in the future, (ii) require that the Responsible Party implement its plan for compliance in the future as approved by the other party, and/or (iii) terminate the Agreement and its Exhibits in accordance with Section 10.4 hereinafter. Any remedies under this Section 3 shall be in addition to all other remedies available under this Agreement.

In addition to the foregoing, if ATA performs its obligations in a manner which constitutes a failure to meet or exceed Key Performance Indicators ("KPI", as defined in Appendix A of the Statement of Work), excluding the KPI for Abandonment Rate, or ATA fails to timely provide complete reporting as required in the Statement of Work, MCCL may charge ATA a penalty of five percent (5%) of the total Licensing Fees due for the first three months after 30 days written notice from MCCL to ATA describing the failure and

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


that this remedy is to be applied and increasing two percent (2%) per month each month that ATA continues to fail to meet the performance described in MCCL's notice herein, up to a maximum of ten percent (25%).

4. Intellectual Property Rights.

     4.1 Ownership of Exams. MCCL and its suppliers retain all right, title and interest in the courseware and exams provided by MCCL to ATA to enable it to perform its obligations.

     4.2 Trademarks. ATA may refer to itself as a "Microsoft Certified Professional Exam Provider" in text, and use the "Microsoft Certified Professional Exam Provider" (the "Logo") according to the Microsoft guidelines attached hereto as Appendix K of the Statement of Work or as may be provided by MCCL from time to time. ATA shall correct any specified misuses of Microsoft's trademarks or the Logo. This Agreement does not grant ATA any right, title, interest, or license in or to any of Microsoft's names, word marks, logos, logotypes, trade dress, designs, or other trademarks. ATA is permitted, however, to make descriptive references to Microsoft's non-stylized word marks (but may not use Microsoft's logos other than the Logo authorized herein, or any logotypes, trade dress, or designs) in product packaging, documentation, advertising, and marketing materials, including worldwide web pages, according to the Trademark Guidelines attached hereto as Appendix K of the Statement of Work. ATA shall correct any specified misuses of Microsoft's trademarks. Nothing herein shall restrict Microsoft's legal or equitable rights to protect its Microsoft trademarks against infringement, dilution, or other misuse. Notwithstanding the above, in the event that the Logo is discontinued and are not created, ATA will not be permitted to use any of Microsoft's trademark and/or Logo.

     4.3 ATA Trademarks and Logos. Subject to ATA's review and prior written approval, MCCL may use ATA trademarks and logos in connection with the MOE Polytechnic Program. This Agreement does not grant MCCL any right, title, interest, or license in or to any of ATA's names, word marks, logos, logotypes, trade dress, designs, or other trademarks. MCCL shall correct any specified misuses of ATA's trademarks. Nothing herein shall restrict ATA's legal or equitable rights to protect its ATA trademarks against infringement, dilution, or other misuse. Notwithstanding the above, in the event that any of ATA's logos are discontinued and are not created, MCCL will not be permitted to use any of ATA's trademark and/or logos.

     4.4 Exam Delivery System. ATA is the owner of the exam delivery system, including exam driver and engine software, processes and procedures and other elements utilized in the performance of its obligations under this Agreement and the Exhibits attached hereto ("Exam Delivery System"). MCCL is expected to provide feedback to ATA to enable ATA to perform ATA's obligations, which ATA may include in the Exam Delivery System, and MCCL will own such feedback. Nothing in this Section 4.4 shall alter the provisions of Section 5 below.

5. Confidentiality.

     5.1 The parties each expressly undertake to retain in confidence all Confidential Information disclosed by one party to the other hereunder pursuant to the terms and conditions set forth in that certain Non-Disclosure Agreement which is attached hereto as Appendix J of the Statement of Work and incorporated herein by this reference. The specific terms of this Agreement (including all Exhibits attached hereto) shall be deemed to be Confidential Information pursuant to the NDA.

6. Warranties.

     6.1 Mutual Warranties. Each party hereby represents and warrants as follows:

          (a) Corporate Power. Such party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


          (b) Due Authorization. Such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

          (c) Binding Agreement. This Agreement is a legal and valid obligation binding upon it and enforceable with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

     6.2 ATA Warranties. ATA represents and warrants the following to MCCL:

          (a) ATA has been authorized by the Ministry of Education to launch this MOE Polytechnic Program in China.

          (b) The obligations to be performed by ATA to MCCL under this Agreement and the Exhibits attached hereto do not infringe any copyright, trade secret, trademark, or other proprietary right held by any third party;

          (c) The obligations to be performed by ATA shall be performed in compliance with all applicable laws and regulations of any relevant jurisdiction;

          (d) The obligations to be performed by ATA shall be performed by ATA in a professional manner and shall be of a high grade, nature, and quality and in conformity with the description set forth in the Statement of Work; and

          (e) ATA's employees and agents shall at all times, while on MCCL property or while performing its obligations, comply with all applicable local and State laws, including specifically all laws prohibiting harassment of any kind in the workplace. ATA assumes all responsibility for providing to its employees, agents and subcontractors any training that may be required to insure compliance with such laws.

     6.3 MCCL Warranties. MCCL represents and warrants the following to ATA:

          (a) MCCL has all rights necessary to perform its obligations under this Agreement;

          (b) MCCL's employees shall at all times, while on ATA's property, comply with all applicable local and State laws, including specifically all laws prohibiting harassment of any kind in the workplace. MCCL assumes all responsibility for providing its employees training that may be required to insure compliance with such laws.

EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 6, NEITHER PARTY MAKES ANY WARRANTIES WITH RESPECT TO ITS PRODUCTS, SERVICES OR PERFORMANCE HEREUNDER, EXPRESS, STATUTORY, OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

7 Limitation of Liability.

     NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR SPECIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS) INCURRED BY THAT PARTY AS A RESULT OF ANY BREACH OF THIS AGREEMENT NOR SHALL THE AGGREGATE LIABILITY OF EITHER PARTY IN ANY EVENT EXCEED TEN MILLION DOLLARS ($10,000,000.00).

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


8. Indemnity.

     8.1 Indemnity by ATA. ATA agrees to indemnify and hold MCCL and its successors, officers, directors and employees harmless from any and all third party claims, including: actions, causes of action, claims, demands, costs, liabilities, expenses and damages (including reasonable attorney's fees and expenses incurred in connection therewith or with successfully establishing the right to indemnification hereunder) to the extent arising out of:

          (a) The breach of any ATA warranty set forth in Section 6 above or default by ATA in the performance of any obligation to be fulfilled by ATA under this Agreement, or any claim that if true would constitute a breach of ATA's warranties set forth in Section 6 above; and

          (b) ATA's performance of its obligations.

     8.2 Indemnity by MCCL. MCCL agrees to indemnify and hold ATA, and its successors, officers, directors and employees harmless from any and all third party claims, including: actions, causes of action, claims, demands, costs, liabilities, expenses and damages (including reasonable attorney's fees and expenses incurred in connection therewith or with successfully establishing the right to indemnification hereunder) to the extent arising out of:

          (a) The breach of any MCCL warranty set forth in Section 6 above or default by MCCL in the performance of any obligation to be fulfilled by MCCL under this Agreement, or any claim that if true would constitute a breach of MCCL's warranties set forth in Section 6 above;

          (b) MCCL's performance of its obligations under this Agreement;

          (c) Provided, however, that this indemnity expressly excludes any claim set forth in this Section 8.2 above or any loss, cost, damage or expense, to the extent arising out of the negligent or willful acts or omissions of: ATA, its employees, agents, representatives, or any third party outside the control or direction of ATA. For purposes of this Section 8.2(c), all testing centers, ATA's employees, subcontractors and independent contractors are deemed to be under the direction or control of ATA.

          (d) Regardless of the basis of indemnification, under no circumstance shall MCCL's obligation to indemnify exceed the Licensing Fees received by MCCL for the trailing 12 months in which the basis for indemnification arises out or is connected to.

     8.3 Notice of Claim. If any action shall be brought against a party (the "Indemnified Party") in respect to which indemnity may be sought pursuant to the provisions of Sections 1.4, 1.5 and 8, the Indemnified Party shall promptly notify the other party (the "Indemnifying Party") in writing, specifying the nature of the action and the total monetary amount sought or other such relief as is sought therein. The Indemnifying Party may, at its option, assume the defense of the action, in which event the Indemnified Party will cooperate fully in such defense and may participate in such defense with counsel of its own choice, provided that the Indemnified Party will be responsible for all expenses relating to such separate counsel. If the Indemnifying Party assumes the defense of the action, its obligation will be limited to paying the attorneys' fees, costs and expenses associated with such defense (except as otherwise expressly provided herein) and holding harmless the Indemnified Party from and against any judgment paid on account of such action or monetary settlement the Indemnifying Party has made (with the Indemnified Party's approval, not to be unreasonably withheld) or approved. No settlement may be made by either party without the other party's prior approval, such approval not to be unreasonably withheld.

ATA AND MCCL EXPRESSLY AGREE THAT THIS SECTION ENTITLED INDEMNIFICATION HAS BEEN READ AND REVIEWED AND HAS BEEN THE SUBJECT OF NEGOTIATION BETWEEN THE PARTIES, AND THAT EACH AGREES TO BE BOUND BY THE TERMS THEREOF.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


9. Insurance

     9.1 Coverage. Prior to the commencement of this Agreement and throughout the entire term thereof and to the extent available in China, ATA shall maintain the following insurance. Such insurance shall be in a form and with insurers reasonably acceptable to MCCL, and shall comply with the following minimum requirements:

          (a) Comprehensive General Liability. ATA shall obtain and maintain a policy of "general", "public", or "commercial" liability insurance with policy limits of not less than $1,000,000 each occurrence for bodily injury and $1,000,000 each occurrence for damage to property, or, alternatively, $1,000,000 combined single limit each occurrence for bodily injury and property damage combined. The policy shall be the "occurrence" form, including coverage for premises and operations, contractual liability (including specifically liability assumed herein), broad form property damage, and products and completed operations. ATA shall name MCCL, its subsidiaries, and their respective directors, officers and employees as additional insureds under such policy to the extent of contractual liability assumed by ATA under this Agreement. The coverage afforded to the additional insureds shall be primary and non-contributory to insurance maintained by MCCL, and shall contain a severability of interests provision in favor of the additional insureds.

          (b) Automobile Liability. If licensed vehicles will be used in connection with the performance of the work hereunder, and at all times when such vehicles are operated on the premises of MCCL, ATA shall maintain automobile liability insurance covering all owned, rented, and non-owned vehicles operated by ATA with policy limits of not less than $1,000,000 combined single limit for bodily injury and property damage combined, or, if limits are obtained on a per person and per accident basis, not less than $1,000,000 per person and per accident for bodily injury, and $500,000 per accident for property damage.

          (c) Workers' Compensation. ATA shall at all times and to the fullest extent comply with all applicable workers' compensation, occupational disease, and occupational health and safety laws, statutes, and regulations. Compliance and coverage shall extend to all employees of ATA suffering bodily injury (including death) by accident or disease, which arises out of or in connection with the performance of this Agreement. Satisfaction of these requirements shall include, but shall not be limited to:

               (i) full participation in any required governmental occupational injury and/or disease insurance program, to the extent participation in such program is mandatory in any jurisdiction, and

               (ii) purchase of workers' compensation and occupational disease insurance providing benefits to employees in full compliance with all applicable laws, statutes, and regulations (but only to the extent such coverage is not provided under a mandatory government program as in Section 9.1(c)(i) above), and/or

               (iii) maintenance of a legally permitted and governmentally approved program of self insurance for workers' compensation and occupational disease.

     If ATA fails to effect and maintain a program of compliance with applicable workers' compensation and occupational disease laws, statutes, and regulations, and MCCL incurs fines or is required by law to provide benefits or to obtain coverage for such employees, ATA shall indemnify MCCL for such fines, payment of benefits to employees or ATA or their heirs or legal representatives, and/or the cost of effecting coverage on behalf of such employees. Any amount owed to MCCL by ATA pursuant to this indemnity may be deducted from any payments owed by MCCL to ATA for performance of this Agreement.

          (d) Employer's Liability. ATA, in addition to complying with the provisions of section (c) above, shall maintain coverage for employer's liability with a policy limit of not less than $1,000,000 per accident. In states where commercial insurance of workers' compensation is not permitted,

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


this requirement may be fulfilled through addition of the "Employers Stop Gap Liability" endorsement to the comprehensive general liability policy required in
(a) above.

          (e) Errors & Omissions Liability Insurance. Policy limits of not less than One Million Dollars ($1,000,000.00) each claim. Throughout the term of this Agreement, the Errors & Omissions Liability Insurance retroactive coverage date will be no later than the Effective Date of this Agreement ("Effective Date" is defined in Section 10.1 below). Upon expiration or termination of this Agreement, ATA will either (i) continue to maintain such coverage for a period of at least one (1) year following the termination of this Agreement; (ii) maintain for at least one (1) year full replacement coverage that also complies with the requirements of this Section 9.1(e); or (iii) maintain, upon terms consistent with all other pertinent terms of the policy then in force, an extended reporting period ending not less than one year following termination of this Agreement ("Extended Reporting Period"), and providing that claims first made and reported to the insurance company within said Extended Reporting Period will be deemed to have been made during the policy period.

     9.2 General Requirements Applicable to All Above Coverages.

          (a) All deductibles and premiums associated with the coverages described in the above Section 9.1 shall be the responsibility of ATA.

          (b) If, in the reasonable opinion of MCCL, the amount of liability coverage is not adequate by reason of inflationary pressures or experience or the nature and content of ATA's activities, ATA shall increase the amount of insurance coverage as reasonably required by MCCL.

          (c) The use of umbrella or excess liability insurance to achieve the above required liability limits shall be permitted by MCCL, provided that such umbrella or excess insurance results in the same type and amounts of coverage as required under the required individual policies identified above.

          (d) It is the intent of the parties that the above insurance requirements will assure adequate resources for victim compensation and will serve to minimize MCCL's involvement and liability arising out of performance of this Agreement by ATA. Where any subcontractor is retained by ATA in the performance of this Agreement, ATA shall ensure that ATA's Errors and Omissions Liability Insurance and Comprehensive General Liability coverage hereunder shall respond to a claim of liability for the negligence, errors, acts or omissions (as applicable under the terms of the pertinent policy) of its subcontractors to the extent that such coverage is commercially available.

     9.3 Certificates of Insurance. Prior to the commencement of this Agreement, ATA (and any subcontractor thereof where ATA is not assuming its insurance obligations) shall provide to MCCL certificates of insurance evidencing full compliance with the insurance requirements contained herein. Such certificates shall be kept current throughout the entire term of this Agreement, and shall provide for at least thirty (30) days' advance notice to MCCL if the coverage is to be canceled or materially altered so as not to comply with the foregoing requirements.

     Where such insurance is to waive rights of subrogation or include MCCL as an additional insured the certificate shall expressly reflect in writing the insurers' acceptance of such requirements.

     Failure by ATA to furnish certificates of insurance or failure by MCCL to request same shall not constitute a waiver by MCCL of the insurance requirements set forth herein. In the event of liability or expense incurred by MCCL as a result of such failure by ATA, ATA hereby agrees to indemnify MCCL for all liability and expense (including reasonable attorney's fees and expenses associated with establishing the right to indemnity) incurred by MCCL as a result of such failure by ATA.

10. Effectiveness, Term and Termination.

     10.1 Effectiveness. This Agreement shall not become effective unless and until (i) MCCL and ATA have signed this Agreement and stamp their corporate seals, respectively; (ii) MCCL and ATA

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


has signed the Statement of Work and the Appendices attached thereto and stamp their corporate seals thereto; and (iii) ATA has signed with ATA Service Providers (defined in the Statement of Work) agreements that truly and accurately reflect ATA's obligations under this and the Statement of Work ("Effective Date"). ATA hereby agrees that it shall submit to MCCL an original copy of the agreements to be executed by ATA and ATA Service Providers, and MCCL reserves the right to audit such agreements.

     10.2 Term. This Agreement shall commence as of the Effective Date. The Agreement shall terminate upon the earlier of (i) June 30, 2004 or (ii) as terminated under this Section 10. Notwithstanding anything contained herein, this Agreement shall be automatically extended for an additional period of one
(1) year period unless either party provides written notice to the other party of its intent to terminate the Agreement without cause pursuant to Section 10.5. Termination of this Agreement will not affect (i) Licensing Fees for training and/or exams furnished prior to termination or as mutually agreed after termination; or (ii) MCCL's and ATA's compliance to the terms and conditions of this Agreement in connection with ATA's obligations actually furnished. On or before April 1, 2004 or upon any earlier termination notice, MCCL may notify ATA of its intent to negotiate a further agreement between ATA and MCCL.

     10.3 Default. This Agreement shall terminate at the sole discretion of the non-defaulting party, upon a default under Sections 3 or 10.3(a)(2) below. MCCL may terminate this Agreement upon a default under Section 10.3(a) (1).

          (a) Each of the following is a Default or an event of default:

               (1) The acquisition of a substantial part or all of ATA's assets by a third-party or its merger with another company;

               (2) The occurrence of any of the following (each an "Insolvency Event of Default"): (i) any party admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of its creditors;
(ii) a proceeding is instituted, voluntarily or otherwise, by or against any party seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debt, which is not dismissed within thirty (30) days; (iii) any affirmative act of insolvency by any party or the filing by or against any party of any petition or action under any bankruptcy, reorganization, insolvency arrangement, liquidation, dissolution or moratorium law, or any other law or laws for the relief of, or relating to, debtors; (iv) a proceeding is initiated against any party seeking to appoint a receiver, trustee or other similar official for it or for any substantial part of its property; (v) a party ceases to pay its debts as they become due; (vi) any party becomes Insolvent, as defined in Section 10.3(c) herein; or (vii) the subjection of a material part of any party's property to any levy, seizure, assignment or sale for or by any creditor, third party or governmental agency.

          (b) Effect of Termination and Survival

               (1) Compensation. Notwithstanding termination of this Agreement, each party shall return any Confidential Information of the other party within ten (10) days from the date of such termination. In addition, ATA shall return all data, solely as it is derived from MCCL facilities and ATA's obligations performed under this Agreement, to MCCL within ten (10) days from the date of such termination in a standard computerized management maintenance system format.

               (2) Transition. In circumstances as expressly provided by this Agreement, or in the event of any complete or partial cessation of ATA's obligations under this Agreement or any of ATA's obligations provided under this Agreement (any or all of the foregoing referred to as a "COS"), in each instance without regard to cause or reasons for such COS, including expiration or termination of this Agreement, but expressly provided that MCCL is not in breach or default of any of its confidentiality obligations hereunder, ATA and MCCL agree to have an orderly transfer of ATA's obligations to another performer as MCCL may designate over a period not to exceed thirty (30) calendar days following other applicable notice periods and at charges equal to 100% of the charges then applicable hereunder. In particular, but subject to the foregoing, ATA agrees that:

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                    (A) The customer database and records of customer transactions (including applications, orders and record of fulfillment) and other pertinent customer or exam records, including electronic records, but excluding ATA works, in ATA's possession or reasonable control and necessary to answer MCCL customer inquiries and to provide support previously provided by the ATA, shall be transferred expeditiously and without charge, except out-of-pocket costs and for any programming required, to MCCL or its new designated service performer;

                    (B) Promptly after it is apparent to either party that there will be a COS, the parties shall meet to schedule and organize the shift of ATA's obligations in order that it shall be seamless to the fulltime students under the MOE Polytechnic Program and occur without undue expense or inconvenience to either party; MCCL shall pay ATA for additional services provided by ATA;

                    (C) Provided MCCL is not in breach or default of its confidentiality obligations hereunder, ATA acknowledges its duties under this subsection are independent of any other disputes or claims it may have against MCCL, and that it shall not utilize its practical relationship and control over prior performance of its obligations or records to achieve any advantage or leverage in relation to such other disputes or claims; and

                    (D) The duties of the parties under this transition process shall be specifically enforceable by court order because there would be irreparable damage to MCCL, in the case of any interruption of ATA's obligations.

          (c) Insolvent. For purposes of this Agreement, Insolvent shall mean a financial condition such as to make the sum of a party's debts greater than all of the party's assets, at fair valuation; or, when a party has incurred debts beyond that party's ability to pay such debts as they mature; or, when a party is engaged in a business or transaction for which the party has unreasonably small capital.

          (d) Effect of Default. In the event of a default, the parties shall have all rights and remedies provided in this Agreement or otherwise available under law as limited by this Agreement.

     10.4 Termination With Cause. Either party may terminate the Agreement immediately upon written notice to the other party specifying the breach and intent to terminate for breach of Sections 5, or 11.2. MCCL may terminate the Agreement upon written notice to ATA for breach of any payment obligation in the event ATA fails to cure such breach to MCCL's satisfaction within fifteen (15) days of written notice of such breach specifying the breach and intent to terminate. Otherwise, either party may terminate upon written notice in the event the other party fails to cure any breach of this Agreement within thirty
(30) days of written notice specifying the breach and intent to terminate of such breach.

     10.5 Termination Without Cause. Either party may terminate the Agreement without cause or the occurrence of a default upon ninety (90) days' written notice to the other party.

     10.6 Survival. In the event of termination of this Agreement for any reason, any unsatisfied payment obligations of ATA and Sections 1.2, 4, 5, 6, 7, 8, 9, 10.3(b), 11, 12.3 and 12.5 shall survive. With respect to tax matters, the terms and conditions of Section 12.4 shall survive termination until the expiration of any applicable statute of limitations or extension thereof.

     10.7 Maintenance of Records and Reports Upon Termination. If this Agreement is terminated for any reason, ATA will store all records and reports for at least one hundred and eighty (180) days after the termination date, and make such records and reports available to MCCL at no additional cost.

11. Audit Rights.

     11.1 (a) ATA shall keep all usual and proper records related to its obligations described in this Agreement and the Statement of Work. MCCL reserves the right, upon five (5) business days notice, to audit ATA's records and consult with ATA's accountants for the purpose of verifying ATA's

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


compliance with the terms of this Agreement and invoices and/or statements issued by ATA, during the term of this Agreement and for a period of two (2) years thereafter, provided that any such audits shall be conducted during normal business hours in such a manner as to not unreasonably interfere with the normal business operations of ATA.

          (b) Any such audit shall be paid for by MCCL unless material discrepancies are disclosed. "Material" shall mean a discrepancy of two percent (2%) or higher between amounts billed to MCCL and ATA records. If any material discrepancy is disclosed ATA agrees to pay MCCL for the reasonable costs associated with the audit. ATA agrees to promptly correct any deficiencies detected in the audit and shall promptly refund any overpayments disclosed by such an audit, or MCCL may, at its election, set off any such overpayment against any money subsequently due by MCCL to ATA. In no event shall audits be made more frequently than twice annually unless the immediately preceding audit disclosed a material discrepancy. MCCL recognizes and agrees that information contained therein is confidential and will use it only in furtherance of disposition of the audit in question.

     11.2 Confidentiality. Notwithstanding the foregoing, ATA may edit its books and records to protect confidential information of ATA that is unrelated to the subject of a MCCL audit, or to protect confidential information of the customers of ATA.

12. Miscellaneous.

     12.1 Independent Contractors. ATA is an independent contractor for MCCL, and nothing in this Agreement shall be construed as creating an employer-employee relationship, a partnership, or a joint venture between the parties.

     12.2 Assignment. ATA may not assign this Agreement, or any rights or obligations hereunder, whether by operation of contract, law or otherwise, except with the express written consent of MCCL, and any attempted assignment by ATA in violation of this Section shall be void. For purposes of this Agreement, an "assignment" by ATA under this Section shall be deemed to include, without limitation, each of the following: (a) a change in beneficial ownership of ATA of greater than twenty percent (20%) (whether in a single transaction or series of transactions) if ATA is a partnership, trust, limited liability company or other like entity; (b) a merger of ATA with another party, whether or not ATA is the surviving entity; (c) the acquisition of more than twenty percent (20%) of any class of ATA's voting stock (or any class of non-voting security convertible into voting stock) by another party (whether in a single transaction or series of transactions); and (d) the sale or other transfer of more than fifty percent (50%) of ATA's assets (whether in a single transaction or series of transactions). In the event of such assignment or attempted assignment by ATA, MCCL shall have the right to immediately terminate this Agreement.

     This Agreement, and any rights or obligations hereunder, may not be assigned or transferred by ATA without MCCL's prior written approval. For purposes of this Agreement, a merger, consolidation, or other corporate reorganization or a transfer or sale of 51% of the voting shares of ATA's stock, or of all or substantially all of its assets shall be deemed to be an assignment. This is a contract for personal services and MCCL relies upon the qualifications, reputation and expertise of ATA to perform all obligations hereunder. In particular, MCCL relies on ATA's history of performance over thirty (30) years of operation.

     12.3. Notices.

     All notices and requests in connection with this Agreement shall be deemed given as of the day they are received either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows:

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


NOTICES TO ATA:                         NOTICES TO MCCL:
--------------                          ---------------

ATA                                     Microsoft (China) Co., Ltd.
Bei Hai Wan Tai Building Room 707       ADDRESS
No.6 North Chao Yang Men Street,        6F, Beijing Sigma Center
Beijing P.R.China 100027                No. 49, Zhichun Road, Haidian District
Attn.: Mr. Wang Lin                     Beijing 100080, P.R.C
                                        Attn: ATA Account Manager
Telephone: 86-10-85282060
Fax:       86-10-85282050               Copy to: Law & Corporate Affairs
Copy to: General Counsel                Telephone: (86 10) 6261-7711
ATA                                     Fax:       (86 10) 6255-5402
Bei Hai Wan Tai Building Room 707
No.6 North Chao Yang Men Street,        Copy to: Jay Henningsen
Beijing P.R.China 100027                Group Product Manager
                                        Microsoft Corporation
Telephone: 86-10-85282060               1 Microsoft Way
Fax:       86-10-85282060               Redmond, WA 98052
                                        Telephone: (425) 706-4441
                                        Fax:       (425) 706-4329

or to such other address as the party to receive the notice or request so designates by written notice to the other.

     12.4 Taxes.

          (a) The parties acknowledge that ATA may launch the MOE Polytechnic Programs in Hong Kong S.A.R., Macao S.A.R. and Taiwan, with prior written approval from MCCL. ATA shall be responsible for any income, franchise, excise, sales, use, gross receipts, value added, goods and services, property or similar tax imposed by any foreign, federal, state, provincial, municipal, local and other taxing authority which is required to be paid by ATA as a result of the transactions contemplated under this agreement. MCCL is not liable for any taxes, duties, levies, fees, excises or tariffs or any penalties, interest or any additions thereon, incurred in connection with or related to the sale of goods and services under this Agreement. Such taxes shall be the financial responsibility of ATA, including penalties, interest and other additions thereon, and ATA agrees to indemnify, defend and hold MCCL harmless from any taxes or claims, causes of action, costs (including without limitation, reasonable attorneys' fees), penalties, interest charges and other liabilities of any nature whatsoever related to such taxes.

          (b) All amounts to be earned by ATA herein are inclusive of all taxes imposed by all foreign, federal, state, provincial, municipal, local and other taxing authorities, including income, franchise, excise, sales, use, gross receipts, value added, goods and services, property or similar tax, now or hereafter imposed on ATA. Such taxes shall be the responsibility of ATA and may not be passed on to MCCL.

     12.5 Governing Law and Dispute Resolution. This Agreement shall be governed by the laws of the People's Republic of China (for the purpose of this Section 12.5, the laws of the People's Republic of China does not include Hong Kong S.A.R., Macao S.A.R. and Taiwan). The parties hereby agree to settle disputes arising out of this Agreement through friendly negotiations. If any dispute cannot be settled through friendly negotiations within 60 days after either party sends out a notice for negotiation, then either party may submit the dispute to arbitration at the China International Economic and Trade Arbitration Commission in Beijing (CIETAC) in accordance with its rules in effect from time to time. The arbitration award shall be final and binding upon both parties. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees. This choice of jurisdiction does not prevent either party from seeking injunctive relief with respect to a violation of intellectual property rights or confidentiality obligations in any appropriate jurisdiction.

     12.6 Subcontracting. ATA shall not have the right to subcontract any portion of its obligations under this Agreement and the Statement of Work to third parties who are significant competitors in relation to MCCL's core packaged software development and sales business without the

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


prior written approval of MCCL. MCCL shall have the right to subcontract any of its obligations under this Agreement without the prior written approval of ATA. If ATA is unsure whether an entity is a significant competitor, ATA agrees that it will contact MCCL for its determination. This Section 12.6 shall not limit ATA's ability to enter into Agreements with prospective testing centers.

     12.7 Construction. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect. Failure by either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision. This Agreement has been negotiated by the parties and their respective counsel and shall be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

     12.8 Entire Agreement. This Agreement does not constitute an offer by MCCL and it shall not be effective until the conditions specified in Section 10.1 hereinabove have been satisfied. This Agreement, all Exhibits hereto, and the Non-Disclosure Agreement shall constitute the entire agreement between the ATA and MCCL with respect to ATA's obligations and all other subject matter hereof and merge all prior and contemporaneous communications. It shall not be modified except by a written agreement dated subsequent to the Effective Date and signed on behalf of ATA and MCCL by their respective duly authorized representatives.

     12.9 Force Majeure. Neither party shall be responsible nor be deemed to be in default under this Agreement for any delay or failure in performance of any of its obligations to be performed hereunder resulting from causes beyond its reasonable control and without its negligence (collectively referred to herein as "Force Majeure"). Such causes shall include acts of God, strikes, lockouts, other labor disturbances, riots, insurrections, civil disturbances, sabotage, embargoes, blockades, acts of war, power failures, or communication line failures.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date written above.

(CHINESE CHARACTERS)                    (CHINESE CHARACTERS)
MICROSOFT (CHINA) CO., LTD.             ATA TESTING AUTHORITY, BEIJING CO., LTD


-------------------------------------   ---------------------------------------
Signature                               Signature

-------------------------------------   ---------------------------------------
Name (Print)                            Name (Print)

-------------------------------------   ---------------------------------------
Title                                   Title

-------------------------------------   ---------------------------------------
Date                                    Date

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     Exhibit A

Statement of Work

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

Table of Contents

1.0  SCOPE OF THE MOE POLYTECHNIC PROGRAM..................................    4
2.0  SCOPE OF THE MANAGEMENT OF PRINTING AND DISTRIBUTING PRINTED
     COURSEWARE MATERIALS..................................................    4
2.1  SERVICE LEVEL REQUIREMENTS............................................    5
2.2  MANAGEMENT SERVICES...................................................    5
2.3  SUB-CONTRACTORS COSTS.................................................    6
3.0  SET-UP AND MAINTENANCE OF CALL CENTERS................................    6
3.1  BASIC ACTIVITIES......................................................    6
3.2  KEY PERFORMANCE INDICATORS ("KPIS" KPI REPORTING REQUIREMENTS)........    7
3.3  MCP EXAM PROGRAM INFORMATION..........................................    8
3.4  STAFFING..............................................................    8
3.5  LANGUAGE CAPABILITIES.................................................    8
3.6  RESC MOVES............................................................    9
3.7  CALL MONITORING.......................................................    9
3.8  TRAINING..............................................................    9
4.0  REGISTRATION AND SCHEDULING OF EXAMS..................................    9
4.1  REGISTRATIONS.........................................................    9
4.2  CANDIDATE NOTIFICATION................................................    9
4.3  REGISTRATION AND EXAM AVAILABILITY....................................    9
4.4  SAME-DAY REGISTRATIONS................................................   10
4.5  REGISTRATION REPORTING................................................   10
4.6  CANCELLATION AND RESCHEDULING POLICY..................................   10
4.7  RETAKE POLICY.........................................................   11
5.0  QUALITY ASSURANCE AND CUSTOMER SATISFACTION...........................   11
6.0  INCIDENT TRACKING, RESOLUTION, AND REPORTING..........................   12
7.0  DATA INTEGRITY........................................................   12
7.1  DATA INTEGRITY AUDIT..................................................   12
7.2  DEMOGRAPHIC CHANGES...................................................   13
7.3  MERGES................................................................   13
7.4  MISSING RESULTS.......................................................   13
7.5  DATA CONFIDENTIALITY AND PRIVACY GUIDELINES...........................   14
8.0  EXAM RESPONSE AND CERTIFICATION DATA FEEDS............................   14
8.1  DATA FEED DEFINITIONS.................................................   14
8.2  DATE AND TIME STAMP...................................................   14
8.3  CONNECTIVITY..........................................................   14
8.4  SUPPORT...............................................................   14
8.5  DATA FEED SCHEDULE....................................................   15
8.6  KEY PERFORMANCE INDICATOR: EXAM DATA SENT.............................   15
8.7  DATA RETENTION........................................................   15
9.0  EXAM DELIVERY.........................................................   15
9.1  KEY PERFORMANCE INDICATOR: EXAM SERVICE LEVEL.........................   15
9.2  EXAM OFFERINGS........................................................   15
9.3  LOCALIZATION..........................................................   16
9.4  TIME DURATIONS AND EXTENSIONS.........................................   16
9.5  EXAM NON-DISCLOSURE AGREEMENTS (NDA) AND PRIVACY STATEMENTS...........   16
10.0 SECURITY..............................................................   16
10.1 EXAM SECURITY BREACH..................................................   16
10.2 TESTING CENTER SECURITY...............................................   16
10.3 TEST CENTER COMPLIANCE................................................   17
10.4 SECRET SHOPPING.......................................................   17
10.5 SITE CLOSURES DUE TO SECURITY INFRACTIONS.............................   18
10.6 SITE LEVEL STATISTICAL ANALYSIS.......................................   18
10.7 INDIVIDUAL CHEATER NOTIFICATION.......................................   18
11.0 PROJECT MANAGEMENT....................................................   18
11.1 ATA BRIEFS............................................................   18

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

11.2 CHANGE MANAGEMENT.....................................................   19
12.0 EXAM PUBLISHING, POSTING, AND DISTRIBUTION............................   19
12.1 DEFINITIONS...........................................................   19
12.2  EXAM PUBLISHING, POSTING, AND DISTRIBUTION PROCESS...................   19
12.3 BETA EXAMS............................................................   20
12.4 EXAMS.................................................................   21
12.5 TECHNICAL DEVELOPMENT.................................................   21
13.0 CHANNEL...............................................................   21
13.1 CHANNEL AND GEOGRAPHIC COVERAGE.......................................   21
13.2 CHANNEL HARDWARE AND SOFTWARE REQUIREMENT.............................   21
13.3 CHANNEL UPGRADES......................................................   24
13.4 CHANNEL REPORTING.....................................................   24
14.0 ATA MARKETING ACTIVITIES..............................................   24
14.1 MCCL SPECIAL PRICING..................................................   24
14.2 VOUCHER SYSTEMS.......................................................   24
14.3 DISCOUNT REPORTS......................................................   24
14.4 VOUCHER EXPIRATIONS...................................................   25
14.5 GENERAL VOUCHER RULES.................................................   25
15.0 BUSINESS REVIEW MEETINGS..............................................   25
16.0 ACCOUNT MANAGEMENT AND CLIENT SERVICES TEAM...........................   25
17.0 REPORTING.............................................................   26
18.0 FINANCIAL OVERVIEW....................................................   26
18.1 ATA LICENSING FEES:...................................................   26
18.2 OTHER BENEFITS........................................................   26
18.3 FORFEITURE REPORTS....................................................   27
18.4 EXPIRED EXAMS.........................................................   27
18.5 PRICING SCHEDULE MAINTENANCE..........................................   27
19.0 COLLECTIONS BY ATA....................................................   27
19.1 ACCEPTABLE PAYMENT METHODS............................................   27
19.2 REMITTANCE TO MCCL....................................................   27
20.0 FINANCIAL REMITTANCES, REPORTS, AND INVOICES..........................   27
20.1 INVOICING.............................................................   27
20.2 WELCOME KITS..........................................................   27
21.0 CERTIFICATES..........................................................   27
21.1 EXAM CERTIFICATES.....................................................   28
21.2 COURSE COMPLETION CERTIFICATES........................................   28
21.3 CERTIFICATION WELCOME KITS............................................   28
22.0 LIST OF APPENDIXES....................................................   28
23.0 INCORPORATION.........................................................   29

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

This STATEMENT OF WORK ("SOW") is entered into on May 16, 2003, by and between (CHINESE CHARACTERS) ATA Testing Authority, Beijing Co., Ltd. ("ATA") and (CHINESE CHARACTERS) Microsoft (China) Co., Ltd. ("MCCL"), as Exhibit A to the Master Service Agreement executed by and between MCCL and ATA on May 16, 2003 (THE "MASTER SERVICE AGREEMENT"), and shall be effective as of the Effective Date as provided in the Master Service Agreement.

The purpose of this SOW is to further define the rights and obligations of ATA and MCCL under the Ministry of Education ("MOE") Polytechnic Program (FYB011449) in accordance with the principles as set forth in the Master Service Agreement.

Unless otherwise defined, all the defined terms under this SOW shall have the same meaning as defined in the Master Service Agreement.

1.0  SCOPE OF THE MOE POLYTECHNIC PROGRAM

     MCCL has been properly authorized and developed an education program based on Microsoft Official Curriculum, the Microsoft Certified Professional
     (MCP) Program and other Microsoft materials. MCCL will license these programs to ATA in accordance with the Master Service Agreement and this SOW, and ATA agrees to perform its obligations in accordance with the Master Service Agreement and the Exhibits thereto.

     In general, ATA agrees to perform the following obligations in accordance with the Master Service Agreement and this SOW:

     - Develop and maintain Candidate (defined in Section 3.0 hereinafter) registration and record management

     - Manage printing and distributing of printed Courseware Materials (defined in Section 2.0 hereinafter)

     - Register Candidates and provide appointment notification services for associated exams

     -    Deliver exams in a secure, proctored environment

     -    Delivering exam results to Candidates, including beta exam rescores

     -    Collect Candidate data and remit to MCCL

     -    Collect exam results and remit to MCCL

     -    Provide program information and support to Candidates

     - Provide exam certificates, MCP welcome kits and course completion certifications to Candidates who complete courses and pass MCP exams

     -    Provide reporting to MCCL

     -    Payment and remittance of Licensing Fees to MCCL

     -    Recruit Customers (defined in Section 2.1 hereinafter)

     - Develop and execute program marketing materials and Candidate recruitment services

     -    Ensure the quality of its performance of the above obligations

     Specifically, ATA shall perform each of the obligations as set forth in this SOW, and each of the above obligations is deemed as "material" under
     Section 3 of the Master Service Agreement.

     Regardless whether the services will be performed by ATA itself or ATA will hire any service providers to help to perform ATA's obligations in strict accordance with the Master Service Agreement and this SOW ("ATA Service Providers"), ATA shall be the party who is responsible for the performance of such obligations to MCCL and be liable to MCCL for the failure of the performance.

     Unless otherwise specifically provided for in this SOW or in the Master Service Agreement, for all of the obligations that ATA shall perform under this SOW, MCCL is not obliged to make any payment to ATA.

2.0 SCOPE OF THE MANAGEMENT OF PRINTING AND DISTRIBUTING PRINTED COURSEWARE MATERIALS

     ATA shall manage the printing and distribution of the courseware materials, including, without limitation to, printing of books, documents and components, CDs and DVDs replication, and kitting and fulfillment services in accordance with the Master Service Agreement and this SOW (such books, documents and components, CDs and DVDs, kitting, and other materials to be designated by MCCL from time to time are hereby collectively referred to as "COURSEWARE MATERIALS".

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     ATA hereby represents and warrants that it has been authorized by the State law and/or regulation to replicate CD and DVD, or ATA will find a service provider to replicate such CD and DVD.

     ATA will hire ATA Service Providers to (i) perform the printing work of Courseware Materials, (ii) manage and operate a warehouse to control the stock for the Courseware Materials that MCCL licenses ATA to print and distribute in accordance with the Master Service Agreement and this SOW, and (iii) to deliver such Courseware Materials to the Customers. ATA will negotiate a market competitive price with ATA Service Providers. MCCL shall have the right to review the negotiated price and refuse or accept the negotiated price. ATA will renew any negotiations if necessary.

2.1  SERVICE LEVEL REQUIREMENTS

     ATA shall contract with ATA Service Providers and meet the following service level requirements for printed Courseware Materials:

          - Print run turnaround from print ready file availability to availability for Customer delivery within 15 business days. ("CUSTOMER" shall mean the Schools enrolled in the MOE Polytechnic Programs and sign the Training Agreement with ATA in the form and substance of Exhibit B to the Master Service Agreement)

          - Print overages exceeding 1% of the quantity ordered shall not be accepted, and ATA shall be fully responsible for such overage.

          -    Only paper contained in the will be charged.

          -    Customer order fill rate - 99% within 72 hours.

          -    Delivery time to Customer - 10 business days.

          -    Published Customer service phone number

          -    Issue resolution within 48 hours (2 business days).

          -    Data feed - delivered Monday (Beijing time) for preceding week.

          -    Data errors resolved and resent within 24 hours.

2.2  MANAGEMENT SERVICES

     To support ATA's efforts, MCCL will provide the following services to ATA regarding ATA's management of printing and distribution of Courseware Materials in support of the MOE Polytechnic Program. ATA shall communicate the required actions to ATA Service Providers to efficiently implement the production of Courseware Materials and delivery to Customers.

     - Manufacturing specifications. MCCL shall provide to ATA a manufacturing specification, which may change from time to time or by title. This specification will include requirements for trim size, paper type, cover stock, color specifications, and cartoning. ATA shall urge ATA Service Providers to fulfill their obligations in accordance with the practices and procedures that are equivalent to or otherwise in accordance with the best industry practice and standards.

     - Print run quantity management. This involves specification by MCCL of the quantity of first run and reprint printings. ATA shall communicate the quantities provided by MCCL to ATA Service Providers to enable a maximum fifteen (15) business day turnaround from the time that print ready files are available to the time that printed Courseware Materials are available for shipment from the central warehouse.

     - Inventory management. Inventory management shall consist of maintaining inventory levels to meet shipment demands, ordering destruction of obsolescent or over-produced Courseware Materials, managing instructions for Courseware Materials' recalls or reworks as appropriate, and title status designation as available for sale, on hold, out of stock and others as appropriate. MCCL shall provide to ATA instructions concerning inventory management. ATA shall communicate all instructions from MCCL to ATA Service Providers to ensure proper inventory maintenance. MCCL agrees to adjust royalties due for obsolete Courseware Materials produced under the direction of MCCL, except for

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

          Courseware Materials with errors or omissions not caused by MCCL. Should any of these inventory management instructions not be properly communicated and executed by ATA Service Providers, ATA will bear full costs associated with disposal of obsolescent or over-produced Courseware Materials. Any damage to the Courseware Materials incurred while being stored at ATA Service Providers' facility due to negligence or improper storage will be at the expense of ATA or ATA Service Providers rather than MCCL. ATA will provide MCCL with full reporting of all inventory activities in accordance with Appendix L attached hereto, ATA Revenue Reconciliation Reports.

     - Distribution management. ATA and ATA Service Providers shall manage and control the distribution network needed to deliver the Courseware Materials as required in the Master Service Agreement and this SOW. MCCL shall provide consulting services to ATA regarding distribution policies and procedures. Such policies would include order fill rates, delivery time metrics, customer service handling, call center metrics, and the like.

          ATA understands that the Courseware Materials are specifically for the MOE Polytechnic Program and shall be distributed to Candidates only. Accordingly, ATA hereby commits that it shall obey such obligations and shall urge and supervise ATA Service Providers and Customers to obey such obligations as well.

2.3  SUB-CONTRACTORS COSTS

     ATA shall be solely responsible for the fees of ATA Service Providers and nothing in this SOW shall authorize ATA to pledge the credit of MCCL or to incur any commitment, liability or obligation upon MCCL.

3.0  SET-UP AND MAINTENANCE OF CALL CENTERS

     ATA shall, at its own cost, provide all full-time students taking MCP classes (and/or other classes to be designated by MCCL from time to time) at Customers (such students are referred to as "CANDIDATES") with toll-free telephone access (where available and not cost prohibitive) to a Microsoft Regional Education Service Center ("RESC") for either registration or inquiry purposes.

     ATA may change the telephone/fax numbers with sixty (60) days written notice to MCCL. ATA shall provide a forwarding number to Customers and Candidates via (1) recorded message on the old number, lasting a minimum of six (6) months from its termination; and (2) proactive notification on the ATA Web site. In the event that local telephone service infrastructure cannot support these requirements, ATA shall notify MCCL within fourteen
     (14) days of this discovery.

     All calls shall be answered with: "Microsoft Certified Professional
     Program".

3.1  BASIC ACTIVITIES

     ATA is responsible to fulfill its obligation to support Customers and Candidates. ATA shall provide all necessary services to adequately fulfill Candidates' needs as they relate to registration, training, testing and issuing certificates. Specifically, these obligations shall include but are not limited to the following:

     -    ATA shall receive incoming calls for registrations or inquiry.

     -    ATA shall provide online registration services.

     - ATA shall provide registration services no less than from 7AM to 7PM (Beijing time) Monday through Friday. ATA shall notify MCCL at least thirty (30) days in advance of any planned RESC closing due to holidays or any other reasons.

     - ATA shall make outbound calls as required to fulfill ATA's obligations. Outbound calls to Customers shall not be used for direct marketing purposes.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     - ATA shall receive and process incoming faxes as required to fulfill ATA's obligations.

     - ATA shall send outbound faxes as required to fulfill ATA's obligations.

     - The Fax Server shall have capability as required to fulfill ATA's obligations.

     -    ATA shall appoint sufficient number of Customer Service
          Representatives ("CSRs") to meet obligations, who shall have access to the Web as required to fulfill ATA's obligations, and ATA shall submit a list of the CSRs to MCCL in advance for approval.

     -    CSRs shall have e-mail as required to fulfill ATA's obligations.

     -    CSRs shall be subject to periodic call monitoring.

     - CSRs shall continue to have access to Microsoft Candidate Manager (and other required Microsoft systems and tools as they become available) to fulfill ATA's responsibilities based upon a mutually agreed upon technology phase-in plan.

     - ATA shall manage and record all incoming complaints from Customers and/or Candidates regarding the quality or delivery service of exams and/or Courseware Materials. ATA shall work with ATA Service Providers to resolve such issues and provide to the Customer with any replacement materials within (5) five business days after receiving the complaint.

3.2 KEY PERFORMANCE INDICATORS ("KPIS", REFER TO APPENDIX A, KPI REPORTING REQUIREMENTS)

     Progress towards the monthly-measured KPIs listed in this section shall be reported on a weekly basis, unless another timeframe has been mutually agreed.

     ATA shall provide certification forecast reports to MCCL on a quarterly basis (or more frequently as mutually agreed). This report will be broken down by the major regions in which ATA provides a call center support function.

     - MCCL will work with ATA to convert the certification forecasts to exam delivery forecasts, as requested by ATA.

     - ATA will determine staffing needs to meet the call-to-registration ratios. For example, the following ratios might be used: 1.2 calls per forecasted delivery.

          Unless otherwise provided for in this SOW, ATA must comply with the defined metrics of the KPIs. If ATA does not meet the defined metrics of the KPIs, MCCL reserves the right to impose agreed upon remedies as set forth in the Master Service Agreement.

     - PHONE SERVICE LEVEL (PSL) measures the percentage of calls answered within ninety (90) seconds or less. The time begins at the later of:
          (1) when the connection is made, (2) any prerecorded broadcast messages have been played; or (3) the Candidate chooses to talk to a call representative from a phone menu.

          BENCHMARK: a minimum of 80% of inbound calls each month shall be answered by a CSR within 90 seconds or less. This shall be reported monthly by the RESC to MCCL. In the event this benchmark is not met, ATA shall report reasons for such performance and actions taken to correct, along with completion dates, to MCCL.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

          ATA shall report to MCCL monthly the total number of calls received at each RESC. In addition, if the PSL is not met in accordance with the benchmark requirements as set forth in the preceding paragraph, MCCL may request that ATA report these metrics weekly until the metric has been met for four (4) consecutive weeks.

          These metrics will be reported to MCCL via a mutually agreed upon format.

     - PERCENTAGE OF CALLS HANDLED (PCH) measures the percentage of calls received at the call center, which are handled, or answered, by a CSR. (This metric is also referred to as the "abandonment rate".)

          BENCHMARK: ATA shall handle a minimum of 96% of all calls received each month (4% of calls are abandoned).

          ATA shall report these metrics of each RESC monthly to MCCL. In the event these benchmarks are not met, ATA shall report reasons for such performance and actions taken to correct, along with completion dates, to MCCL.

          ATA shall report to MCCL monthly the total number of calls received by each RESC and how many were not abandoned. In addition, if the metric is not met, MCCL may request that ATA report these metrics weekly until the metric has been met for four consecutive weeks.

     - CHANNEL SUPPORT CALLS RECEIVED. ATA shall provide call center support via phone, e-mail, Instant Messaging, or other communication mechanisms for its testing sites. Support services include:

          -    Technical support

          -    Financial systems support

          -    Candidate escalation support

          In the event that service level concerns arise from the channel, MCCL reserves the right to request monthly regional PSL and PCH reports, as well as time-to-resolve metrics, as a measurement of support service quality.

3.3  MCP EXAM PROGRAM INFORMATION

     The ATA CSR staff shall be familiar with the information contained within Appendix B, MCP Customer Service Calls. Updated program information will be relayed to ATA through, but not limited to, the following methods: e-mail, ATA Brief (defined in Section 11.1 hereinbelow), contract, or SOW. ATA will make program information easily accessible to each phone/order entry representative and the phone/order center management staff.

     Candidates requesting program information beyond that found in Appendix B, MCP Customer Service Calls, should be referred to the Microsoft public Web site or transferred to RESC as necessary.

3.4  STAFFING

     ATA shall staff to handle the volume forecasts provided by MCCL, as detailed in Section 3.2 ATA shall provide RESC staffing plans when requested by MCCL. MCCL shall not request this report more than once per quarter unless phone service metrics have been missed for one (1) full month.

3.5  LANGUAGE CAPABILITIES

     ATA's call center network shall support all languages that correspond with each localized MCP exam at no additional cost to MCCL. Currently, these languages include English and Chinese. In the event that future needs change, MCCL will provide an ATA Brief (defined in Section 11.1 herein below)to request that additional languages be supported.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

3.6  RESC MOVES

     ATA shall provide a minimum of thirty (30) day notice for any RESC move or any system move that can reasonably be determined will affect the scheduling or testing of Candidates. In the event of urgent circumstances or an overriding business need, ATA will provide a report to MCCL summarizing the move and its effect, if any, upon the MCP testing program.

3.7  CALL MONITORING

     Where technology exists and local laws permit, MCCL shall be entitled to remotely monitor incoming phone calls to RESCs, undetected by the CSR being monitored. Additionally, where local laws do not prohibit recording, MCCL shall be entitled to have calls being monitored and/or being recorded as necessary.

3.8  TRAINING

     ATA must employ a designated trainer that is knowledgeable of the MOE Polytechnic Program and the MCP Program, as defined in Appendix B, MCP Customer Service Calls. ATA shall publish training documents for MCCL review, as requested by MCCL. MCCL may recommend specific areas of focus for CSR training/retraining for the MCP program. MCCL shall provide appropriate collateral training as necessary.

4.0  REGISTRATION AND SCHEDULING OF EXAMS

4.1  REGISTRATIONS

     For each registration ATA shall ask the following questions and collect the following information:

     -    Have you taken a Microsoft Certification test before?

     -    MCP ID number (required if Candidate has previously taken a test).

     -    First Name, Last Name, and middle initial (if applicable)

     -    Address, City, Province, Country, Postal Code

     -    Valid Country ID

     -    Internet e-mail address

     - Company/organization name (if the Candidate does not have a Company/organization name, the CSR may optionally enter "NO COMPANY")

     -    Telephone number (work and home)

     -    Fax number (Optional)

     - For the first registration made by a new Candidate, ATA shall verify and spell back all information listed above, and must verify that each student is a full-time student at the Customers.

     - For subsequent registrations, ATA shall verify all information listed above.

4.2  CANDIDATE NOTIFICATION

     ATA shall implement, wherever possible, a method for confirming to Candidates their exam appointment time, which may include e-mail or other selected method.

4.3  REGISTRATION AND EXAM AVAILABILITY

     ATA shall take all necessary measures to ensure that instructors or officials at Customers shall be required to register Candidates, and to register within the time period that MCCL designates as the exam registration period.

     ATA shall not allow Customers to register Candidates for an exam before or after the dates that MCCL designates as the exam registration period.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     ATA shall not deliver an exam to any Candidate before or after the dates that MCCL designates as the exam availability period without express written consent from MCCL.

     The start of the exam registration period typically precedes the exam availability by 1-2 weeks for a beta exam, and by one (1) day for live exams. (See also Section 12.2 for publishing information.)

     The start or end date/time for registrations at a call center or test site shall be the China local time, relative to the location of the call center or test site.

     The start or end date/time for exam delivery shall be the China local time of the test site.

     ATA shall make best efforts to disallow beta exam delivery at testing sites who chronically fail to meet the 14-day Exam Data Sent KPI (see Section 8.6).

     ATA shall make best efforts to disallow Candidates who have been banned from the MCP program from registering for and taking exam. This includes Candidates identified by ATA as having cheated, as well as identified as being cheaters by other parties (see Section 10.7).

4.4  SAME-DAY REGISTRATIONS

     ATA is permitted to disallow a Customer from requesting an exam delivery date that coincides with the date of the registration request. ATA is encouraged, however, to allow these "same-day registrations" whenever possible, in order to further promote Customer satisfaction. In some instances, ATA may accommodate same-day Candidates by scheduling them for a time in "today's past," in order to maximize seating capacity. ATA must take care when scheduling the test appointment to ensure there is sufficient time to download the exam to the exam workstation, as this could adversely impact the Exam Service Level KPI (see Section 9.1).

4.5  REGISTRATION REPORTING

     ATA shall report to MCCL the total number of registrations taken and registrations cancelled for Candidates, as well as the number of exams delivered. These metrics shall be broken out by those received via a CSR at a call center, those taken via the Internet, and those registrations taken directly at the testing centers.

     ATA shall report these metrics weekly via the KPI format outlined in Appendix A, KPI Reporting Requirements.

     MCCL may also require that registrations be broken out by exam type.

     Beta exam registration reports shall be provided daily during the beta exam period, beginning with the beta pre-registration period and ending at the conclusion of the beta exam availability.

4.6  CANCELLATION AND RESCHEDULING POLICY

     - CANDIDATE CANCELLATIONS. ATA will notify Candidates of cancellation and rescheduling policies at the time of registration. This includes registrations completed at call centers, testing sites, or via the ATA Web site. ATA shall allow all Candidates the opportunity to cancel a registration provided that the Candidate calls to cancel at least 24 hours prior to the scheduled appointment. The Candidate may also reschedule an appointment with at least 24 hours notice prior to the scheduled appointment. ATA may not set the cancellation deadline to be greater than 24 hours prior to the appointment, as this impacts customer satisfaction. ATA shall have discretion to be more customer-friendly and make exceptions regarding cancellations and reschedules requested with less than 24-hours advanced notice. If the Candidate does not cancel or reschedule the registration prior to the cancellation deadline, the Candidate shall be designated as a "no-show."

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

          If a voucher or promotional code is used to pay for an exam, the Candidate may not reschedule an exam beyond the expiration date of the voucher or promotion.

     - ATA CANCELLATIONS. If ATA must cancel a Candidate registration for any reason, ATA will notify the candidate at least one (1) business day (24 hours) prior to scheduled exam. In the event that ATA cannot contact the candidate prior to cancellation, ATA will make appropriate compensation to candidate, such as a free exam at ATA's expense. ATA will report all instances when a candidate's registration is cancelled by ATA. This report should detail the reason(s) why the registration was cancelled. ATA shall design this report, which is subject to approval by MCCL. See Appendix E, Report Key, for additional information on this report.

4.7  RETAKE POLICY

     ATA shall enforce the MCP exam retake policy and not permit Candidates to register or take an exam which violates this policy. This enforcement shall be based on registration data from within ATA's system alone. When MS-Cert integration is available, the enforcement shall be based on registration data from within MS-Cert. MS-Cert is defined in Appendix D (ATA Exam Results Import Format).

     The policy for MCP exam retakes is:

          If you do not pass an exam the first time, you may retake it at any time. If you do not achieve a passing score a second time, you must wait at least 14 days to retake the exam a third time. A 14-day waiting period will be imposed for all subsequent exam retakes. If you have passed an exam, you cannot take it again. Beta exams may be taken only once.

          Candidates are eligible for each course to take associated exam and one re-take if initial exam ends in failure. Subsequent retakes must to be attempted through commercial channel.

     MCCL shall provide at least thirty (30) days notice to ATA in the event the retake policy changes or a special case is necessary for a given exam.

5.0  QUALITY ASSURANCE AND CUSTOMER SATISFACTION

     ATA will implement the following requirements for Customer surveys:

     - Survey shall be an in-house survey. ATA is encouraged to supplement with an independent research organization survey, but must keep their survey data separate from the independent data.

     - MCCL reserves the right to approve questions asked in the survey and may request additional questions to be added to the survey. MCCL shall make reasonable attempts to limit the number of survey questions. MCCL shall not request survey question updates more than two (2) times per year.

     - Survey will be delivered to a statistically relevant, worldwide population of MCP candidates within two (2) weeks after the Candidates have taken an exam.

     - Excessive annual survey costs may be managed by ATA by limiting survey to key geographic areas, rotating regions surveyed, limiting sample size and number of survey questions, and use of electronic survey methods.

     - Legal, technology, and other practical issues might limit the scope of the survey in some regions. ATA will advise MCCL of any such limitations.

     - Survey results will be provided to MCCL on a monthly basis, or on a mutually agreed timeframe. Results shall be provided to MCCL in a summary report, with raw data made available upon request.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     - Survey data will measure customer experience with testing at ATA, starting with exam registration (though call centers, test sites, or web registration), through exam delivery and post-exam requests (e.g., replacement score report requests)

     MCCL also reserves the right to perform one or all of the following on a reasonable basis at MCCL expense:

     -    MCCL Customer satisfaction survey

     -    Call monitoring

     - Secret shopping of ATA's call center representatives and testing centers

     Based on the results of any or all of the above-mentioned survey or methods, ATA may be asked to implement a mutually agreed upon performance improvement plan to increase the quality of Candidate service in the call center(s), test sites, or web.

     All Customer surveys conducted by ATA shall be in accordance with local laws. Consultation, if needed, may be provided by MCCL and MCCL service providers.

6.0  INCIDENT TRACKING, RESOLUTION, AND REPORTING

     To meet the needs of the MCP program in the event that an incident occurs that causes or has the potential to cause a disruption in service to Candidates, ATA shall notify MCCL as soon as an incident has occurred. In addition ATA shall ensure the following are in place:

     - Escalation path established for CSR, Testing Center channel, ATA management, and MCCL contacts.

     - Incident tracking system to capture information including, but not limited to: date, Candidate name, issue type (categorized to facilitate summary roll up), CSR or other point of initiation, escalation path, resolution, date of closure.

     - A MCCL Escalation Report shall be produced monthly. ATA shall design this report, subject to MCCL's approval. The report should include trend data as well as extraordinary incidents, in order to provide a gauge of the health of the business.

     - ATA is responsible to respond to all issues within one business day and track the issue until resolved. ATA will make its best efforts to resolve all issues within five (5) business days. In the event an escalation must be forwarded to MCCL for further research, ATA will continue to track status of the issue until resolved. ATA is also responsible to compensate any Candidate affected by deficiencies of ATA, at ATA's discretion.

7.0  DATA INTEGRITY

     The following Sections 7 and 8 define requirements, processes, and metrics regarding data and data feeds to MCCL. Additional requirements and procedures are defined in, Appendix C, Missing Exam Information and Data Feed Process. The sections below refer specifically to the current model where ATA collects data from MCCL customers and remits data via a file feed.

     ATA is responsible to deliver all Candidate and exam data per the processes, formats and KPIs outlined in the Appendix A, KPI Reporting Requirements. In the event ATA is unable to correctly remit data to MCCL, ATA is responsible to resolve any issues or to bring to MCCL's attention, and continue to track until the issue is resolved. This includes all records rejected by MS-Cert or failure to connect with a Microsoft server to download data.

7.1  DATA INTEGRITY AUDIT

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     MCCL reserves the right to audit ATA's data as it pertains to Candidates no more than twice per year at MCCL's expense. Audits will be scheduled at least 10 business days in advance and occur during regular business hours. MCCL may also request ATA to perform an audit of their data and publish the results of that audit to MCCL. If such audit was not scheduled by ATA and ATA incurs expenses related to the audit, MCCL should be responsible for the expenses incurred, at ATA's request.

7.2  DEMOGRAPHIC CHANGES

     ATA may update Candidates' demographic information as needed; however, for security concerns, ATA is prohibited from updating Candidates' names. Candidates must contact a Microsoft RESC for name changes. ATA shall update the Candidate database for address changes received from the nightly MCCL file feed within 48 hours of receipt. ATA shall report to MCCL monthly on number of address changes completed within 48 hours.

7.3  MERGES

     ATA is to complete all merge requests received from Candidates via RESCs, within two (2) business days of receipt. ATA is to complete all merge requests received from Candidates via MCCL, within one (1) business day of receipt.

     When a merge is requested, the duplicate Candidate information will be merged into the original Candidate record. ATA will prevent duplicate records from being created for Candidates who register via RESCs.

7.4  MISSING RESULTS

     ATA will research and make best efforts to resolve any issue regarding an exam record that is missing from either MCCL or ATA following first formal notification by MCCL or its agents. This notification indicates that the Candidate is aware that his or her record is incomplete and has escalated to MCCL or MCCL agent. Quick resolution is critical. ATA shall make best efforts to provide either resolution or a plan for resolution for missing exam results within three (3) [business] days. In the event an escalation must be forwarded to MCCL for further research, ATA shall continue to track status of the issue until resolved. This issue should be considered an escalation and rolled up with escalation reports listed under Section 6.0. Missing exam results procedures are defined in Appendix C, Missing Exam Information and Data Feed Process.

     ATA MISSING EXAM RESULTS - ERROR FILE CORRECTION

     ATA will research and make best efforts to resolve any issue regarding an exam record that errors out from MCCL upon receipt of an exception report from MCCL within five (5) days of the receipt of the exception report. In the event that exception reports are not generated for a period of longer than three (3) business days, ATA shall make best efforts to resolve these issues within 5 days.

     ATA MISSING EXAM RESULTS - ESCALATED ISSUES SPREADSHEET

     ATA will research and make best efforts to resolve any issue regarding an exam record that is missing from either MCCL or ATA following first formal escalation by Microsoft Cert Tier 1 Support. This escalation indicates that the Candidate is aware that his or her record is incomplete and has escalated to MCCL or MCCL agent. Quick resolution is critical. ATA will make best efforts to provide either resolution or a plan for resolution for escalated exams within three (3) days.

     ATA MONTHLY RESULT RESYNCHRONIZATION AND RECONCILIATION

     ATA will perform an initial resynchronization and provide MCCL with the results within five (5) days after the end of each calendar month. Upon analysis by MCCL and return of the results of said analysis to ATA, ATA will make best efforts to provide either resolution or a plan for resolution for all outstanding results within five (5) days.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

7.5  DATA CONFIDENTIALITY AND PRIVACY GUIDELINES

     ATA agrees to comply with MCCL data confidentiality and privacy guidelines that will be updated from time to time.

     The following highlights the MCCL data protection and privacy principles. ATA shall make best efforts to conform to these principles and shall provide status reports to MCCL on their progress, to conforming to these principles.

     - NOTICE. Personal data shall be obtained only for one or more specified and lawful purposes, and shall be collected only following adequate notice of how the data will be used.

     - CONSENT. Personal data shall not be used in any manner beyond the specific purpose(s) for which the individual provided it, unless there has been adequate disclosure of the additional purpose(s) and the individual has consented.

     - SCOPE & ACCURACY. Personal data collected shall be adequate, relevant, and not excessive in relation to the purpose or purposes for which they are collected. Personal data shall be kept accurate and up to date, and shall not be kept for longer than is necessary for the purpose or purposes for which it was collected.

     - ACCESS. Individuals shall be given reasonable access to their personal data and shall be able to correct or amend that data where it is inaccurate (except as specified in Section 7.2 limits to correction).

     - SECURITY. Appropriate technical and organizational measures shall be taken against unauthorized or unlawful use of personal data and against accidental loss or destruction of, or damage to, personal data.

     - REMEDY. Candidates shall be given a means of recourse in the event that the stated privacy principles are not followed.

8.0  EXAM RESPONSE AND CERTIFICATION DATA FEEDS

     This section provides requirements for Exam Response and Certification data feeds to MCCL. ATA will comply with all requirements necessary to successfully transmit data to MCCL. Additional requirements will be listed in an ATA Brief (defined in Section 11.1 hereinafter) as necessary.

8.1  DATA FEED DEFINITIONS

     See Appendix D, ATA Exam Results Import Formats, for definitions of Candidate profile and exam results data to be returned to MCCL.

8.2  DATE AND TIME STAMP

     ATA shall include a date and time stamp on all records. This date stamp should reflect when a Candidate's demographic data has been updated as well as when the Candidate actually completed an exam in the test centers time zone. ATA shall make best efforts to ensure that their registration and delivery system clocks are accurate and synchronized with their other systems.

8.3  CONNECTIVITY

     ATA will comply with MCCL connectivity requirements as outlined in Appendix D, ATA Exam Results Import Formats.

8.4  SUPPORT

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     ATA will facilitate direct contact between customer's technical support and maintenance team, and ATA's support staff. 24-hour support must be available in the event of data problems. ATA must have its systems configured to page ATA's support staff in the event of server or database failure.

8.5  DATA FEED SCHEDULE

     MCCL requires that at least one feed be sent to MCCL by 5:00 PM (PST) every day. ATA may send more than one feed daily, but may do so only between the hours of 5:00 AM (PST) and 5:00 PM (PST). ATA may not send feeds during other times as this interferes with file processing within Microsoft systems. In the event that a file is not received, ATA is required to respond to MCCL within twelve (12) hours detailing reason why files were not sent, action plan, and resolution date to correct.

8.6  KEY PERFORMANCE INDICATOR: EXAM DATA SENT

     ATA shall deliver MCP exam results according to the following KPI requirements:

     -    90% of exam records within 72 hours (3 days) of exam delivery

     - 100% of exam records within 120 hours (5 days) of exam delivery AND no more than 500 late records

     -    100% of exam records within 336 hours (14 days) of exam delivery

     The timeframe metrics shall be measured from the time the Candidate finishes the exam to the time that the exam record is first sent to MCCL (i.e., the data is successfully downloaded to the Microsoft FTP site).

     ATA shall report to MCCL this performance indicator on a monthly basis. In the event this benchmark is not met, ATA shall report reasons for such performance and actions taken to correct, along with completion dates.

8.7  DATA RETENTION

     ATA will store and archive all exam data for a period of not less than five
     (5) years from original exam delivery date and make data available to MCCL upon request.

9.0  EXAM DELIVERY

     ATA shall be responsible for delivering all of the MCP exams in a secure, proctored environment and in a matter as required hereinbelow. This section 9 specifically provides the requirements for Exam Delivery at test centers.

9.1  KEY PERFORMANCE INDICATOR: EXAM SERVICE LEVEL

     ATA is required to deliver 98% of all exams to properly enrolled Customers on or before Candidate's scheduled exam. This KPI shall include same-day registrations, except for those test appointments that are made for the same day, but at a time prior of the registration transaction (see Sections
     4.3 and 4.4). ATA shall report this to MCCL on a monthly basis. In the event the metric is not met on a monthly basis, ATA shall report reasons for such performance and actions taken to correct, along with completion dates.

     For those affected Candidates whose exams are not ready for delivery on time, ATA shall offer compensation to these Candidates in order to maintain customer satisfaction. This compensation will be most commonly in the form of exam vouchers, for which ATA shall bear all costs, unless the reason for the non-delivery is due to circumstances outside ATA's control as defined as force majeure in Article 12.9 of the Master Service Agreement.

9.2  EXAM OFFERINGS

     MCCL shall make available -- and ATA shall offer for delivery -- MCP published exams offered through the MOE Polytechnic Program in the means to be decided by MCCL in its sole discretion.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

9.3  LOCALIZATION

     MCCL requires ATA to support all localized exams published by MCCL. Moreover, MCCL requires that ATA's systems support the delivery of exams in double-byte languages. See also Section 12.2.

9.4  TIME DURATIONS AND EXTENSIONS

     MCCL shall limit the exam session duration for live exams to four (4) hours or less, and beta exams shall be limited to six (6) hours or less; exceptions must be mutually agreed by ATA Testing and MCCL at least 30 days in advance of the target publishing date. The exam session time includes presentation of the NDA (defined in Section 9.5), demographic survey, exam content, comment sections, and other sections MCCL might introduce in the future.

9.5  EXAM NON-DISCLOSURE AGREEMENTS (NDA) AND PRIVACY STATEMENTS

     Because Candidates must agree to a Non-disclosure Agreement (NDA) and accept any Privacy Statement before being permitted to take an exam, ATA must provide the following services:

     - Proctors at the testing sites must be trained on the NDA policies for those individuals who question it or refuse the agreement or statement.

     - The exam driver must have the ability to require Candidates to answer Yes/No to the NDA and any privacy statement. If the Candidate chooses No, it must verify the response, and if necessary, terminate the exam. The responses (accept or decline NDA) must be captured.

     - The exam driver must permit the NDA and privacy sections to be excluded from the primary timed section of the exam.

     - Candidates who refuse the NDA or Privacy Statement at the test site (i.e., the exam is terminated) must not be scored as having failed the exam. ATA will send data for this Candidate per Appendix D, ATA Exam Results Import Formats.

10.0 SECURITY

10.1 EXAM SECURITY BREACH

     ATA and MCCL shall work together to reduce piracy, cheating issues, and incidents. ATA shall identify any potentially suspicious activities regarding a Candidate taking an MCP exam. Each incident should be escalated to MCCL and should be included in the Escalation Reporting described in
     Section 6.0. Escalations may include questionable activity on the part of an Microsoft Certified Professional or Microsoft Certified Trainer as well as a Candidate taking a MCP exam. With respect to any incident of suspected cheating, at MCCL's request, ATA shall provide MCCL with an official document, executed by the proctor or other ATA support staff who observed the cheating incident, setting out all relevant facts supporting the conclusion that cheating occurred. MCCL reserves the right to take action regarding Candidates, in addition to requiring ATA to take appropriate action as mutually agreed to by ATA and MCCL.

10.2 TESTING CENTER SECURITY

     Physical security provided by ATA at testing centers must address the following issues:

     - Live proctoring Testing Center Representative must be physically on-site and ensure that:

     - Positive identification is made before admitting Candidates using valid government-issued photo identification (e.g., passport, driver's license, state ID card, school ID card).

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     - Photograph of Candidate must be taken and included on his/her score report and archived.

     - Candidates read and sign a Test Center Rules and Regulations form that describes test center and cheating policies. The text of this form shall be mutually agreed to by MCCL and ATA.

     - Candidates use only test-center-provided reusable wipe board and marker. ATA test center shall provide the reusable wipe board and marker to the Candidate prior to taking the exam and retrieve it upon the Candidate's exit. No other foreign materials are allowed into the testing area.

     - Proper noise levels are maintained (including no talking between test takers).

     -    Time limits are strictly enforced.

     - The proctors and test site administrators at a test center may not be current MCPs (see definition in the following paragraph) and may not pursue taking new MCP exams. Instructors may not proctor their current Candidates.

          Proctors and test site administrators are considered to be a current MCP if their credential is still valid (i.e, their exam(s) have not retired); or if they are not current MCPs, they have failed any MCP exam within the previous twelve (12) month period.

     - Test Candidate must take the exam without aid from external reference materials (e.g., books, crib sheets, Internet web sites, audio devices, photo wristwatches and other espionage technologies) or from any person. ATA test centers will make reasonable efforts to identify external reference materials as given in the above example.

     - Test stations must be visually separated from one another (privacy panels may be used).

     - Candidates should have no access to any exams before or after their official testing session.

10.3 TEST CENTER COMPLIANCE

     The reputation of the MCP Program is based in part on the security and integrity of the exam taking experience. ATA shall make every effort to effectively communicate Microsoft's policies and procedures to the Customers and to ensure that all Customers are compliant with such policies and procedures. In addition, ATA must define and maintain a quality control and assurance program to ensure Customers adhere to Microsoft's policies and procedures. The primary objective is to initiate investigation of deviations from these policies and procedures within five (5) business days after said deviation is discovered. In the event that a Customer is suspected of deviations from Microsoft's policies and procedures, ATA shall take any reasonable steps to remedy the situation in a reasonably short period of time. In the event that ATA terminates a Customer's Training Agreement in accordance with Exhibit B of the Master Service Agreement, ATA will take reasonable steps to ensure that Candidate coverage is not affected, by identifying alternative locations for test delivery. On a monthly basis, ATA will submit summary reports to MCCL that include summary of findings, root cause analysis, corrective action taken, and ongoing measurement.

10.4 SECRET SHOPPING

     ATA shall perform both random and targeted secret shopping of its testing centers via video monitoring or other agreed means. Any video monitoring tapes, CDs, etc will be archived for no less than five (5) years by ATA and ATA shall make the same available for MCCL upon MCCL's request.

     MCCL also reserves the right to secret shop ATA testing centers. If ATA or MCCL discovers suspicious activity, ATA shall continue to investigate the test center(s) in question, and/or take appropriate action, up to and including de-authorization of MCCL testing or permanent site closure.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

10.5 SITE CLOSURES DUE TO SECURITY INFRACTIONS

     In the event that ATA shuts down a testing site for deviations from ATA/MCCL standards, ATA shall ensure that such site is not allowed to deliver tests until MCCL and the vendor(s) have determined the site is eligible to begin delivering MCP exams again, at which time the site can resume delivering MCP exams through any or all vendors. In addition, MCCL RESERVES THE RIGHT TO DISALLOW ANY CUSTOMER FROM DELIVERING MCP EXAMS either based on MCCL findings through secret shopping or from information provided by ATA that indicates suspicious activity or a breach of exam security by an ATA testing center. ATA shall ensure that MCCL's such rights will be stated in the Training Agreement attached to the Master Service Agreement as Exhibit B of the Master Service Agreement. If MCCL decides to disallow a Customer for the above reasons, ATA shall take all necessary actions, without delay, to implement and effectuate such decision of MCCL

10.6 SITE LEVEL STATISTICAL ANALYSIS

     ATA will conduct statistical analyses at the site level for MCCL at least once per fiscal quarter for irregularities such as unusual pass rates or exam session times, business rule infractions, and other suspicious patterns in the data. MCCL will make best efforts to provide support for these analyses.

     The purpose of these analyses will be to determine if any testing sites are passing or failing Candidates at an abnormal rate. These sites are considered to be "outliers." This analysis will be conducted globally using statistically sound methodologies (especially using higher volume active exams). This is done to ensure that the analysis provides enough data to be statistically sound.

     ATA will conduct investigations into these sites and will make determinations based upon evidence found during investigations, as well as patterns of abnormal behavior, whether or not action is required. Actions can range in severity, but could result in permanent closure of the site (see Section 10.5).

     The results of these quarterly investigations will be made available to MCCL in a report to be included in Appendix E, Report Key.

10.7 INDIVIDUAL CHEATER NOTIFICATION

     ATA will work with the Customers and regional channel management groups to identify all Candidates who are suspected of violating MCP Exam Security Policy. After notification, ATA shall investigate the situation to determine if there is enough evidence to substantiate the claim. To the extent permitted by law, if enough evidence is present, ATA will make best efforts to prevent the Candidate from taking any future MCP exams. ATA will then notify MCCL of the infraction, and provide the supporting evidence to support this decision. ATA will then notify the Candidate via letter of his or her testing ban, and inform MCCL of the date that letter is sent. Should Candidates desire to appeal the ban, they will be directed to ATA if the Candidate feels that the evidence against him/her is neither accurate nor sufficient, or directed to MCCL if the Candidate admits his/ her guilt and wants to appeal the severity of the penalty.

     ATA will report monthly on all individual cheater activity, with the report to be included in Appendix E, Report Key.

     This individual cheater report shall be shared with all exam delivery vendors and MCCL regional service centers to ensure that banned Candidates are kept out of the program (see Section 4.3).

11.0 PROJECT MANAGEMENT

11.1 ATA BRIEFS

     MCCL agrees to prepare and use a standard ATA Brief document, which will be the only method of formal communication with ATA for updates to this SOW, or for new activities that ATA will accept.

     There are two primary types of ATA Briefs, depending on the nature of the new activity required:

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     (1) Program Change Brief --which cover program change requirements, which incur no additional costs to MCCL, which shall be accepted and observed by ATA; and

     (2) Work-for-Hire Brief - which cover "work-for-hire" activities, for which additional costs if any, to MCCL must be negotiated and agreed upon between MCCL and ATA before the start of the activity.

          ATA Briefs will be supplied to ATA a minimum of fifteen (15) business days prior to the start of the activity. ATA will respond to MCCL within five (5) business days upon receiving ATA Briefs to discuss any potential issues, including whether a Program Change Brief should instead be a Work-for-Hire Brief.

          In the event that ATA does not respond within five (5) business days, MCCL and ATA shall assume full compliance with ATA Brief. Above timelines are subject to change upon the mutual agreement between MCCL and ATA.

          ATA will reject any ATA Brief that is not authorized by signature by the ATA Account Manager at MCCL or other MCCL contact designated by same. Any activity implemented without this authorization will be at ATA's sole financial and resource risk.

11.2 CHANGE MANAGEMENT

     MCCL requires that ATA notify MCCL before implementation of a new process or procedure, or a change to a current process or procedure that affects MCCL, Microsoft's database or MCP Candidates. MCCL also reserves the right to approve/disapprove any changes proposed by ATA that affect MCCL or Candidates; approval shall not be unreasonably withheld.

     Upon request, ATA will provide MCCL with copies of their policies or procedures relevant to the MOE Polytechnic Program as long as they are not confidential to ATA. Any disclosure of confidential documentation or information provided to MCCL will be subject to the Non-Disclosure Agreement then in effect between MCCL and ATA, which is attached hereto as Appendix J, NDA.

     ATA will keep an issue log of all outstanding issues, regarding MOE Polytechnic Program. The format will be mutually agreed upon by ATA and MCCL.

12.0 EXAM PUBLISHING, POSTING, AND DISTRIBUTION

12.1 DEFINITIONS

     - PUBLISHING (INCLUDES "TECHNICAL DESIGN" AKA "FILE PREP"). The process of converting raw exam files (e.g., Word, XML, TDL) provided by MCCL to the XML format needed by the ATA test driver.

     - POSTING. The process of placing the XML file within the ATA registration and delivery systems. This includes setting the parameters for delivery (e.g., initial registration date, initial delivery date, required assets).

     - DISTRIBUTION. The process by which needed exam files are downloaded to a Customer in advance of the scheduled test delivery appointment.

12.2 EXAM PUBLISHING, POSTING, AND DISTRIBUTION PROCESS

     - ATA shall publish and post exams for MCCL. If MCCL elects to publish the exams or designate a third-party ("MCCL Exam Designee") to publish the exams, MCCL shall draft a brief that specifies a mutually agreed upon publishing process.

     - MCCL and ATA will create and agree to a Standard Publishing Schedule, which will be in the form of a Microsoft Project document (see Appendix I, Standard Publishing Schedule). Changes to this Standard Publishing Schedule or deviations from the Standard Publishing Schedule for a given exam must be agreed to by both parties.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     - MCCL shall make reasonable efforts to limit weekly publishing workflow to eight (8) exam publications, with no more than three (3) exams on a given day. With sufficient notice, deviations from this schedule shall be mutually agreed.

     -    During the period where ATA is publishing and posting exams for MCCL:

          - MCCL will provide ATA with exam publishing and posting schedules via weekly meetings and by routinely distributing schedule spreadsheets as needed (minimally, once a month). MCCL shall provide as much advance notice as possible concerning upcoming exam publications, which shall typically be at least one month's advance notice.

          - MCCL will forward all necessary files (e.g., exam content using pre-agreed formats and templates (including Word documents, graphics, XML,TDL)) and exam specifications (e.g., forms, timing, scoring, presentation strategy) to ATA for publishing per the timeframe in the Standard Publishing Schedule.

          - ATA will publish the exam and provide a reviewable version to MCCL for comments and corrections per the Standard Publishing Schedule (see Appendix I, Standard Publishing Schedule). ATA will ensure the exam presents and scores properly, but will not be responsible for content accuracy (unless the content was changed by reasons on the part of ATA). ATA will not make any content changes without approval from MCCL.

          - MCCL will conduct a quality assurance review of published exams and return comments to ATA per the Standard Publishing Schedule (see Appendix J, Standard Publishing Schedule).

          -    ATA will post final version of exam.

          - MCCL shall own all exam source files and shall retain copies of them. ATA shall also retain copies of all currently live exam versions. ATA shall retain copies of retired exams, or retired versions of live exams, for a minimum of two (2) years from the retirement date, in the published format.

     - LOCALIZATION. MCCL requires ATA to support all localized exams published by MCCL. In addition, MCCL requires that ATA and ATA's systems support double-byte languages. See also Section 9.3.

12.3 BETA EXAMS

     ATA shall deliver MCP Beta exams. These exams use exam series 071 (the final live MCP exam series is 070). Elements of the Beta process may include the following:

     - MCCL will forward all necessary files to ATA for publishing per the Standard Publishing Schedule (see Appendix I, Standard Publishing Schedule), unless shorter timeframes have been mutually agreed.

     - MCCL will define beta exam parameters. ATA will open and close beta exam registration based on these parameters. Parameters may include a set time frame, a fixed number of registrations, a reduced price or other promotion, etc.

     - ATA will return Beta exam results ("beta rescores") to MCCL as per normal results reporting processes. MCCL will establish the cut score.

     - Beta exams will be re-scored by ATA and results will be sent to Candidates and MCCL per the Standard Publishing Schedule (see Appendix I, Standard Publishing Schedule). The objective is to provide final beta scores to MCCL and Beta exam Candidates prior to Beta exam moving to live version. Failure to meet the time frame will be cause for ATA to make reasonable compensation to the affected Candidates, such as offering a free exam at ATA's expense.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     - Beta exams might include a MCCL-funded promotional incentive in order to attract Candidates to take the exam during its limited availability. For example, a promotion might be to issue one or more exam vouchers for those Candidates who pass the beta exam. Because the candidates' scores are not determined until several weeks after the candidate has taken the exam, ATA shall fulfill voucher promotions by including the voucher(s) with the score report to only those candidates who qualify for the promotion (e.g., they passed the beta exam). MCCL shall provide an ATA Brief if ATA is to fulfill promotional materials other than exam vouchers.

12.4 EXAMS

     - ATA shall publish and post exams for the Customers. MCCL reserves the right to publish the exams or designate a third-party ("MCCL Exam Designee") to publish the exams.

     -    During the period where ATA is publishing and posting exams for MCCL:

          - MCCL will provide ATA with exam publishing and posting schedules via regular meetings and by routinely distributing schedule spreadsheets as needed (minimally, once a month).

          -    MCCL will forward all necessary files to ATA.

          -    ATA will post final version of exam

12.5 TECHNICAL DEVELOPMENT

     In the case where MCCL or MCCL Exam Designee is developing a new item type (e.g., simulations, drag-and-drop) or implementing a new test technology (e.g., computer adaptive testing), upon MCCL's written consent, ATA will become an active member in the development/psychometric team. MCCL shall provide a brief and notify ATA a minimum of two (2) weeks prior to the onset of the project (see Section 11).

     The role of ATA member(s) is to ensure that the new item type/test technology will be fully functional within the ATA test driver. It may be necessary for members (ATA, MCCL, or MCCL Exam Designee) to travel to ensure the success of the project. Schedules, travel, and costs shall be negotiated at the onset of the project.

     ATA and MCCL or MCCL Exam Designee shall perform final integration testing on new item types and new testing technologies within two (2) weeks of the handoff of final content. Overall project schedules to be mutually agreed upon prior to implementation of a given project.

13.0 CHANNEL

13.1 CHANNEL AND GEOGRAPHIC COVERAGE

     MCCL's goal is to have convenient test delivery and training locations for Candidates nationwide and establish testing centers in an exam delivery market segments that do not currently offer MCP exams (e.g., universities). ATA shall make reasonable efforts to meet or exceed these goals. ATA will present to MCCL, monthly, ATA's strategy and progress against these goals and outline all efforts to reach these goals. ATA shall provide MCCL with copies of executed agreements (Exhibit B of the Master Service Agreement) and work with MCCL to recruit Customers.

13.2 CHANNEL HARDWARE AND SOFTWARE REQUIREMENT

     ATA shall require Customers to conform to at least minimum standards for hardware and software of its test delivery workstations. These standards include:

     -    Display monitors: 17-inch CRT

     -    Display resolution: 1024x768, 16 bit color

     -    Workstation: PentiumII(R) CPU, 266MHz or faster

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     -    Operating system: Microsoft Windows 2000 Professional

     -    Peripherals: CDROM drive (on at least one workstation per site)

     -    RAM: 128MB

     -    Hard drive space: 2GB

     -    Graphics memory: 8MB

     -    Virtual memory swap file: 128MB

     -    Network thru put: 100 MBPS

     - Appropriate cameras and other security hardware required to perform services

     ATA shall require training sites to conform to at least minimum standards for hardware and software for training workstations. These standards are based on course content as detailed below:

          LEVEL 0

          -    Pentium II 300 MHz

          -    PCI 2.1 bus

          -    256 MB of RAM

          -    386 MB of RAM for Virtual PC

          -    4-GB hard disk

          -    256-KB L2 cache

          -    DVD player

          -    Non-ISA network adapter 10/100 Mbps

          -    4-MB video adapter

          -    SVGA monitor (17 inch)

          -    MS mouse or compatible pointing device

          -    Sound card with headphones or speaker

          LEVEL 1

          -    Pentium II 400 MHz

          -    PCI 2.1 bus

          -    256 MB of RAM

          -    386 MB of RAM for Virtual PC

          -    8-GB hard disk

          -    256-KB L2 cache

          -    DVD player

          -    Non-ISA network adapter 10/100 Mbps

          -    4-MB video adapter

          -    SVGA monitor (17 inch)

          -    MS mouse or compatible pointing device

          -    Sound card with headphones or speaker

          LEVEL 2

          -    Pentium III 450 MHz

          -    PCI 2.1 bus

          -    512 MB of RAM

          -    640 MB RAM for Virtual PC (recommended)

          -    12-GB hard disk

          -    512-KB L2 cache

          -    DVD player

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

          -    Non-ISA network adapter 10/100 Mbps

          -    4-MB video adapter

          -    SVGA monitor (17 inch)

          -    MS mouse or compatible pointing device

          -    Sound card with headphones or speaker

          LEVEL 3

          -    Pentium III 700 MHz

          -    PCI 2.1 bus

          -    768 Mb of RAM (same for Virtual PC)

          -    16-GB hard disk

          -    512-KB L2 cache

          -    DVD player

          -    Non-ISA network adapter 10/100 Mbps

          -    4-MB video adapter

          -    SVGA monitor (17 inch)

          -    MS mouse or compatible pointing device

          -    Sound card with headphones or speaker

          LEVEL 4

          -    Pentium III 1 GHz

          -    PCI 2.1 bus

          -    1 Gb of RAM (same for Virtual PC)

          -    18-GB hard disk

          -    256-KB L2 cache

          -    DVD player

          -    Non-ISA network adapter 10/100 Mbps

          -    4-MB video adapter

          -    SVGA monitor (17 inch)

          -    MS mouse or compatible pointing device

          -    Sound card with headphones or speaker

BATCH 1 COURSES   HWL   BATCH 2 COURSES   HWL
---------------   ---   ---------------   ---

2124               2    2415               2
2559               2    2349               2
2028               0    2389               2
2272               1    2663/2500          2
2151/2152          0    2310/2300          2
2153               0    2557               2
2126               1    2555               2
2072               1    2524               2
2667               1    2565               2
1539               0    2071/2073          1
2810/2820          2    2154               0

See Section 13.3 for changes to these minimum requirements.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

13.3 CHANNEL UPGRADES

     Changes to Microsoft's exam platforms may require that Customers upgrade hardware or software used to deliver exams. MCCL and ATA will define a mutually agreeable timeline as channel upgrades are required. MCCL is under no financial responsibility for these upgrades. MCCL may consider providing software at a discounted price to assist in these upgrades. If a site refuses to comply, MCCL may support ATA's efforts to communicate the importance of any upgrade to the site. If a site fails to comply with requests to upgrade, ATA shall prevent that site from delivering the affected MCP exams, and is permitted to prevent that site from delivering all MCP exams, until the appropriate upgrade is completed.

13.4 CHANNEL REPORTING

     ATA shall produce the following channel reports per Appendix E, Report Key:

     -    On-line, real-time report of all active Customers

     - On a semiannual basis, or other mutually agreeable timeframe, ATA will produce a geographic map displaying where Customers are located using Microsoft MapPoint or other agreed-upon format.

     -    A monthly summary of all test centers by region.

14.0 ATA MARKETING ACTIVITIES

     ATA is encouraged to perform marketing activities to not only increase the market effect of its delivery of MCP exams, but to grow the overall MCP certification business. Marketing activities may include, but are not limited to: print and Web site advertising; trade-show exhibitions, sponsorships, and on-site testing; and direct mail (e-mail and postal mail). However, during its marketing activities ATA must follow Microsoft's trademark use rules, which are provided in the Master Service Agreement and this SOW.

     ATA shall provide a Marketing Plan for approval by MCCL by June 30, 2003, and thereafter, every six (6) months. This Plan shall include budgets and activities ATA plans to perform to grow MCP business. MCCL shall provide timely feedback on the Marketing Plan and shall not unreasonably withhold approval.

     MCCL reserves the right to prohibit ATA from direct-marketing to customers whose names are obtained from MS-Cert and MCP candidate databases. This consent to direct market will not be unreasonably withheld.

     All direct marketing must consider candidate privacy issues, and must therefore exclude any candidates who have indicated they do not want marketing correspondence. (See Section 7.5, Data Confidentiality and Privacy Guidelines).

14.1 MCCL SPECIAL PRICING

     From time to time MCCL reserves the right to provide special pricing for Courseware Materials and test bundles or other co-marketing programs mutually agreed upon. These, if any, will be defined in separate ATA Briefs.

14.2 VOUCHER SYSTEMS

     - ATA VOUCHER SYSTEM. ATA may choose to create and support a paper or electronic voucher system of ATA's design in order to facilitate exam promotions and/or discounts mutually agreed upon by MCCL and ATA. ATA's system shall track voucher usage in order to ensure that a single voucher is not used more than once for MCP exams. MCCL shall determine expiration length of the vouchers and ATA shall print the appropriate expiration date on each voucher. Exams must be taken by the expiration date on the voucher. There is no requirement at this time that ATA should honor exam vouchers from another MCP exam vendor, however, MCCL has the option to change this requirement at a future date. ATA confirms that such voucher shall not affect ATA's obligation to remit Licensing Fees to MCCL.

14.3 DISCOUNT REPORTS

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     As appropriate, ATA will create and submit any and all Discount reports listed in Appendix E, Report Key.

14.4 VOUCHER EXPIRATIONS

     Pre-paid exam vouchers shall be valid for no more than six (6) months unless otherwise authorized by MCCL. ATA shall have the ability to extend the expiration date of outstanding (unexpired) vouchers, but will not do so without express authorization from MCCL.

14.5 GENERAL VOUCHER RULES

     - A Candidate may redeem no more than one (1) voucher per exam. A single voucher may not be redeemed on more than one exam.

     - If a voucher is redeemed for an exam whose price is less than the cost of the voucher ("underutilized vouchers"), then the Candidate forfeits any remaining balance.

     - A promotional discount voucher (e.g., 25% discount) may not be combined with other promotional discounts.

     - A voucher's expiration date may not be effectively-extended by rescheduling the exam delivery date past the voucher's expiration date.

     -    Vouchers must include Candidate's name and are non-transferable

15.0 BUSINESS REVIEW MEETINGS

     ATA agrees to attend regular Business Review meetings and present according to an agenda as mutually agreed upon with MCCL in advance. These Business Review meetings should take place monthly, or a mutually agreed timeframe. At MCCL's discretion, ATA will also need to present on a Regional basis at specified MCCL Regional locations. ATA will prepare presentations using Microsoft PowerPoint software to enable MCCL to read the presentation in soft copy as well as hard copy. These Business Review meetings will typically take place at the office of MCCL, although Business Review meetings may take place at the office of ATA or via teleconference at MCCL's discretion.

16.0 ACCOUNT MANAGEMENT AND CLIENT SERVICES TEAM

     ATA will supply the following points of contact for MCCL. Most of these contacts do not have to be dedicated to MCCL, but they must be known to MCCL and responsive to MCCL, and if the people in these roles change, MCCL must be notified of the change.

     - ACCOUNT EXECUTIVE. This person should be responsible, at a high level, for all aspects of the relationship between ATA and MCCL. Responsibilities shall include, but are not limited to: contract issues, relationship issues, overall service quality, and acting as a point of escalation for the entire MCP exam service team.

     - PROGRAM MANAGER. This person should be dedicated to the MCCL account and should have a more intimate, working knowledge of the MCCL-ATA relationship. Responsibilities shall include, but are not limited to: exam development and publishing, call center, finance, data feeds and systems, and resolving open issues with the day-to-day management of the MOE Polytechnic Program as it is delivered by ATA. The Program Manager should have sufficient level within ATA to make decisions and direct the appropriate support people. This point of contact shall be expected to meet (via conference call) with the ATA Account Manager at MCCL and the MCP Exam Development Team or other MCCL contacts at least once a week.

     - TECHNICAL CONTACT(S). This person(s) should have intimate knowledge of ATA's data systems and exam development and publishing. This person should be able to work effectively with MCCL on new technologies in exam development and the data systems that support those exams.

     - EXAM PUBLISHING CONTACT(S). This person(s) should be responsible for all aspects of exam publishing.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

17.0 REPORTING

     ATA will produce all reports requested in this SOW and listed in Appendix E, Report Key and Appendix L, ATA Program Reconciliation Reports. Samples of all reports are in Appendix E, Report Key and Appendix L, ATA Program Reconciliation Reports. All reports must be sent to MCCL electronically and produced in a Microsoft product such as Excel, Word, or PowerPoint. MCCL reserves the right to request any additional reporting necessary as either regular, standard reports or on an ad-hoc basis, or may request changes to the reports listed in this section. Reasonable requests for new reports or changes to existing will be defined in an ATA Brief as necessary.

     ATA is not responsible for meeting all KPIs listed in Appendix A, KPI Reporting Requirements, but rather those listed here:

     -    Phone service level (by service center) (See Section 3.2)

     -    Percentage of Calls Handled (by service center) (See Section 3.2)

     -    Exam service level (See Section 9.1)

     -    Exam data sent (See Section 8.6)

     -    Number of calls answered (by service center) (See Section 3.2

     - Number of registrations taken at call centers (See Section Exams Registered by Phone in Appendix A attached hereto)

     - Number of registrations taken via the Internet (See Section Exams Registered by Internet in Appendix A attached hereto)

     - Number of registrations taken at testing centers (See Section Exams Registered On-Site in Appendix A attached hereto)

     - Number of exams delivered. (See Section Exams Delivered in Appendix A attached hereto)

18.0 FINANCIAL OVERVIEW

     ATA will provide financial reporting on a monthly basis as part of the obligations by ATA towards MCCL. ATA is fully responsible for all ATA tax liabilities (to include collection and remittance to the appropriate tax authorities), bad debt risk, and all risks associated with repatriation of money from affiliated locations. Failure to follow the requirements listed in this section, including, but not limited to, any failure to deliver compliant, accurate and timely reporting may be deemed breach of contract and MCCL and ATA may seek any or all remedies under the Master Service Agreement.

18.1 ATA LICENSING FEES:

     ATA shall pay to MCCL Licensing Fees for MCCL's license to ATA, as specified in Section 1.0 hereinabove. The amount of such licensing fees shall be due for each Candidate as described in ATA Price List (see Appendix F, ATA Price List) (the "Licensing Fees).

     ATA shall remit to MCCL the full amount of the Licensing Fees, without any types of deduction or offset (including deduction for tax purposes).

     If ATA chooses to offer a discount promotion for a MCP exam, ATA shall do so at ATA's expense and without affect to MCCL's remittance.

     The payment of the Licensing Fees is provided for in Section 20.1 hereinbelow.

18.2 OTHER BENEFITS

     MCCL will fund the following benefits to ATA through the earlier of June 30, 2003 or until the Master Service Agreement is terminated:

     -    Co-marketing funds as described in Section 14.1.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

18.3 FORFEITURE REPORTS

     ATA will produce a Forfeiture Report that supports the amount of forfeited exam funds remitted to MCCL. This report will detail those exams that are prepaid and were neither taken nor refunded. This report will also detail each Candidate who has paid and registered for an exam but did not take the exam and did not cancel the exam as described in Sections 4.6. This report should list each unredeemed exam registration number for "No Shows" and by PO number or voucher series (as appropriate) number for prepaid exams. Purchaser name and contact information shall also be included. See Appendix E, Report Key, for a sample of this report.

18.4 EXPIRED EXAMS

     If ATA implements a business rule that limits the maximum period between initial exam registration and exam administration, and this rule results in a Candidate forfeiting fees, those forfeited funds will be treated as expired vouchers and the funds will be remitted to MCCL. ATA shall report this activity via the Forfeiture Report, per Appendix E, Report Key.

18.5 PRICING SCHEDULE MAINTENANCE

     MCCL has created a price schedule, referred to as ATA Price List (Appendix
     F), which lists all royalties for products offered through the MOE Polytechnic Program. MCCL reserves the right to make any change(s) to Appendix F, ATA Price List at MCCL's own discretion. MCCL will communicate all changes to ATA thirty (30) calendar days prior to the date that the change(s) are to be implemented by ATA.

19.0 COLLECTIONS BY ATA

19.1 ACCEPTABLE PAYMENT METHODS

     ATA will determine acceptable payment methods from each and all of the Customer (such as transactions with credit cards, bank orders and checks, purchase orders, etc.). MCCL accepts no liability for unpaid debts if ATA chooses to extend terms.

19.2 REMITTANCE TO MCCL

     Regardless of ATA's ability to collect fees from each and all of the Customers, MCCL shall receive full remittance of the Licensing Fees as set forth in this SOW.

20.0 FINANCIAL REMITTANCES, REPORTS, AND INVOICES

     AT THE END OF EACH FINANCIAL MONTH ATA WILL PROVIDE MCCL WITH FULL REPORTING OF ALL ACTIVITIES AS LISTED IN APPENDIX L, ATA REVENUE RECONCILIATION REPORTS. ALL SUCH REPORTING WILL BE PROVIDED IN THE FORM OF AND EXCEL WORKBOOK. ALL REPORTS SHALL BE TIMELY, COMPLETE AND ACCURATE.

20.1 INVOICING

     ON RECEIPT OF THIS INFORMATION MCCL WILL GENERATE AN INVOICE FOR THE TOTAL LICENSING FEES DUE BASED ON THE NUMBER OF UNITS OF PRINTED COURSEWARE MATERIALS SHIPPED BY ATA DURING THE MONTH AND MCCL SHALL ISSUE THIS INVOICE TO ATA. ATA WILL BE FULLY RESPONSIBLE FOR AND LIABLE TO MCCL FOR THE PAYMENT IN FULL OF THE DUE AMOUNT. MCCL WILL NOT BE RESPONSIBLE FOR ANY INVOICES INCURRED BY ATA AND ATA'S PARTNERS.

20.2 WELCOME KITS

     At the end of each financial month ATA will provide details to MCCL of the quantity of 'Welcome Kits' shipped, as listed in Appendix L, ATA Revenue Reconciliation Reports.

21.0 CERTIFICATES

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     ATA shall perform at its own cost the following services in compliance with specifications mutually agreed upon by ATA and MCCL. Changes to requirements and specifications will be made through ATA Briefs as referred to in Section 11.

21.1 EXAM CERTIFICATES

     For each course offered in the program with a MCP exam, ATA will provide Candidates who have successfully completed the course and exam an exam certificate, the form of which shall be determined by MCCL and may be updated from time to time at MCCL's sole discretion.

     The exam certificates will include at a minimum, the course name, student score report, security features and other features as mutually agreed upon by MCCL and ATA. Candidates will receive exam certificates for each course and exam completed.

     ATA must provide sample exam certificates to MCCL for approval prior to delivery to Candidates.

21.2 COURSE COMPLETION CERTIFICATES

     For MCP courses offered under the MOE Polytechnic Program without a MCP exam, ATA will provide Candidates who have successfully completed the course with a course completion certification, the form of which shall be determined by MCCL and may be updated from time to time at MCCL's sole discretion.

     The course completion certificate will include at a minimum the course name, student name and other features as mutually agreed upon by MCCL and ATA.

     ATA must provide sample course completion certificates to MCCL for approval prior to delivery to Candidates.

21.3 CERTIFICATION WELCOME KITS

     For Candidates who have successfully completed their first MCP exam or reach an advanced certification such as MCSE, MCSA, MCDBA, MCAD, MCSD or other certifications specified by MCCL, ATA shall provide each of such Candidates a welcome kit.

     The contents of the welcome kit will include at a minimum, a certificate, MCP program guide, welcome letter and other features as mutually agreed upon by MCCL and ATA.

     ATA must provide sample welcome kits to MCCL for approval prior to shipments to Candidates.

22.0 LIST OF APPENDIXES

     Appendix A. KPI Reporting Requirements

     Appendix B. MCP Customer Service Calls

     Appendix C. Missing Exam Information and Data Feed Process

     Appendix D. ATA Exam Results Import Formats

     Appendix E. Report Key

     Appendix F. ATA Price List

     Appendix G. Independent Contractor Agreement

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     Appendix H. MCCL Fiscal Calendar, FY/2003-4

     Appendix I. Standard Publishing Schedule

     Appendix J. NDA

     Appendix K. MCP Exam Provider Logo Usage Guidelines

     Appendix L. ATA Revenue Reconciliation Reports

23.0 INCORPORATION

     This SOW and its Appendices attached hereto are an indispensable part of the Master Service Agreement and further provide the rights and obligations of MCCL and ATA. All the terms and conditions of the Master Service Agreement, unless further specified herein, are therefore deemed as having been incorporated into this SOW and its Appendices and shall apply to this SOW and its Appendices.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Exhibit A

     IN WITNESS WHEREOF, MCCL and ATA have entered into this SOW on the date first set forth above.

(CHINESE CHARACTERS)                    (CHINESE CHARACTERS)
MICROSOFT (CHINA) CO., LTD.             ATA TESTING AUTHORITY, BEIJING CO., LTD.


-------------------------------------   ----------------------------------------
Signature                               Signature

-------------------------------------   ----------------------------------------
Name (Print)                            Name (Print)

-------------------------------------   ----------------------------------------
Title                                   Title

-------------------------------------   ----------------------------------------
Date                                    Date

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                             APPENDIX A TO EXHIBIT A

This Key Performance Indicators ("KPIs") is attached hereto as Appendix A to the Exhibit A Statement of Work ("SOW") of the Master Services Agreement entered into by and between (CHINESE CHARACTERS) Microsoft (China) Co., Ltd. and (CHINESE CHARACTERS) ATA TESTING AUTHORITY, BEIJING CO., LTD. ("ATA") on May 16, 2003. This KPIs may be updated by Microsoft from time to time and ATA shall obey the KPIs in accordance with the Master Services Agreement and SOW.

The term "customer" and "candidate" provided in this KPIs shall have the same meaning as the "Candidate" as defined in the SOW.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                             APPENDIX A TO EXHIBIT A

                           (WORLDWIDE OPERATIONS LOGO)

                           KPI REPORTING REQUIREMENTS
                               WORLDWIDE PROGRAMS

                        KEY PERFORMANCE INDICATORS - KPIS
                                    Glossary

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Worldwide Programs - KPIs                                               GLOSSARY

                              REVISION 1 - SUMMARY

INTRODUCTION

Below is a summary of the changes made to the KPI Glossary. It is strongly recommended that vendors review the sections and specific metrics that are specific to their businesses to ensure that they understand the definitions and any changes that are not described in detail below. This is also true for the KPI Reporting Requirements document as there are changes to the region hierarchy and Measurement Codes.

EXTERNAL CUSTOMER SATISFACTION (not applicable to vendors)

The KPI for this measurement is no longer based on a single question about the customer's satisfaction with the overall service received from Microsoft. WPO's external customer satisfaction measurement is now based on an average of 4 "rep attributes".

ORDER FILL RATE

This metric only measures "compliant" order lines, i.e. those order lines that include all of the necessary information for the product to be fulfilled. In the new definition, orders for product that have not been released to manufacturing are not compliant. Therefore the measurement does not reflect RTM issues, however Order Fill Rate does continue to be impacted by backorders resulting from poor forecasting by Microsoft or the vendor, supplier problems, or other issues within WPO's control.

PERFORMANCE CONSOLIDATION

Microsoft consolidates performance to the region and often the WPO level (Example: total Order Fill Rate for North America across all programs). To ensure that this consolidation is calculated correctly, Microsoft needs the common denominator used to calculate the metric in addition to the metric itself. For example, Phone Service Level is the number of calls answered within a specified time period in relation to the total number of calls offered. Microsoft needs the total number of calls offered to consolidate one program's performance with that of other programs. To accomplish this Calls Offered and Compliant Order Lines Received have been added as new metrics. These are mandatory for vendors reporting Phone Service Level and Order Fill Rate respectively.

DEVELOPER METRICS

This group of measurements that are specific to the MSDN and TechNet programs have been added to the KPI Glossary, although many vendors already report these today. Some Developer Metrics have been added and others discontinued. Please recognize that an important change has been made as these metrics measure the number of subscriptions and not the number of subscribers as was the case with some of these metrics in the past.

OTHER NEW METRICS

The following metrics have been added to the glossary: Average Hold Time, Compliant Order Percentage, Calls Answered - IVR, Outbound Calls, Average Calls Per Day, Order Fill Rate - MS Dictated Hold, Longest Time to Order Fill, Shipping Issues as % of Carrier Shipments - Due, Beta CD Volumes, MSN Volumes and some Exam Metrics and Volumes. Please reference the Required Metrics Matrix to find out which of these apply to each vendor.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


DELETED METRICS

The following metrics were deleted from the glossary or the original Developer Metrics definitions: Obsolescence Units, Events Metrics, End Item SKUs Handed Off, BOMs Frozen X Days Late, RTM Complete X Days Late, Forecast Release X Days Late, Forecasted Quantities by End Item SKU, Manufactured Quantities by End Item SKU, Ordered Quantities by End Item SKU, Disks Replicated, Paid Subscriptions, and Subscriber Retention.

LEGEND

On page 8 is a legend to better explain the glossary's format and language.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Table of Contents

LEGEND....................................................................     7

TOP KPIS - PERFORMANCE....................................................     8

   EXTERNAL CUSTOMER SATISFACTION WITH REP................................     9
   PHONE SERVICE LEVEL....................................................    11
   ORDER FILL RATE........................................................    12
   DISTRIBUTION LEAD TIME PERFORMANCE.....................................    14
   OBSOLESCENCE...........................................................    16

TOP KPIS - VOLUMES........................................................    17

   CALLS ANSWERED.........................................................    18
   CALLS OFFERED..........................................................    19
   PHONE ORDERS ENTERED...................................................    20
   MAIL/FAX ORDERS ENTERED................................................    20
   INTERNET ORDERS ENTERED................................................    22
   EMAIL ORDERS ENTERED...................................................    22
   DOWNLOAD ORDERS ENTERED................................................    23
   TOTAL ORDERS ENTERED...................................................    25
   UNITS SHIPPED TO END-CUSTOMER..........................................    26
   COMPLIANT ORDER LINES RECEIVED.........................................    26
   CARRIER SHIPMENTS - DUE................................................    28
   ACTIVE SUBSCRIPTIONS...................................................    29

SUPPORTING METRICS - FRONT END PERFORMANCE................................    30

   ABANDON RATE - ABSOLUTE................................................    31
   ABANDON RATE - LIVE REP QUEUE..........................................    32
   AVERAGE CALL LENGTH....................................................    33
   AVERAGE HOLD TIME......................................................    33
   MAIL/FAX PROCESSING RATE...............................................    35
   APPLICATION PROCESSING RATE............................................    36
   COMPLIANT ORDER PERCENTAGE.............................................    37
   MANUAL PROCESSING RATE ON WEB ORDERS...................................    38
   FREE FLOW EMAIL PROCESSING RATE........................................    39
   EFORM PROCESSING RATE..................................................    40

SUPPORTING METRICS - FRONT END VOLUMES....................................    41

   CALLS ANSWERED - LIVE REP IN IVR ENVIRONMENT...........................    42
   CALLS ANSWERED - IVR...................................................    43
   OUTBOUND CALLS.........................................................    44
   AVERAGE CALLS PER DAY..................................................    45
   FREE FLOW INBOUND EMAILS RECEIVED......................................    46
   INBOUND EFORMS RECEIVED................................................    47
   FREE FLOW OUTBOUND EMAILS SENT.........................................    48
   APPLICATIONS RECEIVED..................................................    49

SUPPORTING METRICS - EXAM PERFORMANCE.....................................    50

   EXAM SERVICE LEVEL.....................................................    51
   EXAM DATA SENT - 72 HOURS..............................................    52
   EXAM DATA SENT - 120 HOURS.............................................    53

SUPPORTING METRICS - EXAM VOLUMES.........................................    54

   EXAMS DELIVERED........................................................    55
   EXAMS REGISTERED BY PHONE..............................................    56

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


   EXAMS REGISTERED BY INTERNET...........................................    57
   EXAMS REGISTERED ON-SITE...............................................    58
   TOTAL EXAMS REGISTERED.................................................    59

SUPPORTING METRICS -FULFILLMENT PERFORMANCE...............................    60

   ORDER FILL RATE ONE-OFF OR WELCOME KIT.................................    61
   ORDER FILL RATE SUBSCRIPTION/MONTHLY MAILER............................    62
   ORDER FILL RATE EXPEDITE/RUSH ORDERS...................................    63
   ORDER FILL RATE REPLACEMENT PARTS/RESHIPS..............................    64
   ORDER FILL RATE - MS DICTATED HOLDS....................................    65
   LONGEST TIME TO ORDER FILL (TAIL)......................................    67
   INVENTORY TURNS........................................................    68
   INVENTORY ACCURACY.....................................................    69

SUPPORTING METRICS -RELEASE PERFORMANCE...................................    70

   POST HANDOFF/RTM ECNS..................................................    71
   PROOF CYCLE TIME (COURSEWARE)..........................................    72
   LONGEST DELTA TO ORDERABILITY (COURSEWARE).............................    73

SUPPORTING METRICS -MANUFACTURING PERFORMANCE.............................    74

   SHIPPED COMPLETE X DAYS LATE...........................................    75
   MANUFACTURING CYCLE TIME -SUBSCRIPTION/MONTHLY MAILER..................    76
   MANUFACTURING CYCLE TIME -ONE-OFF OR WELCOME KIT.......................    77

SUPPORTING METRICS - MANUFACTURING VOLUMES................................    78

   UNITS SHIPPED FROM A MANUFACTURING SITE................................    79
   PRINT IMPRESSIONS......................................................    80
   CDS REPLICATED/PURCHASED...............................................    81

SUPPORTING METRICS - LOGISTICS PERFORMANCE/VOLUMES........................    82

   CARRIER PERFORMANCE....................................................    83
   CARRIER SHIPMENTS - PICKED UP..........................................    84

SUPPORTING METRICS - EUROPE AND AMME SPECIFIC PERFORMANCE/VOLUMES.........    85

   CUSTOMER QUERY RESPONSE RATE...........................................    86
   REPORTS SUBMITTED ON-TIME RATE.........................................    87
   SHIPPING ISSUES AS % OF CARRIER SHIPMENTS - DUE........................    88
   NUMBER OF FTES.........................................................    89

SUPPORTING METRICS - ECOMMERCE VOLUMES....................................    90

   WEB HITS BY REASON CODE................................................    91
   TOTAL WEB HITS.........................................................    92
   PUSH-BACK EMAIL ORDER LINES BY REASON CODE.............................    93
   TOTAL PUSH-BACK EMAIL ORDER LINES......................................    94

SUPPORTING METRICS - DEVELOPER METRICS....................................    95

   ACTIVE SUBSCRIPTIONS - PAID............................................    96
   ACTIVE SUBSCRIPTIONS - COMPED BY MARKETING.............................    97
   ACTIVE SUBSCRIPTIONS - MCP.............................................    98
   UPGRADES...............................................................    99
   RENEWALS AT THE SAME LEVEL.............................................   100
   EXPIRED SUBSCRIPTIONS..................................................   101
   CANCELLED/RETURNED SUBSCRIPTIONS.......................................   102
   COMPED SUBSCRIPTIONS - MARKETING.......................................   103
   COMPED SUBSCRIPTIONS - MCP.............................................   104

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


   NEW CHANNEL SUBSCRIPTIONS..............................................   105
   NEW DIRECT SUBSCRIPTIONS...............................................   106
   REMAINING SUBSCRIPTIONS ISSUES (0).....................................   107
   REMAINING SUBSCRIPTION ISSUES (1)......................................   108
   REMAINING SUBSCRIPTION ISSUES (2)......................................   109
   REMAINING SUBSCRIPTION ISSUES (3)......................................   110
   REMAINING SUBSCRIPTION ISSUES (4+).....................................   111

SUPPORTING VOLUME - BETA CD VOLUMES.......................................   112

   BETA CD SUBSCRIPTIONS - MARKETING......................................   113
   BETA CD SUBSCRIPTIONS - MCP............................................   114

SUPPORTING METRICS - MSN VOLUMES..........................................   115

   UNITS SHIPPED  - PHONE.................................................   116
   UNITS SHIPPED  - INTERNET..............................................   117
   UNITS SHIPPED  - DOWNLOAD..............................................   118
   UNITS SHIPPED  - MAIL..................................................   119

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                                     LEGEND

PURPOSE--The "Purpose" describes what activity or process Microsoft is measuring with the respective metric.

DEFINITION

     - The "Definition" is a short explanation of the metric and how it should be measured.

CALCULATION

     The "Calculation" is a mathematical representation of the metric and exactly how it should be calculated.

     - Additional information about the calculation and definitions for terms used in the calculation are outlined in this section.

FREQUENCY--The "Frequency" describes how often this metric should be reported to Microsoft. Usually, this distinguishes whether the metric should be reported both weekly and monthly or just monthly. Activity should always be reported for Microsoft's fiscal periods.

BENCHMARK - The "Benchmark" represents Microsoft's desired service level. For metrics that are reported as a percentage, the Benchmark will often dictate the denominator in the calculation. For Example: Phone Service Level measures the number of calls answered within a specified time period. This specified time period is described in the Benchmark. Many metrics' Benchmarks vary by region and program. In these cases the Benchmark should be communicated by the Microsoft Vendor Account Manager. Metrics that measure volumes and not performance do not have Benchmarks.

MEASUREMENT TRAPS

     - "Measurement Traps" describe incorrect ways to measure the respective metric. When calculating the metric the vendor should ensure that they are NOT following any of these practices.

OTHER NOTES (not part of the glossary format)

     -    WPO = Worldwide Programs Operations

     -    MS = Microsoft

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                             TOP KPIS - PERFORMANCE

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                     EXTERNAL CUSTOMER SATISFACTION WITH REP

PURPOSE - Measure external customers' satisfaction with the quality of service received during a call to Microsoft

DEFINITION

     - SATISFIED: The percentage of respondents whose average score indicates satisfaction.

     - DISSATISFIED: The percentage of respondents whose average score indicates dissatisfaction.

CALCULATION

     -    SATISFIED:

        Number of respondents whose average score from the rep attribute questions is 7 or greater
                   Number of respondents to complete a survey

     -    DISSATISFIED:

   Number of respondents whose average score from the rep attribute questions is 3 or lower
                   Number of respondents to complete a survey

     - This metric measures customers' responses to the following rep attributes:

          -    Call Resolution

          -    Professionalism/Communication Skills

          -    Product/Program Knowledge

          -    Speed of Service (Hold Time/Rep Efficiency)

          These rep attribute questions ask specifically about processes that are managed by WPO and its vendors (rep performance, etc.). This metric should not measure responses about program content, business rules established by the program owner, or other elements outside of WPO's control.

     - Customers are asked to respond to the rep attribute questions on a 9 point scale. "9" indicates that they completely agree that the statement describes their experience and "1" indicates that they do not agree at all.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY-- MS Fiscal Month

BENCHMARK - Satisfied: 85%, Dissatisfied 5%

MEASUREMENT TRAPS

     - Scoring on questions other than the rep attributes selected to measure WPO's performance.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


     -    Not using a 9 point scale.

     - Allowing vendors to pre-select or filter the list of customers before they are given to the survey company.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                               PHONE SERVICE LEVEL

PURPOSE--Measure phone response time related to live agents

DEFINITION

     - The percentage of inbound calls answered by a live rep within "y" seconds of the time the call enters the live rep queue in relation to the number of total calls offered to the live rep queue.

CALCULATION

      Number of calls answered by a live rep within "y" seconds of entering the live rep queue
              Total number of calls offered to the live rep queue

     -    Live rep queue = post-messaging and post-IVR

     - Total number of calls offered includes all abandons within the live rep queue. See the Calls Offered metric definition.

     - Should be system generated via ACD software or a consistent process that is auditable

     - This should be calculated at the lowest level of available detail in regards to program, country, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - x% in y seconds (see statement of work or Microsoft Vendor Account Manager)

MEASUREMENT TRAPS

     -    Dividing by total calls answered, rather than total calls offered.

     - Allowance for abandons in first "y" seconds within the live rep queue, rather than including all abandons within the live rep queue.

     - Adding estimated time for messaging to contractual target, rather than starting clock at live rep queue and measuring pure response time.

     - Including IVR response time in numerator, rather than live rep queue only.

     - Including IVR total calls offered in denominator, rather than live rep queue only.

     -    Including voicemail response in numerator

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                                 ORDER FILL RATE

PURPOSE-- Measure overall WPO fulfillment performance. This represents WPO's ability to accept orders and fulfill product in a timely manner per specific business requirements.

DEFINITION

     -    The percentage of total compliant order lines fulfilled within y days

     - This includes orders that were delayed or backordered as a result of WPO or its vendors.

CALCULATION

             Number of compliant order lines received workday 0 and
                             shipped within "y "days
               Number of compliant order lines received workday 0

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Order lines that include all of the required information but are for product that is backordered because of poor forecasting or supplier problems ARE COMPLIANT.

     - For those vendors that report more than one of the following Order Fill Rate metrics, this metric should represent a weighed average of those metrics:

          -    Order Fill Rate - One-Off or Welcome-Kit

          -    Order Fill Rate - Subscription/Monthly Mailer

          -    Order Fill Rate - Expedite/Rush Orders

          -    Order Fill Rate - Replacement Parts/Reships

          -    Order Fill Rate - Microsoft Dictated Hold

     - This should be calculated at the lowest level of available detail in regards to program, country, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK -x % in y days. (see statement of work or Microsoft Vendor Account Manager)

     -    Order lines received workday 0 and shipped workday 0 = same day.

     -    Order lines received workday 0 and shipped workday 1 = 1 day

MEASUREMENT TRAPS

     - Excluding order lines that were not shipped because the product was backordered, i.e. poor forecasting or problems with a supplier

     - Measuring workday 0 from the packslip print instead of actual order entry

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


     - Measuring workday 0 from the third-party feed to fulfillment center, rather than capturing actual front-end order date

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                       DISTRIBUTION LEAD TIME PERFORMANCE

PURPOSE-- Measure timeliness of delivery from shipment pick-up to consignee

DEFINITION

     - Percentage of shipments delivered to consignee within the quoted distribution time, including ACTUAL domestic transit, international transit, carrier performance, and customs factors.

     -    Consignee = "ship to" party as reflected on the airway bill

CALCULATION

      Number of carrier shipments that are due within the reporting period and WERE DELIVERED TO THE CONSIGNEE WITHIN THE QUOTED DISTRIBUTION TIME
   Total number of carrier shipments due to the consignee during the reporting period

     -    See Carrier Shipments - Due definition page.

     - Distribution Lead Time Performance should be reported based on due date. Although carrier shipments may have been delivered prior to the reporting period in which they were due, they should be measured and reported based on due date.

     - This should be calculated at the lowest level of available detail in regards to program and region.

     -    The Quoted Distribution Time is established by Microsoft.

DISTRIBUTION FLOW

Dist Whse > Dom Trans > Intl Gateway > Intl Trans > Intl Customs > Dom Trans > Consignee

-    Distribution Warehouse = point at which shipment originates

- Domestic Transportation = transit from fulfillment warehouse to international port of export/gateway

- International Gateway = point where shipment/product is processed/cleared through local customs

- International Transportation = transit from international port of export/gateway to international port of entry

- International Customs = transition point at port of entry where title and liability of shipment transfers from the shipper to the consignee

-    Domestic Transportation in-country = delivery to end user/consignee

-    Consignee = "ship to" party as reflected on the airway bill

FREQUENCY--MS Fiscal Month

BENCHMARK - 95% of shipments delivered to the consignee within the quoted distribution time

MEASUREMENT TRAPS

-    Measuring transit time only, rather than full distribution process.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


- Measuring delivery to customs or an alternate consignee rather than delivery to the consignee as reflected on the airway bill.

- Measuring shipments picked-up or delivered during a reporting period rather than those due during the reporting period.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                                  OBSOLESCENCE

PURPOSE-- Measure forecasting accuracy through Microsoft authorized scrap

DEFINITION

     - Total dollars related to measurable units scrapped and obsolete inventory in relation to total standard product costs associated with all products produced.

CALCULATION

                     Obsolete and Scrapped Inventory Expense
                               Total Product Costs

     - This measurement is calculated using information provided from the WPO Business Stream, by stream and region.

     - This should be calculated at the lowest level of available detail in regards to program and region.

FREQUENCY--MS Fiscal Quarter - Year to Date

BENCHMARK - 4%

MEASUREMENT TRAPS

     -    Excluding components

     -    Including non-authorized units

     -    Reporting in local currency

     -    Excluding disposal cost, transportation, etc.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                               TOP KPIS - VOLUMES

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                                 CALLS ANSWERED

PURPOSE-- Measure volume of inbound calls.

DEFINITION

     - Inbound calls answered by a live rep and inbound calls completed in an IVR

CALCULATION

          Count of inbound calls answered by a live rep + inbound calls completed in an IVR

     - If an IVR is not used, then this metric becomes purely a count of inbound calls answered by a live rep.

     - Calls completed in an IVR represent calls where the customer chose at least one option in the IVR routing system. This does not include calls that were abandoned during the first routing message. For voice mail systems that do not support multiple routing options a call that generates a message is considered "answered"; a call that does not is abandoned and not counted in this metric.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting calls offered rather than calls answered

     -    Including outbound calls, rather than inbound only

     -    Double counting internal transfers/escalations

     -    Excluding IVR calls completed

     - Counting calls that were abandoned during or before the first routing message in an IVR

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                                  CALLS OFFERED

PURPOSE-- Measure volume of inbound calls offered to the live rep queue

DEFINITION

     -    Inbound calls offered to the live rep queue

CALCULATION

               Count of inbound calls offered to a live rep queue

     - Calls offered represents all calls, answered or not. This should be measured from the earliest indication that a call has reached the live rep queue.

     - This should be the same measurement that is used to calculate Phone Service Level and other phone metrics that use "calls offered". Microsoft will use this information to aggregate phone service level performance.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting calls answered rather than calls offered

     -    Including outbound calls, rather than inbound only

     -    Double counting internal transfers/escalations

     -    Including IVR calls offered

     - Excluding calls that were abandoned during or before the live rep queue

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                              PHONE ORDERS ENTERED

PURPOSE-- Measure volume of orders received via phone or IVR.

DEFINITION

     - Orders received via phone or IVR and entered into an order entry system.

CALCULATION

          Count of compliant orders received via phone and IVR and entered into an order entry system.

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Excludes cycle pulls or downloads for subscription welcome kits, monthly mailers, or pid activations

     -    Includes supplemental and replacement parts for subscription programs

     - This should be calculated at the lowest level of available detail in regards to program and region.

     - For Microsoft developer programs, MSDN and TechNet, this includes any transactions that trigger payment or subscriber information processing. Examples: Renewals, Upgrades, Cancellations, Activations, Pack-Ship Changes, Re-Ships, and Returns.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting orders shipped, rather than orders entered

     -    Excluding IVR orders entered

     -    Counting non-compliant orders

     -    Counting cycle pulls or downloads for subscription programs

                             MAIL/FAX ORDERS ENTERED

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


PURPOSE-- Measure volume of orders received via mail or fax.

DEFINITION

     -    Orders received via mail or fax and keyed into order entry system

CALCULATION

               Count of compliant orders received via mail or fax and entered into order entry system

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Excludes cycle pulls or downloads for subscription welcome kits, monthly mailers, or pid activations

     -    Includes supplemental and replacement parts for subscription programs

     - This should be calculated at the lowest level of available detail in regards to program and region.

     - For Microsoft developer programs, MSDN and TechNet, this includes any transactions that trigger payment or subscriber information processing. Examples: Renewals, Upgrades, Cancellations, Activations, Pack-Ship Changes, Re-Ships, and Returns.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting orders shipped, rather than orders entered

     -    Counting mail/fax orders received, rather than mail/fax orders entered

     -    Counting non-compliant orders

     -    Counting cycle pulls or downloads for subscription programs

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                             INTERNET ORDERS ENTERED

PURPOSE-- Measure volume of orders submitted via the internet/web.

DEFINITION

     - Orders submitted via internet/web and downloaded/keyed into order entry system

CALCULATION

          Count of compliant orders received via internet/web and downloaded/keyed into order entry system

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Excludes cycle pulls or downloads for subscription welcome kits, monthly mailers, or pid activations

     -    Includes supplemental and replacement parts for subscription programs

     - This should be calculated at the lowest level of available detail in regards to web site, program and region.

     - For Microsoft developer programs, MSDN and TechNet, this includes any transactions that trigger payment or subscriber information processing. Examples: Renewals, Upgrades, Cancellations, Activations, Pack-Ship Changes, Re-Ships, and Returns.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting orders shipped, rather than orders entered

     - Counting web/internet orders as download, rather than as internet orders

     -    Counting email orders as internet orders, rather than as email orders

     -    Counting non-compliant orders

     -    Counting cycle pulls or downloads for subscription programs

                              EMAIL ORDERS ENTERED

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


PURPOSE-- Measure volume of orders received via email.

DEFINITION

     -    Orders received via email and downloaded/keyed into order entry system

CALCULATION

          Count of orders received via email and downloaded/keyed into order entry system

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Excludes cycle pulls or downloads for subscription welcome kits, monthly mailers, or pid activations

     -    Includes supplemental and replacement parts for subscription programs

     - This should be calculated at the lowest level of available detail in regards to web site, program and region.

     - For Microsoft developer programs, MSDN and TechNet, this includes any transactions that trigger payment or subscriber information processing. Examples: Renewals, Upgrades, Cancellations, Activations, Pack-Ship Changes, Re-Ships, and Returns.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting orders shipped, rather than orders entered

     -    Counting email orders as internet orders, rather than as email orders

     -    Counting non-compliant orders

     -    Counting cycle pulls or downloads for subscription programs

                             DOWNLOAD ORDERS ENTERED

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


PURPOSE-- Measure orders entered received via tape/feed from non-internet.

DEFINITION

     - Orders received via tape/feed from non-internet source and downloaded/entered into order entry system

CALCULATION

       Count of orders received via download from non-internet source and downloaded/entered into order entry system

     - Excludes cycle pulls or downloads for subscription welcome kits, monthly mailers, or pid activations

     -    Includes supplemental and replacement parts for subscription programs

     - This should be calculated at the lowest level of available detail in regards to program and region.

     - For Microsoft developer programs, MSDN and TechNet, this includes any transactions that trigger payment or subscriber information processing. Examples: Renewals, Upgrades, Cancellations, Activations, Pack-Ship Changes, Re-Ships, and Returns.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting orders shipped, rather than orders entered

     - Counting web/internet orders as download, rather than as internet orders

     -    Counting cycle pulls or downloads for subscription programs

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                              TOTAL ORDERS ENTERED

PURPOSE-- Measure volume of total orders entered

DEFINITION

     -    Sum of all order types. Phone + Mail/Fax + Internet + Email +
          Download.

CALCULATION

                       Sum of all compliant orders entered

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Excludes cycle pulls or downloads for subscription welcome kits, monthly mailers, or pid activations

     -    Includes supplemental and replacement parts for subscription programs

     - This should be calculated at the lowest level of available detail in regards to web site, program and region.

     - For Microsoft developer programs, MSDN and TechNet, this includes any transactions that trigger payment or subscriber information processing. Examples: Renewals, Upgrades, Cancellations, Activations, Pack-Ship Changes, Re-Ships, and Returns.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting orders shipped, rather than orders entered

     -    Excluding an order type

     -    Counting non-compliant orders

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                          UNITS SHIPPED TO END-CUSTOMER

PURPOSE-- Measure the quantity of units shipped to an End-Customer.

DEFINITION

     -    Total quantity of confirmed End Items shipped to End-Customers

CALCULATION

    Sum of shipped quantities by end item SKU that are shipped directly to an
                                  End-Customer

     - End-Customer represents an enduser or an MS subsidiary at which WW Programs has fulfilled its obligation to fulfill the product. End-Customer does not include a vendor's regional distribution facility from which the product is shipped to endusers.

     -    End Items are measured by Financial End Item SKU.

     - This measurement represents the transaction where revenue is recognized.

     -    A reship counts as 1 end item SKU shipped

     - This should be calculated at the lowest level of available detail in regards to campaign, country and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK -n/a

MEASUREMENT TRAPS

     -    Reporting by SKU, rather than summary of all SKUs

     -    Summing at a level different than end item SKU

     - Excluding reships, comped shipments, replacement parts, supplemental parts, marketing parts from count

     -    Reporting units at a program level and not broken out by campaign

     -    Including shipments to regional vendor distribution facilities

                         COMPLIANT ORDER LINES RECEIVED

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


PURPOSE-- Measure the quantity of compliant order lines received.

DEFINITION

     -    Total quantity of compliant order lines received.

CALCULATION

    Sum of compliant order lines received that generate a fulfillment request

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Order lines that include all of the required information but are for product that is backordered because of poor forecasting or supplier problems ARE COMPLIANT.

     - This should be the same measurement that is used to calculate Order Fill Rate and other fulfillment or front-end metrics that use "compliant order lines". Microsoft will use this information to aggregate fulfillment performance.

     - This should be calculated at the lowest level of available detail in regards to campaign, country and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK -n/a

MEASUREMENT TRAPS

     -    Reporting the number of orders and not order lines

     -    Reporting non-compliant order lines

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                             CARRIER SHIPMENTS - DUE

PURPOSE-- Measure the volume of shipments due to the consignee.

DEFINITION

     -    Count of shipments due to the consignee during the reporting period.

CALCULATION

       Count of shipments due to the consignee during the reporting period

     -    Shipment = Single airway bill

     - Due date is dictated by the quoted distribution time for the individual shipment

     - Includes shipments to a single consignee and bulk shipments to Microsoft subsidiaries, distis, etc.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting end item SKUs, rather than shipments as measured by airway bills.

     -    Counting shipments picked-up, rather than shipments due.

     -    Counting shipments delivered, rather than shipments due.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                              ACTIVE SUBSCRIPTIONS

PURPOSE-- Measure volume of active subscriptions in a program.

DEFINITION

     -    The number of active subscriptions in the program at a point in time

CALCULATION

     Count of active subscriptions as of Friday of each fiscal week or month

     - This should only be calculated for programs that have a subscriber or member base. It should not be calculated for pick/pack/ship programs on endusers serviced.

     - This should be calculated at the lowest level of available detail in regards to program and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Applying this metric to pick/pack/ship programs

     - Counting new subscriptions during the month, rather than total active subscriptions at a point in time

     -    Not accounting for cancelled or expired subscriptions

     -    Not giving country visibility

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                   SUPPORTING METRICS - FRONT END PERFORMANCE

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                             ABANDON RATE - ABSOLUTE

PURPOSE-- Measure calls lost or dropped during any part of the call process

DEFINITION

     - The percentage of inbound calls that are lost or dropped in the messaging system, IVR, or live rep queue before the caller receives a live response or has been serviced by an IVR option in relation to the number of total calls.

CALCULATION

         Number of calls abandoned from live rep queue + messaging + IVR
                          Total number of calls offered

     - Should be system generated via ACD software or a consistent process that is auditable

     - This should be calculated at the lowest level of available detail in regards to program, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Dividing by total calls answered, rather than total calls offered.

     -    Excluding hangups in first x seconds.

     -    Counting calls abandoned in live rep queue only.

     - Counting only total calls offered to the live rep queue in denominator, rather than all calls offered.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                          ABANDON RATE - LIVE REP QUEUE

PURPOSE-- Measure calls lost or dropped in live rep queue prior to pickup by a live agent.

DEFINITION

     - The percentage of inbound calls that are lost or dropped in the live rep queue before the caller receives a live response in relation to the number of total calls offered to the live rep queue.

CALCULATION

                 Number of calls abandoned in the live rep queue
               Total number of calls offered to the live rep queue

     -    Live rep queue = post-messaging and post-IVR

     - Should be system generated via ACD software or a consistent process that is auditable

     - This should be calculated at the lowest level of available detail in regards to program, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - 4%

MEASUREMENT TRAPS

     -    Dividing by total calls answered, rather than total calls offered.

     - Excluding hangups in first x seconds within the live rep queue, rather than including all abandons within the live rep queue.

     - Including calls abandoned within IVR/messaging in numerator, rather than calls abandoned in live rep queue only.

     - Including total calls offered to IVR/messaging in denominator, rather than live rep queue only.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                               AVERAGE CALL LENGTH

PURPOSE--Measure average call length

DEFINITION

     - Average time per call that elapsed between rep answer and rep hangup. Measured in minutes and seconds.

CALCULATION

         Total talk time + total hold time (after initial rep response)
                     Total calls answered in live rep queue

     - Total hold time in this measurement refers to hold time after the caller has reached a rep, i.e. hold time between transfers, etc.

     - Minutes should be reported in decimal places. Example 6 minutes and 30 seconds should be reported as "6.50".

     - Should be system generated via ACD software or a consistent process that is auditable

     - This should be calculated at the lowest level of available detail in regards to campaign, program, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Reporting minimum time elapsed

     -    Reporting maximum time elapsed

     -    Not including all queues relevant to program

     -    Excluding customer service queue from reporting

     - Counting talk time only, rather than including talk time + hold time after rep response

                                AVERAGE HOLD TIME

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

PURPOSE--Measure average hold time

DEFINITION

     - Average time per call that elapsed between entering the live rep queue and rep answer. Measured in minutes and seconds.

CALCULATION

 Total time between the live rep queue and rep answer for all calls answered in the live rep queue
                     Total calls answered in live rep queue

     - This does not measure hold time related to IVRs or other messaging systems that does not result in talking to a live rep.

     - Minutes should be reported in decimal places. Example 6 minutes and 30 seconds should be reported as "6.50".

     - Should be system generated via ACD software or a consistent process that is auditable

     - This should be calculated at the lowest level of available detail in regards to campaign, program, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Reporting minimum time elapsed

     -    Reporting maximum time elapsed

     -    Not including all queues relevant to program

     -    Excluding customer service queue from reporting

     -    Counting talk time only

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                            MAIL/FAX PROCESSING RATE

PURPOSE-- Measure response time to mail pieces and faxes

DEFINITION

     - The percentage of mail pieces and faxes requiring manual order entry that are received workday 1 and processed workday y by 12:00 midnight in relation to total mail pieces and faxes received workday 1 by 12:00 midnight

CALCULATION

Mail pieces + faxes received workday 1 and processed workday y by 12:00 midnight
         Total mail pieces + faxes received workday 1 by 12:00 midnight

     - Mail and Fax pieces received workday 1 and processed workday 1 by 12:00 midnight count as same day. Mail and Fax pieces received workday 1 and processed workday 2 by 12:00 midnight count as 24 hours or one day.

     -    This measurement includes complaint and not-compliant orders.

     - Processed = order entry, non-compliance procedure enacted, or order confirmation sent.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

     - Mail pieces include activation cards or equivalent information for the MSDN and TechNet programs.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - x% in y days (see statement of work or Microsoft Vendor Account Manager)

MEASUREMENT TRAPS

     - Not date stamping/recording all pieces with date they arrived via mail, fax or download and allowing them to pile up unstamped.

     - Not capturing date received in order entry system. Not capturing non-compliant orders in calculation.

     -    Counting backlog in numerator for subsequent days measurement.

     - Mistaking requirement of weekly performance reporting for a service level of 5 days, rather than reporting a weekly performance to contractual standard of y days.

     - Averaging daily performance, rather than re-summing all mail and fax received workday 1 and processed workday y by 12:00 midnight in numerator and re-summing total mail and fax received for the week in denominator.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                           APPLICATION PROCESSING RATE

PURPOSE-- Measure response time to applications

DEFINITION

     - The percentage of applications received by download, web, mail, or fax requiring manual order entry that are received workday 1 and processed workday y by 12:00 midnight in relation to total mail pieces and faxes received workday 1 by 12:00 midnight

CALCULATION

    Applications received workday 1 and processed workday y by 12:00 midnight
         Total mail pieces + faxes received workday 1 by 12:00 midnight

     - Applications received workday 1 and processed workday 1 by 12:00 midnight count as same day. Mail and Fax pieces received workday 1 and processed workday 2 by 12:00 midnight count as 24 hours or 1 day.

     -    Processed = order entry or non-compliance procedure enacted.

     - This measurement includes both compliant and non-compliant applications.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - x% in y days (see statement of work or Microsoft Vendor Account Manager)

MEASUREMENT TRAPS

     - Not date stamping all applications with the date they arrived via mail, fax, or download and allowing them to pile up unstamped.

     - Not capturing date received in application entry system. Not capturing non-compliant applications in calculation.

     -    Counting backlog in numerator for subsequent days measurement.

     - Mistaking requirement of weekly performance reporting for a service level of 5 days, rather than reporting a weekly performance to contractual standard of y days.

     - Averaging daily performance, rather than re-summing all applications received workday 1 and processed workday y by 12:00 midnight in numerator and re-summing total applications received for the week in denominator.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                           COMPLIANT ORDER PERCENTAGE

PURPOSE-- Measure the percentage of compliant orders received

DEFINITION

     - The percentage of compliant orders received in relation to the total number of orders received.

CALCULATION

                       Number of Compliant Orders Received
                         Total Number of Orders Received

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Order lines that include all of the required information but are for product that is backordered because of poor forecasting or supplier problems ARE COMPLIANT.

     - This should be calculated at the lowest level of available detail in regards to program, country, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Measuring orders that did not include valid payment, credit card approval, etc.

     - Including orders where the customer had to be contacted to complete the order information.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                      MANUAL PROCESSING RATE ON WEB ORDERS

PURPOSE-- Measure clerical response time to manual order entry/processing of web orders

DEFINITION

     - The percentage of web orders requiring manual processing that were submitted by enduser workday 1 and manually processed workday y by 12:00 midnight in relation to total web orders requiring manual processing submitted by enduser workday 1 by 12:00 midnight

CALCULATION

    Web Orders submitted workday 1 and manually processed workday y by 12:00 midnight
             Total web orders submitted workday 1 by 12:00 midnight

     - Web orders submitted workday 1 and processed workday 1 by 12:00 midnight count as same day. Web orders submitted workday 1 and processed workday 2 by 12:00 midnight count as 24 hours or 1 day.

     -    Processed = order entry or non-compliance procedure enacted.

     -    This measurement includes compliant and non-compliant orders.

     -    Submitted by enduser = ms.com submit date

     - This should be calculated at the lowest level of available detail in regards to web site and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - x% in y days (see statement of work or Microsoft Vendor Account Manager)

MEASUREMENT TRAPS

     - Measuring against date received by vendor, rather than date submitted by enduser.

     - Measuring against order entry date, rather than date submitted by enduser.

     -    Not capturing non-compliant orders in calculation.

     - Counting backlog over y days as processed in numerator for subsequent days measurement.

     - Mistaking requirement of weekly performance reporting for a measurement of 5 days, rather reporting a weekly performance to contractual standard of y days.

     - Averaging daily performance, rather than re-summing all web orders received workday 1 and processed workday y by 12:00 midnight in numerator and re-summing total web orders received for the week in denominator.

     -    Excluding Saturday and Sunday from calculation.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                         FREE FLOW EMAIL PROCESSING RATE

PURPOSE-- Measure rep response time to free flow emails

DEFINITION

     - The percentage of email requests received workday 1 and responded to workday y by 12:00 midnight in relation to total emails received workday 1 by 12:00 midnight

CALCULATION

 Email requests received workday 1 and responded to workday y by 12:00 midnight
            Total email requests received workday 1 by 12:00 midnight

     - Responded to = Order entry, non-compliance procedures enacted, or response to inquiry sent. Does not include auto reply.

     -    Excludes eforms received by vendors

     - Email requests received workday 1 and resolved workday 1 by 12:00 midnight count as same day. New email requests received workday 1 and resolved workday 2 by 12:00 midnight count as 24 hours or one day.

     - This should be calculated at the lowest level of available detail in regards program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - x% in y days (see statement of work or Microsoft Vendor Account Manager)

MEASUREMENT TRAPS

     - Measuring receipt as date of first processing, rather than date received in inbox

     - Counting backlog over y days as resolved in numerator for subsequent days measurement.

     - Averaging daily performance, rather than re-summing all new email requests received workday 1 and resolved workday y by 12:00 midnight in numerator and re-summing total new email requests received for the week in denominator.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                              EFORM PROCESSING RATE

PURPOSE-- Measure rep response time to eforms

DEFINITION

     - The percentage of eforms received workday 1 and processed workday y by 12:00 midnight in relation to total eforms received workday 1 by 12:00 midnight

CALCULATION

       Eforms received workday 1 and processed workday y by 12:00 midnight
                Total eforms received workday 1 by 12:00 midnight

     - Processed = Order entry, non-compliance procedures enacted, or response to inquiry sent. Does not include auto reply.

     -    Excludes free flow emails

     - Eforms received workday 1 and processed workday 1 by 12:00 midnight count as same day. Eforms received workday 1 and processed workday 2 by 12:00 midnight count as 24 hours or one day.

     - This should be calculated at the lowest level of available detail in regards program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - x% in y days (see statement of work or Microsoft Vendor Account Manager)

MEASUREMENT TRAPS

     - Measuring receipt as date of first processing, rather than date received in inbox

     - Counting backlog over y days as resolved in numerator for subsequent days measurement.

     - Averaging daily performance, rather than re-summing all eforms received workday 1 and resolved workday y by 12:00 midnight in numerator and re-summing total eforms received for the week in denominator.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                     SUPPORTING METRICS - FRONT END VOLUMES

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                  CALLS ANSWERED - LIVE REP IN IVR ENVIRONMENT

PURPOSE-- To segregate volume of calls answered by a live rep only, when both live rep and IVR exist.

DEFINITION

     - Inbound calls answered by a live rep, either initially or as a transfer from the IVR.

CALCULATION

                  Count of inbound calls answered by a live rep

     - If phone queue is purely live rep and no IVR, this metric should not be reported, default to Total Calls Answered metric which is categorized as a Top KPI.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting calls offered rather than calls answered

     -    Including outbound calls, rather than inbound only

     -    Double counting internal transfers/escalations

     -    Including IVR calls completed

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                              CALLS ANSWERED - IVR

PURPOSE-- Measure volume of inbound calls answered by an IVR.

DEFINITION

     -    Inbound calls completed in an IVR

CALCULATION

                   Count of inbound calls completed in an IVR

     - Calls completed in an IVR represent calls where the customer chose at least one option in the IVR routing system. This does not include calls that were abandoned during the first routing message. For voice mail systems that do not support multiple routing options a call that generates a message is considered "answered"; a call that does not is abandoned and not counted in this metric.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting calls offered rather than calls answered

     -    Including outbound calls, rather than inbound only

     -    Double counting internal transfers/escalations

     - Counting calls that were abandoned during or before the first routing message in an IVR

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                                 OUTBOUND CALLS

PURPOSE-- Measure volume of outbound calls.

DEFINITION

     -    Outbound calls made for Microsoft.

CALCULATION

                   Count of outbound calls made for Microsoft

     - This measures the number contacts and does not include dials that did not result in a completed call script.

     - This represents only calls made by the request of Microsoft and should not include calls made for personal or vendor related reasons.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting calls dialed rather than calls completed

     -    Including inbound calls, rather than outbound only

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                              AVERAGE CALLS PER DAY

PURPOSE-- Measure volume of inbound calls, specifically for fiscal months that vary in length

DEFINITION

     - Average number inbound calls per day answered by a live rep and inbound calls completed in an IVR

CALCULATION

 Count of inbound calls answered by a live rep + inbound calls completed in an
                                      IVR
                       Sum of days in the reporting period

     - If an IVR is not used, then this metric becomes purely a count of average inbound calls answered by a live rep.

     - Calls completed in an IVR represent calls where the customer chose at least one option in the IVR routing system. This does not include calls that were abandoned during the first routing message. For voice mail systems that do not support multiple routing options a call that generates a message is considered "answered"; a call that does not is abandoned and not counted in this metric.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting calls offered rather than calls answered

     -    Including outbound calls, rather than inbound only

     -    Double counting internal transfers/escalations

     -    Excluding IVR calls completed

     - Counting calls that were abandoned during or before the first routing message in an IVR

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                        FREE FLOW INBOUND EMAILS RECEIVED

PURPOSE-- Measure volume of inbound free flow emails received.

DEFINITION

     -    Quantity of incoming orders and inquiries received via free flow email

CALCULATION

  Count of incoming email orders received + Count of incoming email inquiries received

     - Each incoming email receipt should be counted separately. Incoming forward, replies and emails regarding the same subject should be counted uniquely.

     -    Should be system generated via email software

     -    Excludes eforms

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting email orders only, and excluding inquiries

     - Counting multiple email receipts from the same customer/on the same subject as one rather than counting each receipt individually

     -    Including outbound emails, rather than only counting inbound emails

     -    Including eforms

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                             INBOUND EFORMS RECEIVED

PURPOSE-- Measure volume of inbound eforms

DEFINITION

     -    Quantity of incoming orders and inquiries received via eform

CALCULATION

   Count of incoming eform orders received + Count of incoming eform inquiries received

     - Each incoming eform receipt should be counted separately. Incoming forward, replies and eforms regarding the same subject should be counted uniquely.

     -    Should be system generated via email software

     -    Excludes free flow email

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting eform orders only, and other eform communication

     - Counting multiple eform receipts from the same customer/on the same subject as one rather than counting each receipt individually

     - Including outbound emails or eforms, rather than only counting inbound eforms

     -    Including inbound or outbound free flow email

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                         FREE FLOW OUTBOUND EMAILS SENT

PURPOSE-- Measure volume of free flow outbound emails sent

DEFINITION

     - Quantity of total free flow outbound emails sent including all emails sent to customers, internal vendor escalation, internal vendor inquiry, MS escalation, MS inquiry, forwards to other sources, etc. including those in response to eforms.

CALCULATION

                  Count of total free flow outbound emails sent

     - Each outbound email sent should be counted separately. Outbound forward, replies and emails regarding the same subject should be counted uniquely.

     -    Excludes push-back emails

     -    Should be system generated via email software

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting outbound emails sent to customers only, and excluding internal/MS inquiries or escalations

     - Counting multiple emails sent on the same subject as one rather than counting each email sent individually

     - Including incoming emails, rather than only counting outbound emails sent

     - Counting replies/forwards only, rather than counting emails initiated by vendor

     -    Including push-back emails

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                              APPLICATIONS RECEIVED

PURPOSE-- Measure volume of applications received.

DEFINITION

     -    Quantity of applications received during the reporting period.

CALCULATION

    Sum of all applications stamped or matched to existing members' records.

     - An application is a request for enrollment or renewal in a specific Microsoft program.

     - Stamped applications are for new enrollment that do not have a matching record in the application system.

     - Matched applications are requests for renewal that have been paired with the member's information already in the application system.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Only reporting approved applications.

     -    Excluding applications that are not reconciled.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                      SUPPORTING METRICS - EXAM PERFORMANCE

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                               EXAM SERVICE LEVEL

PURPOSE--Measure the timeliness of exams delivered to testing centers.

DEFINITION

     - Exams delivered on time from exam service providers to testing centers.

CALCULATION

   Number of correct exams delivered on or before scheduled registration time
                         Total number of exams scheduled

     - The scheduled registration time is the time that the customer has agreed to take the exam.

     - Correct exams represent the same exam that the customer registered to take at that time.

FREQUENCY--MS Fiscal Month

BENCHMARK - 98% of all exams delivered on or before scheduled registration.

MEASUREMENT TRAPS

     -    Counting exams delivered in the denominator instead of exams scheduled

     -    Including incorrect exams in the numerator

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                            EXAM DATA SENT - 72 HOURS

PURPOSE--Measure the timeliness of exam data returned to Microsoft.

DEFINITION

     - Exam data returned to Microsoft within 72 hours in relation to the total number of exams delivered.

CALCULATION

     Number of delivered exams for which the data was successfully returned to Microsoft within 72 hours
                         Total number of exams delivered

     - The time that the exam data is returned to Microsoft is measured by the date of the vendors' file transfer.

     - If the file transfer was not successful because of an error on the part of the vendor, the affected data should not be included in the numerator.

FREQUENCY--MS Fiscal Month

BENCHMARK - 90%

MEASUREMENT TRAPS

     -    Counting exams scheduled in the denominator instead of exams delivered

     - Including exam data that was not received successfully by Microsoft in the numerator.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                           EXAM DATA SENT - 120 HOURS

PURPOSE--Measure the timeliness of exam data returned to Microsoft.

DEFINITION

     - Exam data returned to Microsoft within 120 hours in relation to the total number of exams delivered.

CALCULATION

     Number of delivered exams for which the data was successfully returned to Microsoft within 120 hours
                         Total number of exams delivered

     - The time that the exam data is returned to Microsoft is measured by the date of the vendors' file transfer.

     - If the file transfer was not successful because of an error on the part of the vendor, the affected data should not be included in the numerator.

FREQUENCY--MS Fiscal Month

BENCHMARK - 100%

MEASUREMENT TRAPS

     -    Counting exams scheduled in the denominator instead of exams delivered

     - Including exam data that was not received successfully by Microsoft in the numerator.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

SUPPORTING METRICS - EXAM VOLUMES

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                                 EXAMS DELIVERED

PURPOSE-- Measure volume of exams delivered

DEFINITION

     -    Exams delivered to a test center

CALCULATION

    Count of exams delivered to a testing center and available for candidates

     - This does not include resending the correct exam when the first exam made available to the candidate was the incorrect.

     - This does not include a delivered exam when the candidate was not present to take the exam.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting exams that were delivered to the testing center but not available for the candidate, i.e. systems issues, etc.

     -    Counting exams that were not actually taken by a candidate.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                            EXAMS REGISTERED BY PHONE

PURPOSE-- Measure volume of exams registrations made by phone

DEFINITION

     -    Exams registrations made by phone

CALCULATION

     Count of exams registrations taken by phone and recorded/entered into a registration system

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting registrations that were made by a media other than phone.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                          EXAMS REGISTERED BY INTERNET

PURPOSE-- Measure volume of exams registrations made over the internet

DEFINITION

     -    Exams registrations made over the internet

CALCULATION

Count of exams registrations taken from the internet and recorded/entered into a registration system

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting registrations that were made by a media other than the internet.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                            EXAMS REGISTERED ON-SITE

PURPOSE-- Measure volume of exams registrations made at a testing center

DEFINITION

     -    Exams registrations made at a testing center

CALCULATION

Count of exams registrations taken at a testing center and recorded/entered into a registration system

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting registrations that were not made at a testing center.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                             TOTAL EXAMS REGISTERED

PURPOSE-- Measure volume of exams registrations

DEFINITION

     - Exams registrations made at a testing center, by phone, and from the internet

CALCULATION

 Count of exams registrations taken at a testing center, by phone, and from the internet and recorded/entered into a registration system

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Excluding exam registrations take from one media.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                   SUPPORTING METRICS -FULFILLMENT PERFORMANCE

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                     ORDER FILL RATE ONE-OFF OR WELCOME KIT

PURPOSE-- Measure WPO's ability to accept orders and fulfill product in a timely manner per specific business requirements, measured specific to one-offs and welcome kits

DEFINITION

     - Total valid compliant order lines entered workday 0 by 12:00 midnight and shipped complete (picked up by carrier) workday y by 12:00 midnight in relation to total valid compliant order lines entered workday 0 by 12:00 midnight.

CALCULATION

             Number or compliant order lines received workday 0 and
                     shipped within specified y time period
                 Total compliant order lines received workday 0

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Order lines that include all of the required information but are for product that is backordered because of poor forecasting or supplier problems ARE COMPLIANT.

     -    Order lines received workday 0 and shipped workday 0 = same day

     -    Order lines received workday 0 and shipped workday 1 = 1 day

     - This should be calculated at the lowest level of available detail in regards to program, country, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - x % in y days. (see statement of work or Microsoft Vendor Account Manager)

MEASUREMENT TRAPS

     - Excluding order lines that were not shipped because the product was backordered, i.e. poor forecasting or problems with a supplier

     - Measuring workday 0 from the packslip print instead of actual order entry

     - Measuring workday 0 from the third-party feed to fulfillment center, rather than capturing actual front-end order date

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                   ORDER FILL RATE SUBSCRIPTION/MONTHLY MAILER

PURPOSE -- Measure WPO's ability to accept orders and fulfill product in a timely manner per specific business requirements. Measured specific to subscription monthly mailers, such as autoships for Courseware, Interim & Quarterlies for MSDN, Monthly MSDN and TechNet, and Update cycle for Select.

DEFINITION

     - Total valid compliant order lines shipped starting scheduled ship day 1 through scheduled ship day y in relation to total valid compliant order lines entered from cycle pull.

CALCULATION

        Total compliant order lines shipped through scheduled ship day y
              Total compliant order lines received from cycle pull

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Order lines that include all of the required information but are for product that is backordered because of poor forecasting or supplier problems ARE COMPLIANT.

     -    Order lines shipped workday 1 = 1 day

     -    Order lines shipped workday 2 = 2 days

     - This should be calculated at the lowest level of available detail in regards to program, country, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - x % in y days. (see statement of work or Microsoft Vendor Account Manager)

MEASUREMENT TRAPS

     -    Starting timing from day of cycle pull, rather than ship day 1.

     - Excluding order lines that were not shipped because the product was backordered, i.e. poor forecasting or problems with a supplier

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                      ORDER FILL RATE EXPEDITE/RUSH ORDERS

PURPOSE-- Measure WPO's ability to accept orders and fulfill product in a timely manner per specific business requirements, measured specific to expedite and rush orders.

DEFINITION

     - Total valid compliant order lines entered workday 0 by 12:00 midnight and shipped complete (picked up by carrier) workday y by 12:00 midnight in relation to total valid compliant order lines entered workday 0 by 12:00 midnight.

CALCULATION

           Total compliant order lines received workday 0 and shipped within specified y time period
                 Total compliant order lines received workday 0

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Order lines that include all of the required information but are for product that is backordered because of poor forecasting or supplier problems ARE COMPLIANT.

     -    Order lines received workday 0 and shipped workday 0 = same day

     -    Order lines received workday 0 and shipped workday 1 = 1 day

     - This should be calculated at the lowest level of available detail in regards to program, country, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - x % in y days. (see statement of work or Microsoft Vendor Account Manager)

MEASUREMENT TRAPS

     - Excluding order lines that were not shipped because the product was backordered, i.e. poor forecasting or problems with a supplier

     - Measuring workday 0 from the packslip print instead of actual order entry

     - Measuring workday 0 from the third-party feed to fulfillment center, rather than capturing actual front-end order date

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                    ORDER FILL RATE REPLACEMENT PARTS/RESHIPS

PURPOSE-- Measure WPO's ability to accept orders and fulfill product in a timely manner per specific business requirements, measured specific to replacement parts and reships.

DEFINITION

     - Total valid compliant order lines entered workday 0 by 12:00 midnight and shipped complete (picked up by carrier) workday y by 12:00 midnight in relation to total valid compliant order lines entered workday 0 by 12:00 midnight.

CALCULATION

           Total compliant order lines received workday 0 and shipped within specified y time period
                 Total compliant order lines received workday 0

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Order lines that include all of the required information but are for product that is backordered because of poor forecasting or supplier problems ARE COMPLIANT.

     -    Order lines received workday 0 and shipped workday 0 = same day

     -    Order lines received workday 0 and shipped workday 1 = 1 day

     - This should be calculated at the lowest level of available detail in regards to program, country, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - x % in y days. (see statement of work or Microsoft Vendor Account Manager)

MEASUREMENT TRAPS

     - Excluding order lines that were not shipped because the product was backordered, i.e. poor forecasting or problems with a supplier

     - Measuring workday 0 from the packslip print instead of actual order entry

     - Measuring workday 0 from the third-party feed to fulfillment center, rather than capturing actual front-end order date

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                       ORDER FILL RATE - MS DICTATED HOLDS

PURPOSE-- Measure WPO's ability to accept orders and fulfill product in a timely manner per specific business requirements, measured specific to product that Microsoft requests a hold to consolidate or hold to release.

DEFINITION

     - Total valid compliant order lines entered workday 0 by 12:00 midnight and shipped complete (picked up by carrier) workday y by 12:00 midnight in relation to total valid compliant order lines entered workday 0 by 12:00 midnight.

CALCULATION

         Number or compliant order lines received workday 0 and shipped within specified y time period
                 Total compliant order lines received workday 0

     - The specified y time period in this case is dictated by Microsoft for a specific purpose. For example, Microsoft may ask the fulfillment vendor to hold all shipments to a certain region until Thursday of each week to gain a distribution cost advantage. In this case, Thursday becomes the specified time period and all order lines that were received since the last shipment and shipped on the following Thursday are counted in the numerator above.

     - Compliant order lines are those that meet all of the necessary requirements for fulfillment. They include all of the needed information, approved payment, and are for a product that has been released to manufacturing. Order lines for new product are not compliant until the initial build for that product is complete.

     - Order lines that include all of the required information but are for product that is backordered because of poor forecasting or supplier problems ARE COMPLIANT.

     -    Order lines received workday 0 and shipped workday 0 = same day

     -    Order lines received workday 0 and shipped workday 1 = 1 day

     - This should be calculated at the lowest level of available detail in regards to program, country, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - x % in y days. (see Microsoft Vendor Account Manager and calculation notes above)

MEASUREMENT TRAPS

     - Excluding order lines that were not shipped because the product was backordered, i.e. poor forecasting or problems with a supplier

     - Measuring workday 0 from the packslip print instead of actual order entry

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

     - Measuring workday 0 from the third-party feed to fulfillment center, rather than capturing actual front-end order date

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                        LONGEST TIME TO ORDER FILL (TAIL)

PURPOSE-- Measure the longest time, in days, to fulfill every order.

DEFINITION

     - Longest time period from each day's order entry to that same day's order lines shipping 100% complete.

CALCULATION

      (Maximum time between order entry and shipment for any order line) -
            (Order Fill Rate target, commonly referred to as "y", for
                             the respective product)

EXAMPLE: 100 Welcome Kit orders entered day 1. 95 fulfilled within 2 days; order fill rate target. Last order line fulfilled on the day 5. Longest Time to Order Fill = 3. 10,000 subscription orders entered day 1. 9900 subscription orders fulfilled by day 5; order fill rate target. Last subscription order fulfilled on day 11. Longest Time to Order Fill = 6. If both examples ship in the same reporting period, Longest Time to Order Fill to be reported is 6.

     -    Order lines received workday 0 and shipped workday 0 = same day.

     -    Order lines received workday 0 and shipped workday 1 = 1 day

     - If the fulfillment of this order line bridges two or more reporting periods, its total time to fulfill should be included in the reporting period that it was shipped.

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - 1 Day

MEASUREMENT TRAPS

     -    Not measuring this metric on single order lines.

     - Not reporting an order line that's time to fulfill bridged two or more reporting periods.

     - Measuring order entry from the packslip print instead of actual order entry

     - Measuring order entry from the third-party feed to fulfillment center, rather than capturing actual front-end order date

     -    Not subtracting the order fill rate target time period.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                                 INVENTORY TURNS

PURPOSE -- Measure how often the inventory "turns over" or how many times one month's inventory is sold in a year.

DEFINITION

     - The last three months' unit sales annualized in relation to the current month's ending inventory in units.

CALCULATION

                   (The last three months' sales in units * 4)
                  The current month's ending inventory in units

     - If this was to be calculated for April, it would be the number units sold in February, March, and April multiplied by four and divided by April's ending inventory in units.

FREQUENCY--MS Fiscal Month

BENCHMARK - x days (see statement of work or Microsoft Vendor Account Manager).

MEASUREMENT TRAPS

     -    Not including the current month in the three months' unit sales.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                               INVENTORY ACCURACY

PURPOSE -- Measure the accuracy of inventory tracking systems and controls.

DEFINITION

     - The number of units adjusted as the result of a physical inventory or cycle count in relation to the total number of units counted.

CALCULATION

  1 - (the gross number of units adjusted / the gross number of units counted)

     - This is calculated from the results of a physical inventory or cycle count.

     - The "gross number of units adjusted" represents the adjustment in units made to the books or inventory tracking system in order for it to match the number of units that were physically counted.

     - The "gross number of units counted" represents the total number of units counted during the count.

FREQUENCY--MS Fiscal Month

BENCHMARK - 99%

MEASUREMENT TRAPS

     -    Using data from an invalid physical inventory or cycle count.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                     SUPPORTING METRICS -RELEASE PERFORMANCE

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                              POST HANDOFF/RTM ECNS

PURPOSE-- Measure Microsoft changes to BOMs and SKUs after scheduled/agreed upon frozen date.

DEFINITION

     -    Number of changes to the BOM after BOM final and handed off to vendor.

CALCULATION

                              Number of BOM changes

     - This should be calculated at the lowest level of available detail in regards to program and region.

FREQUENCY--MS Fiscal Month

BENCHMARK -zero

MEASUREMENT TRAPS

     -    Not counting multiple BOMs affected by one change

     -    Not counting multiple changes that affect one BOM

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                          PROOF CYCLE TIME (COURSEWARE)

PURPOSE-- Measure vendor's ability to process proof and return to Microsoft

DEFINITION

     - Number of days for proof to be created and returned to MS for approval.

CALCULATION

                                 Number of days

     - MS handoff to vendor is day 1, receipt by MS is 1 day. Excluding non-workdays.

     - This should be calculated at the lowest level of available detail in regards to program and region.

FREQUENCY--MS Fiscal Month

BENCHMARK - Courseware: 3 days

MEASUREMENT TRAPS

     -    Excluding the handoff day

     -    Excluding the receipt day

     -    Including non-workdays

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                   LONGEST DELTA TO ORDERABILITY (COURSEWARE)

PURPOSE -- Measure Microsoft's ability to hand-off good product the first time.

DEFINITION

     -    Number of days of longest cycle time to orderability.

CALCULATION

                                 Number of days

     - MS hand off is day 1, MS approval for orderability is 1 day. Excluding non- workdays.

     - This should be calculated at the lowest level of available detail in regards to program and region.

FREQUENCY--MS Fiscal Month

BENCHMARK - Courseware: 10 days

MEASUREMENT TRAPS

     -    Excluding the handoff day

     -    Excluding the receipt day

     -    Including non-workdays

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                  SUPPORTING METRICS -MANUFACTURING PERFORMANCE

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                          SHIPPED COMPLETE X DAYS LATE

PURPOSE-- Measure vendor's ability to ship within specified time frames

DEFINITION

     - Number of days beyond the scheduled/agreed upon time for all shipments to be complete for a given subscription cycle run.

CALCULATION

                                 Number of days

     - If scheduled/agreed for Sep 3 and delivered on Sep 4 - result would be 1.

     - This should be calculated at the lowest level of available detail in regards to program and region.

FREQUENCY--MS Fiscal Month

BENCHMARK - zero

MEASUREMENT TRAPS

     -    Including the due date in calculation

     -    Excluding non-workdays

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

              MANUFACTURING CYCLE TIME -SUBSCRIPTION/MONTHLY MAILER

PURPOSE-- Measure the time to manufacture MS product

DEFINITION

     - Total number of days from RTM (workday 1) to available to ship for all items

     - Weighted Average of Subscription Events/Monthly Mailers. Includes Subscription events, monthly mailers, and inventory builds for Courseware.

CALCULATION

                                 Number of days

     -    RTM counts as 1 day, and date available to ship counts as 1 day.

     - This should be calculated at the lowest level of available detail in regards to program and region.

FREQUENCY--MS Fiscal Month

BENCHMARK - x days (see statement of work or Microsoft Vendor Account Manager).

MEASUREMENT TRAPS

     -    Excluding RTM day

     -    Excluding available to ship day

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                MANUFACTURING CYCLE TIME -ONE-OFF OR WELCOME KIT

PURPOSE-- Measure the time to manufacture MS product

DEFINITION

     - Total number of days from RTM/Receipt of Order (workday 1) to available to ship for all items (Welcome Kits, daily orders for Courseware, demand print for Courseware, etc).

CALCULATION

                                 Number of days

     - RTM/Receipt of Order counts as 1 day, and date available to ship counts as 1 day.

     - This should be calculated at the lowest level of available detail in regards to program and region.

FREQUENCY--MS Fiscal Month

BENCHMARK - x days (see statement of work or Microsoft Vendor Account Manager).

MEASUREMENT TRAPS

     -    Excluding RTM day

     -    Excluding available to ship day

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                   SUPPORTING METRICS - MANUFACTURING VOLUMES

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                     UNITS SHIPPED FROM A MANUFACTURING SITE

PURPOSE-- Measure volume of units shipped from a manufacturing site.

DEFINITION

     - Total quantity of confirmed End Items shipped from the manufacturing site.

CALCULATION

           Sum of shipped quantities by end item SKU that are shipped from a manufacturing site

     - Manufacturing site represents the facility where the end-item was assembled complete.

     -    End Items are measured by Manufacturing End Item SKU.

     -    Includes shipments to regional vendor distribution facilities.

     -    A reship counts as 1 end item SKU shipped

     - This should be calculated at the lowest level of available detail in regards to campaign, country, and MS region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK -n/a

MEASUREMENT TRAPS

     -    Reporting by SKU, rather than summary of all SKUs

     -    Summing at a level different than end item SKU

     - Excluding reships, comped shipments, replacement parts, supplemental parts, marketing parts from count

     -    Reporting units at a program level and not broken out by campaign

     -    Excluding shipments to regional vendor distribution facilities

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                                PRINT IMPRESSIONS

PURPOSE-- Measure print volume

DEFINITION

     -    Total number of print impressions manufactured or purchased

CALCULATION

              Count of print impressions manufactured or purchased

     - This should be calculated at the lowest level of available detail in regards to program and region.

FREQUENCY--MS Fiscal Month

BENCHMARK -n/a

MEASUREMENT TRAPS

     -    Excluding print impressions purchased

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                            CDS REPLICATED/PURCHASED

PURPOSE-- MEASURE CD VOLUME

DEFINITION

     -    Total number of CDs replicated or purchased

CALCULATION

                      Count of CDs replicated or purchased

     - This should be calculated at the lowest level of available detail in regards to program and region.

FREQUENCY--MS Fiscal Month

BENCHMARK -n/a

MEASUREMENT TRAPS

     -    Excluding CDs purchased

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

               SUPPORTING METRICS - LOGISTICS PERFORMANCE/VOLUMES

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                               CARRIER PERFORMANCE

PURPOSE-- Measure carrier performance relative to the carrier's quoted distribution time

DEFINITION

     - Number of shipments delivered to the consignee within the quoted distribution time in relation to the total number of carrier shipments due; recognizes standard allowances for international gateway and customs delays outside the carrier's influence.

CALCULATION

  Number of carrier shipments due to the consignee during the reporting period and delivered to the consignee within the quoted distribution time Total number of carrier shipments due to the consignee during the reporting period

     - Consignee - "ship to" party as reflected on the airway bill. Consignee could be customs, Microsoft subsidiary, disti, intermediate consignee, freight forwarder, or enduser.

     -    See Carrier Shipments - Due definition page

     - This should be calculated at the lowest level of available detail in regards to program and MS region.

FREQUENCY--MS Fiscal Month

BENCHMARK - 95% of shipments delivered to the consignee within the quoted distribution time

MEASUREMENT TRAPS

     - Measuring delivery to alternate consignee rather than delivery to the consignee as reflected on the airway bill.

     - Measuring shipments picked-up or delivered during a reporting period rather than those due during the reporting period.

     - Including conditions beyond the carrier's control, i.e. bad addresses, customs holds, consignee not at home, customer/consignee refused, etc.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                          CARRIER SHIPMENTS - PICKED UP

PURPOSE-- Measure the volume of shipments picked-up by the ship carrier

DEFINITION

- Number of shipments picked up by the ship carrier during the reporting period.

CALCULATION

                Count of shipments picked up by the ship carrier

- Includes shipments to a single consignee and bulk shipments to Microsoft subsidiaries, distis, etc.

-    Shipment - Single airway bill

- This should be calculated at the lowest level of available detail in regards to program and region.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting end item SKUs, rather than shipments as measured by airway bills.

     -    Counting shipments due, rather than shipments picked up.

     -    Counting shipments delivered, rather than shipments picked up.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

        SUPPORTING METRICS - EUROPE AND AMME SPECIFIC PERFORMANCE/VOLUMES

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                          CUSTOMER QUERY RESPONSE RATE

PURPOSE--Measure response time to queries raised by customers

DEFINITION

     - The percentage of customer queries responded to within 24 hours in relation to the total number of queries received.

CALCULATION

       Number of customer queries responded to within 24 hours of receipt
                        Total number of queries received

     - Customer Query Response Rate should be reported based on due date. Although customer queries may have been responded to prior to the reporting period in which they were due, they should be measured and reported based on due date.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - 95% / 24 hours

MEASUREMENT TRAPS

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                         REPORTS SUBMITTED ON-TIME RATE

PURPOSE-- Measure quality and timeliness of reports submitted by vendors

DEFINITION

     - The number of reports submitted correct and on-time to Microsoft EOC or another Microsoft Vendor in relation to the total number of reports due.

CALCULATION

   Number of reports submitted correct and on-time to Microsoft EOC or another
                                    MS Vendor
                   Total number of reports due for submission

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - 95% / 24 hours

MEASUREMENT TRAPS

     -    Excluding reports to other vendors.

     -    Reviewing only timeliness and not the quality of reports.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                 SHIPPING ISSUES AS % OF CARRIER SHIPMENTS - DUE

PURPOSE--Measure shipping issues in relation to carrier shipments - due.

DEFINITION

     - The number of shipping issues by country received from customers in relation to carrier shipments - due.

CALCULATION

                Number of shipping issues received from customers
                     Total number of carrier shipments - due

     -    Required by country and by program

     -    Shipping Issues include;

          -    Product not delivered

          -    Late delivery

          -    Incorrect address

          -    Incorrect product delivered

          -    Damaged product

     -    Carrier Shipments - Due is defined separately

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - None

MEASUREMENT TRAPS

          -    Including shipping inquiries in shipping issues

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                                 NUMBER OF FTES

PURPOSE-- Measure number of Full Time Equivalents answering telephone calls.

DEFINITION

-    Full Time Equivalents answering telephone calls.

CALCULATION

            Count of Full Time Equivalents answering telephone calls.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Including data entry employees.

     -    Omitting staff who spent part of their time answering calls.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                     SUPPORTING METRICS - ECOMMERCE VOLUMES

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                             WEB HITS BY REASON CODE

PURPOSE--Measure volume of web hits by reason code on vendor managed site

DEFINITION

     -    Number of total web hits to site by reason code

CALCULATION

      Count of web hits by reason code, where reason code maps to web page

     -    Should be system generated via internet

     -    Separate pages for stages in order process

     -    Separate tracking by program by page

     -    MS to provide reason codes

     - This should be calculated at the lowest level of available detail in regards to web site, program, and region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting web orders only, rather than total hits

     - Aggregating data on multiple sites, rather than reporting hits per site

     -    Aggregating multiple program data together, when it can be separated

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                                 TOTAL WEB HITS

PURPOSE--Measure volume of total web hits on vendor managed site

DEFINITION

     -    Number of total web hits to site

CALCULATION

      Count of total web hits to site = Sum of all web hits by reason code

     -    Should be system generated via internet

     -    Separate tracking by program by page

     - This should be calculated at the lowest level of available detail in regards to web site, program, and region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting web orders only, rather than total hits

     - Aggregating data on multiple sites, rather than reporting hits per site

     -    Aggregating multiple program data together, when it can be separated

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                   PUSH-BACK EMAIL ORDER LINES BY REASON CODE

PURPOSE-- Measure volume of push-back email order lines by reason code

DEFINITION

     - Number of system generated push-back emails by reason code, as a multiple of order lines and addressees

CALCULATION

         Count of system generated push-back emails sent by reason code;
          multiple of email addressee order lines summed to reason code

     - Example: Order confirmation for 10 email addressees with 2 order lines each = count of 20.

     -    Should be system generated via email software

     - MS to supply reason codes, i.e. order confirmation, stock out, order line shipped

     - This should be calculated at the lowest level of available detail in regards to program and region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Not calculating email addressees as a multiple

     -    Not calculating order lines as a multiple

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                        TOTAL PUSH-BACK EMAIL ORDER LINES

PURPOSE-- Measure volume of push-back email order lines

DEFINITION

     - Number of system generated push-back emails, as a multiple of order lines & addressees

CALCULATION

        Count of system generated push-back emails as a multiple of email addressee order lines

     - Example: Total push-back emails for 20 email addressees with 4 order lines each = count of 80.

     -    Should be system generated via email software

     - This should be calculated at the lowest level of available detail in regards to program and region.

FREQUENCY--MS Fiscal Week and MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Not calculating email addressees as a multiple

     -    Not calculating order lines as a multiple

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                     SUPPORTING METRICS - DEVELOPER METRICS

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                           ACTIVE SUBSCRIPTIONS - PAID

PURPOSE-- Measure the number of active subscriptions that were originally paid for

DEFINITION

     - Number of existing/active subscriptions that were paid for when first activated.

CALCULATION

 Count of existing/active subscriptions that were paid for when first activated

     -    Should be generated from the subscription database

     - A new subscription should be recognized in the reporting period in which the Welcome Kit or similar physical deliverable is shipped to the customer.

     - This measures the number of subscriptions at a point in time (the last day of the fiscal month) and not year to date.

     - This should be calculated at the lowest level of available detail in regards to subscription level and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting subscriptions that were activated as a program benefit or were given away by marketing.

     - Including new subscriptions if the Welcome Kit or similar physical deliverable has not shipped to the customer.

     -    Reporting a single month's new paid subscriptions

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                   ACTIVE SUBSCRIPTIONS - COMPED BY MARKETING

PURPOSE-- Measure the number of active subscriptions that were given away by marketing

DEFINITION

     - Number of existing/active subscriptions that were originally given away by marketing, free of charge.

CALCULATION

Count of existing/active subscriptions that were originally given away by marketing, free of charge

     -    Should be generated from the subscription database

     - A new subscription should be recognized in the reporting period in which the Welcome Kit or similar physical deliverable is shipped to the customer.

     - This measures the number of subscriptions at a point in time (the last day of the fiscal month) and not year to date.

     - This should be calculated at the lowest level of available detail in regards to subscription level and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting subscriptions that were activated as a program benefit or paid for in full.

     - Including new subscriptions if the Welcome Kit or similar physical deliverable has not shipped to the customer.

     -    Reporting a single month's new comped subscriptions

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                           ACTIVE SUBSCRIPTIONS - MCP

PURPOSE-- Measure the number of active subscriptions that were activated as a MCP (Microsoft Certified Professional) benefit

DEFINITION

     - Number of existing/active subscriptions that were originally activated as a benefit of the MCP program

CALCULATION

Count of existing/active subscriptions that were originally activated as a benefit of the MCP program

     -    Should be generated from the subscription database

     - A new subscription should be recognized in the reporting period in which the Welcome Kit or similar physical deliverable is shipped to the customer.

     - This measures the number of subscriptions at a point in time (the last day of the fiscal month) and not year to date.

     - This should be calculated at the lowest level of available detail in regards to subscription level and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting subscriptions that were given away by marketing free of charge or paid for in full.

     - Including new subscriptions if the Welcome Kit or similar physical deliverable has not shipped to the customer.

     -    Reporting a single month's new MCP subscriptions

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                                    UPGRADES

PURPOSE-- Measure the number of subscription upgrades

DEFINITION

     - Number of existing subscribers that upgrade to a higher level subscription during a given month

CALCULATION

       Count of existing subscriptions that are upgraded to a higher level during the fiscal month

     -    Should be generated from the subscription database

     - The upgrade should be recognized in the reporting period in which the Welcome Kit or similar physical deliverable is shipped to the customer.

     -    This does not channel upgrades

     - The upgrade should be reported with the Campaign Code of the new subscription level.

     -    This should be measured for a single month's activity.

     - This should be calculated at the lowest level of available detail in regards to subscription level and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting renewals at the same level

     - Reporting the upgrade in a period other than that in which the Welcome Kit or similar physical deliverable was shipped to the customer.

     -    Reporting year to date upgrades

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                           RENEWALS AT THE SAME LEVEL

PURPOSE-- Measure the number of subscription renewals during a given month

DEFINITION

     - Number of existing subscriptions that are renewed at the same program level

CALCULATION

       Count of existing subscriptions that are renewed at the same level during the fiscal month

     -    Should be generated from the subscription database

     - The renewal should be recognized in the reporting period in which the first physical deliverable related to the new subscription is shipped to the customer. This physical deliverable could include but is not limited to a Welcome Kit, Incremental Kit, or Order Confirmation.

     - This includes channel renewals and does not include renewals that remain unpaid.

     -    This should be measured for a single month's activity.

     - This should be calculated at the lowest level of available detail in regards to subscription level and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting upgrades

     - Reporting the renewal in the period it was paid for and not the period the new subscription was shipped to the customer.

     -    Reporting year to date renewals

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                              EXPIRED SUBSCRIPTIONS

PURPOSE-- Measure the number of subscriptions that expired during a given month

DEFINITION

     - Number of existing subscriptions that were not renewed or upgraded upon expiration

CALCULATION

     Count of existing subscriptions that were not renewed or upgraded upon expiration during the fiscal month

     -    Should be generated from the subscription database

     - The expiration should be recognized in the reporting period in which the subscription was marked as expired.

     -    This should be measured for a single month's activity.

     - This should be calculated at the lowest level of available detail in regards to subscription level and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting upgrades to a higher level

     -    Reporting the number of year to date expired subscriptions

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                        CANCELLED/RETURNED SUBSCRIPTIONS

PURPOSE-- Measure the number of subscriptions that were cancelled or returned during a given month.

DEFINITION

     - Number of existing subscriptions that are cancelled or returned by the customer

CALCULATION

    Count of existing subscriptions that are cancelled or returned during the fiscal month

     -    Should be generated from the subscription database

     - The return or cancellation should be recognized in the reporting period in which the subscription's status is changed to "cancelled".

     -    This should be measured for a single month's activity.

     -    This does not include undeliverable shipments.

     - This should be calculated at the lowest level of available detail in regards to subscription level and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting the returned or cancelled subscription before the refund is made.

     -    Reporting the number of year to date cancelled subscriptions

     -    Including returns from undeliverable shipments

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                        COMPED SUBSCRIPTIONS - MARKETING

PURPOSE-- Measure the number of subscription that were given away by marketing during a given month

DEFINITION

     - Number of subscriptions that were given away, free of charge, and not benefits from other programs

CALCULATION

  Count of subscriptions that are given to marketing or shipped to a customer,

        free of charge, with marketing's approval during the fiscal month

     -    Should be generated from the subscription database

     - The comped subscription should be recognized in the reporting period in which the new subscription was shipped to marketing or the customer.

     -    This does not include channel activations.

     -    These are subscriptions that do not generate revenue.

     -    This should be measured for a single month's activity.

     - This should be calculated at the lowest level of available detail in regards to subscription level and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting comped subscriptions that are related to other programs' benefits

     -    Reporting year to date comped subscriptions

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                           COMPED SUBSCRIPTIONS - MCP

PURPOSE-- Measure the number of subscriptions that shipped as MCP benefits during a given month

DEFINITION

     - Number of subscriptions that are shipped to new MCPs as part of MCP's program benefits

CALCULATION

   Count of subscriptions that are shipped as part of MCP benefits during the fiscal month

     -    Should be generated from the subscription database

     -    MCP - Microsoft Certified Professional

     - The comped subscription should be recognized in the reporting period in which the new subscription was shipped to the customer.

     -    This does not include channel activations.

     -    These are subscriptions that do not generate revenue.

     -    This should be measured for a single month's activity.

     - This should be calculated at the lowest level of available detail in regards to subscription level and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting comped subscriptions that are related to MCSP's benefits or given away by marketing.

     -    Reporting year to date comped subscriptions

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                            NEW CHANNEL SUBSCRIPTIONS

PURPOSE-- Measure the number of new subscriptions purchased from the reseller channel during a given month

DEFINITION

     -    Number of new subscriptions purchased from a reseller

CALCULATION

    Count of new subscriptions that were purchased from a reseller during the fiscal month

     -    Should be generated from the subscription database

     -    This does not include upgrades or renewals

     -    This should be measured for a single month's activity.

     - This should be calculated at the lowest level of available detail in regards to subscription level, and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting comped subscriptions that are related to another program's benefits or given away by marketing.

     - Counting other paid subscriptions that were not purchased through the reseller channel.

     -    Reporting year to date subscriptions

     -    Including upgrades or renewals

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                            NEW DIRECT SUBSCRIPTIONS

PURPOSE-- Measure the number of new subscriptions purchased directly from Microsoft during a given month

DEFINITION

     - Number of new subscriptions purchased directly from Microsoft or its respective vendor during the fiscal month

CALCULATION

     Count of new subscriptions that were purchased directly from Microsoft or its respective vendor

     -    This does not include channel activations or comped subscriptions

     -    This should be measured for a single month's activity.

     -    Should be generated from the subscription database

     - This should be calculated at the lowest level of available detail in regards to subscription level, and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     - Counting comped subscriptions that are related to another program's benefits or given away by marketing.

     - Counting paid subscriptions that were purchased through the reseller channel.

     -    Reporting year to date subscriptions

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                       REMAINING SUBSCRIPTIONS ISSUES (0)

PURPOSE-- Measure the number of active subscriptions that have no remaining issues

DEFINITION

     -    Number of active subscriptions that have no remaining issues to go

CALCULATION

  Count of active subscriptions that have no remaining issues to go as recorded on the last day of the fiscal month

     -    Active subscriptions includes only those eligible to receive interims

     -    Should be generated from the subscription database

     - This measures the number of subscriptions at a point in time and not year to date.

     - This should be calculated at the lowest level of available detail in regards to subscription level, and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting any subscriptions that have remaining issues

     -    Not counting subscriptions that are still eligible for interims

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

                        REMAINING SUBSCRIPTION ISSUES (1)

PURPOSE-- Measure the number of active subscriptions that have one issue remaining

DEFINITION

     -    Number of active subscriptions that have one issue remaining

CALCULATION

   Count of active subscriptions that have one issue to go as recorded on the last day of the fiscal month

     -    Active subscriptions includes only those eligible to receive interims

     -    Should be generated from the subscription database

     - This measures the number of subscriptions at a point in time and not year to date.

     - This should be calculated at the lowest level of available detail in regards to subscription level, and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     Counting any subscriptions that have other than one remaining issue

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                        REMAINING SUBSCRIPTION ISSUES (2)

PURPOSE-- Measure the number of active subscriptions that have two issues remaining

DEFINITION

     -    Number of active subscriptions that have two issues remaining

CALCULATION

Count of subscriptions that have two issues to go as recorded on the last day of the fiscal month

     -    Active subscriptions includes only those eligible to receive interims

     -    Should be generated from the subscription database

     - This measures the number of subscriptions at a point in time and not year to date.

     - This should be calculated at the lowest level of available detail in regards to subscription level, and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting any subscriptions that have other than two remaining issues

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                        REMAINING SUBSCRIPTION ISSUES (3)

PURPOSE-- Measure the number of active subscriptions that have three issues remaining

DEFINITION

     -    Number of active subscriptions that have three issues remaining

CALCULATION

Count of subscriptions that have three issues to go as recorded on the last day of the fiscal month

     -    Active subscriptions includes only those eligible to receive interims

     -    Should be generated from the subscription database

     - This measures the number of subscriptions at a point in time and not year to date.

     - This should be calculated at the lowest level of available detail in regards to subscription level, and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting any subscriptions that have other than three remaining issues

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                       REMAINING SUBSCRIPTION ISSUES (4+)

PURPOSE-- Measure the number of active subscriptions that have four or more issues remaining

DEFINITION

     -    Number of active subscriptions that have four or more issues remaining

CALCULATION

  Count of subscriptions that have four or more issues to go as recorded on the last day of the fiscal month

     -    Active subscriptions includes only those eligible to receive interims

     -    Should be generated from the subscription database

     - This measures the number of subscriptions at a point in time and not year to date.

     - This should be calculated at the lowest level of available detail in regards to subscription level, and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting any subscriptions that have less than four remaining issues

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                       SUPPORTING VOLUME - BETA CD VOLUMES

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                        BETA CD SUBSCRIPTIONS - MARKETING

PURPOSE-- Measure the number of active Beta CD subscriptions that were nominated

DEFINITION

     - Number of active Beta CD subscriptions that were nominated and activated with a signed NDA

CALCULATION

 Count of active Beta CD subscriptions that were nominated and activated with a signed NDA

     -    Should be generated from the subscription database

     -    NDA - Non-Disclosure Agreement.

     - This measures the number of subscriptions at a point in time and not year to date.

     - This should be calculated at the lowest level of available detail in regards to subscription level, and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting any subscriptions that were activated as a MCP benefit

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                           BETA CD SUBSCRIPTIONS - MCP

PURPOSE-- Measure the number of active Beta CD subscriptions that were activated as a MCP (Microsoft Certified Professional) benefit

DEFINITION

     - Number of active Beta CD subscriptions that were activated as a MCP benefit

CALCULATION

   Count of active Beta CD subscriptions that were activated as a MCP benefit

     -    Should be generated from the subscription database

     - This measures the number of subscriptions at a point in time and not year to date.

     - This should be calculated at the lowest level of available detail in regards to subscription level, and country.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Counting any subscriptions that were initiated by marketing

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                        SUPPORTING METRICS - MSN VOLUMES

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                              UNITS SHIPPED - PHONE

PURPOSE-- Measure the quantity of MSN units that were ordered via the phone and shipped to an End-Customer.

DEFINITION

     -    Total quantity of MSN units shipped that were ordered via the phone.

CALCULATION

      Sum of MSN units ordered via the phone and shipped to an End-Customer

     -    End-Customer represents the person or party that placed the order.

     - This should be calculated at the lowest level of available detail in regards to campaign, country and MS region.

FREQUENCY--MS Fiscal Month

BENCHMARK -n/a

MEASUREMENT TRAPS

     -    Reporting units at a program level and not broken out by campaign

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                            UNITS SHIPPED - INTERNET

PURPOSE-- Measure the quantity of MSN units that were ordered via the internet and shipped to an End-Customer.

DEFINITION

     - Total quantity of MSN units shipped that were ordered via the internet.

CALCULATION

    Sum of MSN units ordered via the internet and shipped to an End-Customer

     -    Internet includes email and web.

     -    End-Customer represents the person or party that placed the order.

     - This should be calculated at the lowest level of available detail in regards to campaign, country and MS region.

FREQUENCY--MS Fiscal Month

BENCHMARK -n/a

MEASUREMENT TRAPS

     -    Reporting units at a program level and not broken out by campaign

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                            UNITS SHIPPED - DOWNLOAD

PURPOSE-- Measure the quantity of MSN units that were ordered via a download to the vendor and shipped to an End-Customer.

DEFINITION

     -    Total quantity of MSN units shipped that were ordered via a download.

CALCULATION

     Sum of MSN units ordered via a download and shipped to an End-Customer

     -    End-Customer represents the person or party that placed the order.

     - This should be calculated at the lowest level of available detail in regards to campaign, country and MS region.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Reporting units at a program level and not broken out by campaign

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                              UNITS SHIPPED - MAIL

PURPOSE -- Measure the quantity of MSN units that were ordered via mail or fax and shipped to an End-Customer.

DEFINITION

     -    Total quantity of MSN units shipped that were ordered via mail or fax.

CALCULATION

     Sum of MSN units ordered via mail or fax and shipped to an End-Customer

     -    End-Customer represents the person or party that placed the order.

     - This should be calculated at the lowest level of available detail in regards to campaign, country and MS region.

FREQUENCY--MS Fiscal Month

BENCHMARK - n/a

MEASUREMENT TRAPS

     -    Reporting units at a program level and not broken out by campaign

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                            Appendix B to Exhibit A

This MCP Customer Service Calls is attached hereto as Appendix B to the Exhibit A Statement of Work ("SOW") of the Master Services Agreement entered into by and between (CHINESE CHARACTERS) Microsoft (China) Co., Ltd. and (CHINESE CHARACTERS) ATA Testing Authority, Beijing Co., Ltd. ("ATA") on May 16, 2003. This MCP Customer Service Calls may be updated by Microsoft from time to time and ATA shall obey the MCP Customer Service Calls in accordance with the Master Services Agreement and SOW.

The "MCP Customer" provided in this MCP Customer Service Calls shall have the same meaning as the "Candidate" as defined in the SOW.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                           MCP CUSTOMER SERVICE CALLS

                                TABLE OF CONTENTS

1.0 Overview...............................................................    1

2.0 Call Responsibilities..................................................    1
    2.1 CALL RESPONSIBILITIES GRID.........................................    1

3.0 MCP Web Site...........................................................    2
    3.1 MCP WEB SITE TOPICS LIST...........................................    2
    3.2 LIST OF REASONS TO CALL AN RESC....................................    2

4.0 Referring Calls........................................................    3
    4.1 RESC CALL REFERRAL GRID............................................    3
    4.2 EXAM VENDOR CALL REFERRAL GRID.....................................    3

5.0 Exam Registration Questions and Answers................................    4
    5.1 REGISTRATION.......................................................    4
    5.2 EXAM QUESTIONS.....................................................    5
    5.3 EXTERNAL CERTIFICATIONS............................................    9
    5.4 VOUCHERS...........................................................    9

6.0 Summary of Links.......................................................   10

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


MCP CUSTOMER SERVICE CALLS

1.0  OVERVIEW

MCP customers want MCP information as quickly as possible, but without being "bounced" from person to person. In order to achieve this, representatives answering these calls must immediately know who is responsible for information so they can either keep a call or transfer it. This document is intended to make call responsibility between vendors clear to avoid hesitation and reduce transfers.

Several vendors involved with the Microsoft Certified Professional program (MCP) support customer service calls. These vendors are either Regional Educational Service Centers vendors ("RESCs") or exam testing vendors.

2.0  CALL RESPONSIBILITIES

Call responsibilities are outlined in the table below. Note that in some cases responsibility overlaps.

2.1  CALL RESPONSIBILITIES GRID

                    Exam
Section   RESCs   Vendors   Responsibility
-------   -----   -------   --------------
2.1.1                X      Register candidates for exams.

2.1.2                X      Take exam voucher orders.

2.1.3                X      Receive and process external certification faxes.

2.1.4       X        X      Answer questions ABOUT exam registration.

                            See section 5.0, Exam Registration Questions and Answers

2.1.5       X        X      Answer questions about exam AVAILABILITY.

                            See section 5.0, Exam Registration Questions and Answers

2.1.6       X        X      Answer questions related to TAKING exams.

                            See section 5.0, Exam Registration Questions and Answers.

2.1.7       X               Respond to ALL other MCP calls.

                            The information referred to by "all other calls" is
                            basically the same as the topics on the MCP web site,
                            which are listed in section 3.0, MCP Web Site. If an RESC
                            representative can not respond to a question or issue,
                            even if it is best answered by an exam vendor, the call
                            should be escalated internally.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


3.0  MCP WEB SITE

3.1  MCP WEB SITE TOPICS LIST

Callers should be encouraged to go to the MCP web site at all appropriate opportunities. The web includes topics such as the ones listed in 3.1, MCP Web Site Topics List. This list also forms the broad range of topics for which RESCs are responsible. Note that this list may not be complete and may change at any time.

MCP Web Site Information

3.1.1    Address changes: Beta CD
3.1.2    Address changes: MCP Magazine
3.1.3    Magazine
3.1.4    Address changes: MSDN
3.1.5    Address changes: TechNet
3.1.6    Address changes: Welcome Kit
3.1.7    Beta exam information
3.1.8    Certification benefits
3.1.9    Certification options
3.1.10   Certification requirements
3.1.11   Events
3.1.12   Exam exemption policy
3.1.13   Exam results
3.1.14   Exam retirement information
3.1.15   External certifications
3.1.16   How exams are developed
3.1.17   How to get started information
3.1.18   Maintaining certification
3.1.19   MCP Only - seminars online
3.1.20   New exam information
3.1.21   Other information
3.1.22   Program news
3.1.23   Promotions
3.1.24   Register for an exam on-line
3.1.25   Testing centers
3.1.26   Training centers..
3.1.27   Training resources: Practice tests
3.1.28   Training resources: Preparation courses
3.1.29   Training resources: Self-paced training
3.1.30   Training resources: Study guides

3.2  LIST OF REASONS TO CALL AN RESC

It is also important to know that the public MCP Web Site is the RESCs' major source of information. This same information is available to customers. Basically, people call an RESC because they would rather speak to a person than hunt for information on the web. The only reasons for which customers truly need to call an RESC are listed below.

Section   Reason
-------   ------
3.2.1     Information clarification
3.2.2     Web tool does not work
3.2.3     Can't find something on the site
3.2.4     Reorders
3.2.5     Beta exam results
3.2.6     Transcript information when candidates are not yet certified
3.2.7     Benefits have not arrived.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


4.0  REFERRING CALLS

The call referral grids below outline when RESCs should refer customers to an exam vendor or the web and when exam vendors should refer customers to an RESC or the web.

4.1  RESC CALL REFERRAL GRID

Section   Reason for Referral                         MCP Web Site   Exam Vendor
-------   -----------------------------------------   ------------   -----------
4.1.1     Receive external certification faxes             --            Yes

4.1.2     Take exam voucher orders                         --            Yes

4.1.3     Register candidate for exam                      Yes           Yes

          Send customers to the web first. If this does not suffice, refer them to an exam vendor.

4.1.4     Refer address changes for MCP Magazine,          Yes           No
          MSDN, TechNet benefits to the respective
          benefit providers.

4.1.5     ALL other questions                              Yes           No!

          Unless the call concerns one of the
          reasons above or the caller chooses to go to the web site, RESCs MUST complete the call. If the correct response is not known, escalate the call.

4.2  EXAM VENDOR CALL REFERRAL GRID

Section   Reason for Referral                                MCP Web Site   RESC
-------   ------------------------------------------------   ------------   ----
4.2.1     Receive external certification faxes                    No         No
4.2.2     Take exam voucher orders                                No         No
4.2.3     Register candidate for exam                             No         No
4.2.4     Questions about exam registration                      Yes         No
4.2.5     Questions about taking exams                           Yes         No
4.2.6     Questions about exam availability                      Yes         No
4.2.7     ALL other questions                                    Yes!       Yes!
          Must refer questions or issue to the web site or
          an RESC.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                            Appendix B to Exhibit A

5.0  EXAM REGISTRATION QUESTIONS AND ANSWERS

Below are the most common questions and categories of questions concerning exam registration, taking exams, external certifications, vouchers and the Microsoft Sales Specialist program. Note that BOTH exam vendors and RESCs are responsible for these questions and answers.

5.1  REGISTRATION

Q:   Why must a candidate show two forms of ID?

A: Requiring two forms of ID, one with a picture, helps prove that a person is who they say they are and discourages cheating.

Q:   Why is it important to verify candidates' information?

A: If information is not correct, MCPs may not receive their benefits. Also, it only takes two people a minute to verify information. It can takes several people a total of more than an hour over a span of many days to fix incorrect information, plus much annoyance in between.

Q:   Why is the e-mail field important?

A: E-mail and Microsoft Web Sites are the primary method that Microsoft uses to communicate new information to MCPs. Without a valid e-mail address in the related databases, MCPs may not receive the latest information regarding new exams, promotions or benefits.

Q:   Are P.O. boxes acceptable addresses?

A: No. They are not accepted in North America because most MCP benefits will not be delivered to a P.O. Box. If a customer absolutely insists, warn them that they may not receive their benefits.

Q:   Can candidates register for an exam twice?

A: Candidates may register for the SAME exam only once at any given time. For example, they may not be registered for the same exam Monday and again Friday in case they fail the first time. They may register for two or more DIFFERENT exams at the same time.

Q:   How does a specific promotion work?

A: Information regarding promotions is forwarded before the promotion goes live. See reference material specific to that promotion.

Q:   What is the discount for a specific promotion?

A: Information regarding promotions is forwarded before the promotion goes live. See reference material specific to that promotion.

Q:   Is a candidate eligible for this promotion?

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                            Appendix B to Exhibit A

A: Information regarding promotions is forwarded before the promotion goes live. See reference material specific to that promotion.

Q:   What are Upgrade Promotions and who is eligible?

A: When an exam retires and the MCP candidate is required to take the new exam to keep his/her certification, the candidate can take the exam at 50% off for a limited time. Refer to WWW.MICROSOFT.COM/EXAMINFO/RETIRED

5.2  EXAM QUESTIONS

Q:   How much does it cost to take MCP, Beta, MCT or MSS exams?

A: The exam price is included in tuition through the Ministry of Education Polytechnic Program. For commercial pricing please visit Microsoft's website.

Q:   What LIVE exams are in development, currently offered, or obsolete?

A: See reference material or Newly released exams at http://www.microsoft.com/mcp/examinfo/exams.htm Retired exams at http://www.microsoft.com/mcp/examinfo/retired.htm

Q:   What BETA exams are currently offered?

A: See reference material or the certification requirement tables listed for each certification track. Access from the left-hand column anywhere on the MCP web site. Example at http://www.microsoft.com/mcp/certstep/mcsein.htm or use the search tool at

Q:   Exam titles and corresponding numbers?

A: See reference material or exam information at http://www.microsoft.com/mcp/examinfo/exams.htm

Q:   Nondisclosure Agreement Issues?

A: In Feb.1998 the MCP Program began requiring candidates to accept the terms of an NDA before taking an exam. An NDA legally requires candidates to keep information related to MCP exam items confidential.

See reference material or the following links:

Nondisclosure Agreement text at http://www.microsoft.com/mcp/articles/nda.htm, Exam security FAQ at http://www.microsoft.com/mcp/certstep/sec_qa.htm, Letter to MCPs (re exam security) at http://www.microsoft.com/mcp/certstep/letter.htm.

Q:   Exam Retake Policies?

A: BETA exams may ONLY be taken once. LIVE exams may be taken a second time at any time. If candidates fail the second time, they MUST wait at least two weeks for testing the third time on that exam. This is to protect the integrity of the exam so people can't memorize the questions and

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                            Appendix B to Exhibit A

     answers.

     See reference material or Exam Security FAQ at http://www.microsoft.com/mcp/certstep/sec_qa.htm.

Q:   Survey Questions?

A: These are general questions regarding the candidates current work environment (do they work in the IT industry?) as well as questions regarding how the candidate prepared. Microsoft uses this info to enhance the MCP exams and study information.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                            Appendix B to Exhibit A

Q:   How long does it take to get exam results?

A:   Exam results are different for live exams versus beta exams.

1. Results for LIVE exams are given at the end of the exam. Results should appear in the on-line transcript tool approximately 20 days after the exam is taken.

2. BETA exam results are generated and mailed to candidates about 8 weeks after the beta exam closes.

Q:   How long is a specific exam (number of questions and time)?

A: Most exams include 50 to 70 items, and the average duration is 90 minutes. For exams that include adaptive testing the number of items is about 15 to 30; the time required for testing is reduced accordingly.

See reference material or the following links: MCP FAQ at http://www.microsoft.com/mcp/articles/tesinn.htm, What to expect at the testing center at http://www.microsoft.com/Train_Cert/mcp/certstep/expect.htm.

Q:   What is the passing score for a specific exam?

A: Microsoft DOES NOT provide this information to candidates. Escalate issues to Microsoft RESC.

Q:   In which languages may a candidate take an exam?

A:   See reference material.

Q:   Exams testing Issues?

A: If a candidate complains about a technical issue with the exam, (example: an exam shut down half way during the test), it is the exam vendor's responsibility. Because an RESC will not be able to do anything but listen, the exam vendor must handle any issues related to a testing center experience. If the issue is content- or score-related, the candidate should be referred to an RESC.

Q:   Are exams open-book?

A:   No.

Q:   Can I use a calculator during the exam?

A: Only non-programmable calculators may be brought in for the exam. In future, all new or republished exams will have built in calculators that will be activated for exams needing them. Personal calculators are not allowed for these exams.

Q:   What is a Score Report?

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                            Appendix B to Exhibit A

A: A score report is a document printed at the end of the exam that states the candidate's exam score, the exam passing score, and areas for the candidate's improvement.

Q:   Where can candidates go for more information?

A:   Refer them to the Web Site at http://www.microsoft.com/mcp/

Q:   What is the Exam Experience Like?

A: When you arrive, you will be asked to log in, show two forms of I.D. (one with a picture) and sign a nondisclosure agreement. Personal items, such as purses and pagers, are not allowed in the testing area. You can have them locked in the administrator's desk if you have nowhere else to put them. An administrator will monitor the exam room and will be available for assistance. A required demographic survey and an optional testing tutorial precedes the exam. When you begin the exam, it will tell you how many questions it contains and how much time is allowed. A clock on the exam will tell you how many minutes you have left. When you finish all the questions, you can either review them if you have time left or exit the exam. When you exit the exam, the administrator will collect any materials, document your exit time and give you your score report and any personal items that were locked away.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                            Appendix B to Exhibit A

5.3  EXTERNAL CERTIFICATIONS

Q:   How does a candidate get an external certification waiver?

A: To get exams waived, candidates need to fax a copy of their external certification to their regional exam vendor. The exam vendor enters the information into the system for transfer to Microsoft. See reference material. http://www.microsoft.com/mcp/certstep/exempt.htm

5.4  VOUCHERS

Q:   What types of vouchers are there?

A: ATA defines the scope of each voucher separately. The terms for one may be completely different for another. See reference material.

Q:   Does a candidate have to test by the voucher expiration date?

A:   Yes. See reference material.

Q:   How does a candidate redeem the voucher?

A: Candidates give the exam vendor representative the voucher number over the phone. The representative verifies the number. See reference material.

Q:   Can a candidate turn a voucher in for a refund?

A:   No. Terms of use are printed on the back of the voucher.

Q:   How does a candidate order vouchers?

A:   Exam vendors see reference material. RESCs, refer customer to exam vendor.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                            Appendix B to Exhibit A

6.0  SUMMARY OF LINKS

     -    Exam refund information (5.1.10),
          http://www.microsoft.com/Train_Cert/mcp/certstep/examreg.htm

     -    Exam cost (5.2.1),
          http://www.microsoft.com/mcp/faq.htm

     -    Newly released exams (5.2.2),
          http://www.microsoft.com/mcp/examinfo/exams.htm

     -    Retired exams (5.2.2),
          http://www.microsoft.com/mcp/examinfo/retired.htm

     -    Beta exams currently offered (5.2.3),
          http://www.microsoft.com/mcp/certstep/mcsein.htm

     - Exam titles and corresponding numbers (5.2.4), http://www.microsoft.com/mcp/examinfo/exams.htm

     -    Nondisclosure Agreement text (5.2.5)
          http://www.microsoft.com/mcp/articles/nda.htm,

     -    Exam security FAQ (5.2.5)(5.2.6)
          http://www.microsoft.com/mcp/certstep/sec_qa.htm,

     - Letter to MCPs (re exam security) (5.2.5), http://www.microsoft.com/mcp/certstep/letter.htm.

     -    Exam length (5.2.10)
          http://www.microsoft.com/mcp/articles/tesinn.htm

     - What to expect at the testing center (5.2.10) http://www.microsoft.com/Train_Cert/mcp/certstep/expect.htm.

     - Where candidates can go for more information (5.2.18) http://www.microsoft.com/mcp/ http://www.microsoft.com/skills2000

     -    External certification waivers (5.3.1)
          http://www.microsoft.com/mcp/certstep/exempt.htm

     - Microsoft Sales Specialist program (5.5.1) http://www.microsoft.com/salesspecialist/

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                            Appendix B to Exhibit A

         (CHINESE CHARACTERS)                     (CHINESE CHARACTERS)
     MICROSOFT (CHINA) CO., LTD.         ATA TESTING AUTHORITY, BEIJING CO., LTD
     ---------------------------         ---------------------------------------


-------------------------------------   ----------------------------------------
Signature                               Signature


-------------------------------------   ----------------------------------------
Name (Print)                            Name (Print)


-------------------------------------   ----------------------------------------
Title                                   Title


-------------------------------------   ----------------------------------------
Date                                    Date

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                             APPENDIX C TO EXHIBIT A

This Missing Exam Information and Data Feed Processes is attached hereto as Appendix C to the Exhibit A Statement of Work ("SOW") of the Master Services Agreement entered into by and between (CHINESE CHARACTER) Microsoft (China) Co., Ltd. and (CHINESE CHARACTER) ATA Testing Authority, Beijing Co., Ltd. ("ATA") on May 16, 2003. This Missing Exam Information and Data Feed Processes may be updated by Microsoft from time to time and ATA shall obey the Missing Exam Information in accordance with the Master Services Agreement and SOW.

The "candidate" provided in this Missing Exam Information and Data Feed Processes shall have the same meaning as the "Candidate" as defined in the SOW.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                             APPENDIX C TO EXHIBIT A

APPENDIX C

MISSING EXAM INFORMATION AND DATA FEED PROCESSES

ABBREVIATIONS

1.   Testing Center                      TC
2.   Exam Service Performer/Provider     ESP
3.   Microsoft                           MSFT
4.   Call Center                         CCNTR
5.   Vendor Acct Manager                 VAM
6.   Regional Education Service Center   RESC

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                             APPENDIX C TO EXHIBIT A

OVERVIEW

Purpose of this document is to outline the procedures necessary to ensure that MSFT has successfully received all exam records from the ESP and to eliminate these issues from becoming candidate escalations. This issue typically becomes a candidate escalation when the missing exam record prohibits a candidate from receiving a welcome kit--resolution of candidate escalations is of the highest priority. This document will also include procedures for: confirmation & error files; bi-monthly reconciliations; weekly conference calls with THE CALL CENTER support and MSFT Tier One; and issues with the MSFT server locking the ESP out. This document will also cover the escalation process as it relates to these issues.

POSSIBLE MISSING EXAM SCENARIOS

1.   Candidate's record is not sent from TC to ESP.

2. Candidate's record is sent from ESP to MSFT but score is failed in MSFT and ESP's DBs, yet the candidate has a copy of a passing score report.

3.   Candidate's record is sent from TC to ESP, but is not sent to MSFT.

4. Candidate's record is sent from ESP to MSFT, but MS-Cert rejects the record. Typically, when this happens ESP has an error message that details why the records was not accepted at MSFT.

5. Candidate's record is sent from ESP to MSFT, but MS-Cert rejects the record without issuing an error message.

In Scenarios #'s 1 through 4 it is the responsibility of the ESP to correct the issue. In Scenario #5 it is the responsibility of the ESP to escalate to Tier One for resolution (copying the appropriate VAM).

PROCESS WHEN MISSING EXAMS ARE ESCALATED TO THE CALL CENTER--THIS IS THE HIGHEST PRIORITY!

-    Missing exams are escalated to the call center from Candidates.

- THE CALL CENTER will also enter these issues on their escalation spreadsheet for tracking and recording dates and all communication with ESP regarding the issue.

- Depending on the priority of issue, the escalation will come from either "MCP Hot," which is the highest priority, or from the dedicated THE CALL CENTER contact (typically, lower priority issues are communicated via logs or spreadsheets between THE CALL CENTER and the ESP).

-    If the escalation comes from "MCP Hot"

     - The ESP must respond within 4 business hours, via email or by phone or both confirming:

          -    Status of the issue and an expected resolution time/date.

          - ESP to update THE CALL CENTER every 24 hours with status until resolution with details of actions being taken to resolve issue.

- ESP is expected to respond WITHIN 48 HOURS, via email, confirming with THE CALL CENTER that the issue is either:

     -    Resolved & Resent

     - Inform THE CALL CENTER that more info is needed (for example, a copy of the score report).

     - Update THE CALL CENTER on status of record in the event that a specific issue demands more than 48 hours to resolve. If the issue is that the candidate is suspected of cheating, the ESP should instruct THE CALL CENTER that it is the ESP's issue and the ESP should follow the requirements outlined in the Cheater Policy document.

     - IN ALL INSTANCES, THE ESP MUST CORRESPOND CLOSELY WITH THE CALL CENTER, VIA EMAIL AND ON THE WEEKLY CONFERENCE CALLS, UNTIL RESOLUTION.

- Identified missing exams should be resent to MSFT and ESP should verify that the record was received and processed by MSFT, via the confirmation file (see steps regarding the Confirmation File below).

- All unresolved issues should be addressed during a regular conference call that includes THE CALL CENTER, ESP and Tier One. During this call each issue should be discussed in detail so THE CALL CENTER can appropriately update MSFT and the customer as necessary on the status. This meeting should not be used to necessarily raise new issues--all issues must be escalated as soon as they are discovered, but this meeting should be used to talk through difficult issues and discuss root cause analysis.

- If the candidate is not suspected of cheating, the exam should be sent twice. On the second error, the ESP should escalate to CertHelp. If CertHelp cannot correct, CertHelp should manually recreate the record.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                             APPENDIX C TO EXHIBIT A

- All action should be noted, in the escalation spreadsheet, by THE CALL CENTER in order that MSFT has visibility to how often this happens. Also, the ESP should work to identify the reason why the record would not import into MS-Cert and update THE CALL CENTER with that information in order to determine trends.

CONFIRMATION FILES

Unless an error occurs between the TC and the ESP or the ESP did not send the record to MSFT, all escalations should be avoided by the ESP's daily monitoring of the confirmation file.

- ESP should monitor the confirmation files DAILY to ensure that all records sent to MSFT are registered as either confirmed or rejected.

- Exam results confirmation files are placed on the ESPs' Extranet share in the "TO" directory every day. These files confirm whether the records were received or rejected. The confirmation file lists all records received by line item and distinguishes those that were successfully imported from those that have an errors associated.

- For those records that were rejected, ESP should correct the record and re-send. If the ESP receives a second error on the same record, ESP is to send details of the record (Reg ID# and error type) to Tier One via the CertHelp alias.

- Tier One will log the issue and attempt to resolve. If Tier One is unable to resolve, Tier One will rebuild the exam to ensure that candidate is taken care of, but will continue to escalate the issue to determine root cause.

- If the ESP receives an error that the ESP is unfamiliar with, the ESP should escalate to Tier One with specific details of the record and error message in question for direction from Tier One on how to handle the error.

MSFT WILL PUBLISH A LIST OF ALL ERRORS THAT MS-CERT CURRENTLY VALIDATES.

PROCESS FOR BI-MONTHLY RECONCILIATIONS

This process should be viewed as a back up process to the daily confirmation process. The bi-monthly reconciliations should NOT uncover any new issues to the ESP--all issues should be detected during the daily confirmation process and either corrected daily or escalated immediately to CertHelp. If any records are uncovered during this process and not previously escalated to MSFT, it should be considered a red flag to the ESP and the VAM and indicate that the ESP is not monitoring the daily confirmation process or unveil a larger problem with the confirmation file process.

- On a bi-monthly basis, the ESP will provide MSFT Tier One with a report of all registration ID #'s from the previous month. By going back one month for each reconciliation, each two week period will actually be reconciled twice to catch any latent issues.

- Tier One will query this against MS-Cert and determine if any records are missing from MS-Cert.

- Tier One will forward all missing registration ID's to ESP. The ESP should correct and resend within 24 hours, emailing Tier One with notification of the resend (always copying the appropriate VAM).

- ESP should also build a report using the missing registration ID #'s with candidate information and date the exam was taken and current status of each issue.

- ESP is responsible to verify that the records imported properly the second time--this should be accomplished via the confirmation files.

- If the ESP discovers that the records were originally sent to MSFT correctly and did not generate appropriate confirmation files, ESP should email Tier One with specific examples of records that were sent to MSFT and did not generate the appropriate confirmation/error files. Tier One should research to determine root cause of issue.

WEEKLY CONFERENCE CALLS

On a weekly basis, ESP, Tier One, THE CALL CENTER and appropriate VAM (as necessary) should meet via conference call to discuss all open issues, including those on THE CALL CENTER's open issues list and those records identified by the regular reconciliations. The VAM will coordinate setting up these meetings with the ESP. From these meetings THE CALL CENTER will update status on all open issues and escalate as necessary.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                             APPENDIX C TO EXHIBIT A

DATA FEED PROCESS

- In the event that ESP was unable to send exam records to MSFT on time, an auto-email notification will go out from MSFT to members of MSFT and ESP notifying both parties that the MS-Cert did not receive records for the previous night.

- ESP will contact MSFT regarding reason why records were not sent. In the event the loss of exams is the result of a larger issue, ESP will also update MSFT at this time.

- In the event the ESP is unable to post files because the MSFT server will not allow access, the ESP should contact the Business Partners Support Desk at 425.703. ESP should also email CertHelp and copy Timothy Ricord at MS OBS Support and inform them that they have contacted the Support Desk, supplying the Log number if possible

REBUILDING OF EXAM RECORDS

In the event that an exam will not download into MS-Cert or a customer has escalated a missing exam to MSFT and the issue can not be resolved quickly, the exam record should be rebuilt by Tier One. To rebuild an exam, Tier One needs the following information

1.   MCP ID:
2.   Exam Number:
3.   Exam Date:
4.   Exam Score:
5.   Vendor Id (1=Sylvan, 8=Vue):
6.   Vendor Registration Id:
7.   Vendor Loc Code:
8.   Vendor Client Code (i.e. 070, 071, 075):
9.   Country code

CONTACTS                              EMAIL               PHONE
--------                       -------------------   --------------
ACCOUNT MANAGER
     -    Michael Vanderhyde   mvand@microsoft.com   (425) 703-3422

** The appropriate Account Manager should be cc'd on all communications unless otherwise notified.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                             APPENDIX C TO EXHIBIT A

(CHINESE CHARACTER)                     (CHINESE CHARACTER)

MICROSOFT (CHINA) CO., LTD.             ATA TESTING AUTHORITY, BEIJING CO., LTD


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Signature                               Signature

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Name (Print)                            Name (Print)

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Title                                   Title

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Date                                    Date

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


APPENDIX D TO EXHIBIT A --  - ATA EXAM RESULTS IMPORT FORMATS

This ATA Exam Results Import Formats is attached hereto as Appendix D to the Exhibit A Statement of Work ("SOW") of the Master Services Agreement entered into by and between (CHINESE CHARACTERS) Microsoft (China) Co., Ltd. and (CHINESE CHARACTERS) ATA TESTING AUTHORITY, BEIJING CO., LTD. ("ATA") on May 16, 2003. This ATA Exam Results Import Formats will be updated by Microsoft from time to time and ATA shall obey the ATA Exam Results Import Formats in accordance with the Master Services Agreement and SOW.

The term"candidate" provided in this ATA Exam Results Import Formats shall have the same meaning as the "Candidate" as defined in the SOW.

The terms "MCP EXAM PROVIDER", "MCP EXAM VENDOR", "EXAM VENDOR", and "VENDOR" shall refer to ATA as defined in the SOW.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS


(CDDG IT LOGO)

                         ATA EXAM RESULTS IMPORT FORMATS

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++   = redacted item

                                TABLE OF CONTENTS

1. EXECUTIVE SUMMARY.......................................................    4
   1.1.   WHAT IS CERTIFICATION DATA STAGING (CDS)?........................    4
   1.2.   CDS VENDOR INTERFACE.............................................    4
   1.3.   INTERFACE GOALS..................................................    5

2. VENDOR FEEDS TO CDS.....................................................    6
   2.1.   FILE HEADER FOR ALL FEEDS........................................    7
      2.1.1.    CE DATA - Exam HEADER......................................    7
      2.1.2.    SD Data - Exam Section Detail..............................    8
      2.1.3.    IT Data - Exam Item Detail.................................    8
      2.1.4.    SR Data - Survey Response..................................    9
      2.1.5.    EC Data - Comments.........................................    9
      2.1.6.    CH Data - Profile Change...................................    9
      2.1.7.    XR Data - External Certification Changes...................   10
      2.1.8.    XC Data - External Certification Confirmation/Error........   11
      2.1.9.    PC Data - Profile Confirmation/Error.......................   11
      2.1.10.   MR Data - Merge/Unmerge....................................   11
      2.1.11.   MC Data - Merge/Unmerge Confirmation/Error.................   11

3. CDS FEEDS TO VENDORS....................................................   13
   3.1.   RECORD HEADER FROM MICROSOFT.....................................   13
      3.1.1.    MCE Data - Exam Header Confirmation/Error from Microsoft...   14
      3.1.2.    MPR Data - Profile Request from Microsoft..................   14
      3.1.3.    MXR Data - External Certification from Microsoft...........   15
      3.1.4.    MXC Data - External Certification Confirmation/Error
                from Microsoft.............................................   16
      3.1.5.    MPC Data - Profile Confirmation/Error from Microsoft.......   16
      3.1.6.    MMR Data - Merge/Unmerge from Microsoft....................   16
      3.1.7.    MMC Data - Merge/Unmerge Confirmation/Error from
                Microsoft..................................................   16

4. ADDENDUM................................................................   17
   4.1.   SPECIAL ATTENTION................................................   17
   4.2.   LIST OF ERROR NUMBERS/MESSAGES FROM CDS..........................   17
   4.3.   FILE LEVEL CONFIRMATION..........................................   19

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++   = redacted item

1.   EXECUTIVE SUMMARY

     This Document contains the standardized data definition for data exchange between Microsoft and the MCP exam providers. Currently the Certification Data Staging (CDS) system is designed to receive and validate the data from the exam vendors, making the data available to MSCert and ILR systems as well as exporting confirmation and error/exception data back to the vendors.

     MSCert is a system that evaluates and certifies candidates whose qualifications match the current MCP requirements.

     ILR is a new "Item Level Response" system that requires similar data feeds from the vendors.

     1.1. WHAT IS CERTIFICATION DATA STAGING (CDS)?

          CDS is a data warehouse intended to centralize the data feeds from the MCP Exam vendors, making data available to downstream systems such as MSCert and ILR.

     1.2. CDS VENDOR INTERFACE

          The CDS system acts as a data repository for downstream systems such as MSCert and ILR.

          1.   CDS does data type validation

          2. CDS sends confirmation records for good and error/exception records to the vendors, e.g., 8 confirmation records out of 8 records received, good or bad.

          3. CDS processes records from all vendors with the same format containing:

               -    candidate profiles and profile changes

               - exam results at both the exam and item levels which include survey responses and comments

               -    merge/unmerge records exclusively for MSCert processing

               -    external certification records

               -    receipt confirmation records

               -    error/exception records

          4. CDS gets receipt confirmation records from downstream systems such as MSCert and ILR.

          5. CDS gets error/exception records from downstream systems such as MSCert and ILR.

          6.   CDS gets the corrected records from vendors.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++   = redacted item

     1.3. INTERFACE GOALS

          The goals of this interface are:

          - To define a standardized data layout for continued data exchanged between Microsoft and the vendors, and gain agreement between the parties so that we have an efficient data interchange, independent of what the exchange technology may be.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++   = redacted item

2.   VENDOR FEEDS TO CDS

     CDS would get daily feeds from vendors, in form of a zip file. More than one zip file per vendor can be accepted by CDS, in a day.

     We need to standardize the input content from all vendors so that we receive multiple files of the same format and process only one batch of records.

     We expect the zip files to contain TAB delimited files, meeting the following file naming convention as an example:

     -    CEmmddx.dat* for the CE data feed.

     -    SRmmddx.dat for the SR data feed.

*    mmdd stands for month and day and x, the version number.

             DESCRIPTION                 FORMAT FILE   SAMPLE FILE
             -----------                 -----------   -----------
Exam Header + OMEGA                           ++            ++
Exam Section Detail  +                        ++            ++
Exam Item Detail  +                           ++            ++
Exam Survey Response  +                       ++            ++
Exam Comments  +                              ++            ++
Profile Changes OMEGA                         ++            ++
Profile Confirmation/Errors OMEGA             ++            ++

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++   = redacted item

* External Certification Changes OMEGA        ++            ++
* External Certification
Confirmation/Errors OMEGA                     ++            ++
* Merge/Unmerge OMEGA                         ++            ++
* Merge/Unmerge
Confirmation/Errors OMEGA                     ++            ++

+    Used by ILR

OMEGA Used by MSCert

*    Optional files

     2.1. FILE HEADER FOR ALL FEEDS

     For CDS importing requirements to be met each header record should contain the 5 required fields plus the appropriate number of tabs such that the total number of columns represented in the header record is equal to the number of data columns in the file. For example, the CE record has 31 columns and the header record has 5. Therefore, tabs are required to fill the remaining 26 unused columns on the header record. As for the SR record that has 4 columns, no tabs will be required.

                                     DATA
COLUMN #   COLUMN NAME               TYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   -----------------------   ----   -----------   -----------   ----------
1          FileCreateDateTime        ++     ++            ++            ++
2          RowsInFile                ++     ++            ++            ++
3          FileType                  ++     ++            ++            ++
4          FileFormatVersionNumber   ++     ++            ++            ++
5          FromVendorName*           ++     ++            ++            ++

     2.1.1. CE DATA - EXAM HEADER

                                     DATA
COLUMN #   COLUMN NAME               TYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   -----------------------   ----   -----------   -----------   ----------
1          VendorPersonId            ++     ++            ++            ++
2          PersonId                  ++     ++            ++            ++
3          RecordType                ++     ++            ++            ++
4          VendorRegistrationId*     ++     ++            ++            ++
5          VendorClientCode          ++     ++            ++            ++
6          ExamNumber                ++     ++            ++            ++

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

COLUMN #   COLUMN NAME                DATATYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   --------   -----------   -----------   ----------
7          VendorLanguageCode            ++          ++            ++            ++
8          VendorExamFormCode            ++          ++            ++            ++
9          VendorExamVersionCode         ++          ++            ++            ++
10         SectionsOnExam                ++          ++            ++            ++
11         AttemptNumber                 ++          ++            ++            ++
12         VendorDeliveryMediumCode      ++          ++            ++            ++
13         ExamDateTime                  ++          ++            ++            ++
14         ExamDuration                  ++          ++            ++            ++
15         VendorLocationCode            ++          ++            ++            ++
16         ScaledScore                   ++          ++            ++            ++
17         VendorStandardDeviation       ++          ++            ++            ++
18         CorrectItemCount              ++          ++            ++            ++
19         IncorrectItemCount            ++          ++            ++            ++
20         SkippedItemCount              ++          ++            ++            ++
21         ExamGradeCode                 ++          ++            ++            ++
22         MSExamVersionNumber           ++          ++            ++            ++
23         ExamPhaseCode*                ++          ++            ++            ++
24         RawScore                      ++          ++            ++            ++
25         NotViewedItemCount            ++          ++            ++            ++
26         CadidateFirstName             ++          ++            ++            ++
27         CandidateMiddleName           ++          ++            ++            ++
28         CandidateLastName             ++          ++            ++            ++
29         CandidatePhone                ++          ++            ++            ++
30         CandidateEmail                ++          ++            ++            ++
31         InactiveItemCount             ++          ++            ++            ++

          2.1.2. SD DATA - EXAM SECTION DETAIL

COLUMN #   COLUMN NAME                DATATYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   --------   -----------   -----------   ----------
1          VendorRegistrationId          ++          ++            ++            ++
2          SectionNumber                 ++          ++            ++            ++
3          SectionScored                 ++          ++            ++            ++
4          ScoringAlgorithm              ++          ++            ++            ++
5          SectionScore                  ++          ++            ++            ++
6          SectionStdError               ++          ++            ++            ++
7          SectionCorrect                ++          ++            ++            ++
8          SectionIncorrect              ++          ++            ++            ++
9          SectionSkipped                ++          ++            ++            ++
10         SectionPassedFailedFlag       ++          ++            ++            ++

          2.1.3. IT DATA - EXAM ITEM DETAIL

COLUMN #   COLUMN NAME                DATATYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   --------   -----------   -----------   ----------
1          VendorRegistrationId*         ++          ++            ++            ++
2          SectionNumber                 ++          ++            ++            ++

                                        8

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

COLUMN #   COLUMN NAME                DATATYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   --------   -----------   -----------   ----------
3          ItemName*                     ++          ++            ++            ++
4          ItemStatus                    ++          ++            ++            ++
5          ItemKey                       ++          ++            ++            ++
6          ItemType                      ++          ++            ++            ++
7          Response                      ++          ++            ++            ++
8          ItemTime                      ++          ++            ++            ++
9          LearningResource              ++          ++            ++            ++
10         ItemScore                     ++          ++            ++            ++
11         ExamPhaseCode*                ++          ++            ++            ++
12         ItemScoreStatus               ++          ++            ++            ++

          2.1.4. SR DATA - SURVEY RESPONSE

               Only get this data the first time someone takes the exam.

COLUMN #   COLUMN NAME                DATATYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   --------   -----------   -----------   ----------
1          ExamPhaseCode*                 ++          ++            ++           ++
2          VendorRegistrationId*          ++          ++            ++           ++
3          ItemName*                      ++          ++            ++           ++
4          SurveyResponse                 ++          ++            ++           ++

          2.1.5. EC DATA - COMMENTS

COLUMN #   COLUMN NAME                DATATYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   --------   -----------   -----------   ----------
1          ExamPhaseCode*                ++          ++            ++            ++
2          VendorRegistrationId*         ++          ++            ++            ++
3          ItemName                      ++          ++            ++            ++
4          Commenttext                   ++          ++            ++            ++

          2.1.6. CH DATA - PROFILE CHANGE

               This is the Candidate Profile data for MSCert only.

COLUMN #   COLUMN NAME                DATATYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   --------   -----------   -----------   ----------
1          VendorPersonId                 ++          ++            ++           ++
2          PersonId                       ++          ++            ++           ++
3          ProfileRevisionNumber          ++          ++            ++           ++
4          ProfileRevisionDateTime        ++          ++            ++           ++
5          Salutation                     ++          ++            ++           ++
6          LastName                       ++          ++            ++           ++

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

COLUMN #   COLUMN NAME                DATATYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   --------   -----------   -----------   ----------
7          FirstName                      ++          ++            ++           ++
8          MiddleName                     ++          ++            ++           ++
9          Suffix                         ++          ++            ++           ++
10         JobTitle                       ++          ++            ++           ++
11         CorrespondenceAddress1         ++          ++            ++           ++
12         CorrespondenceAddress2         ++          ++            ++           ++
13         CorrespondenceAddress3         ++          ++            ++           ++
14         CorrespondenceCity             ++          ++            ++           ++
15         CorrespondenceState
              Province                    ++          ++            ++           ++
16         CorrespondenceZipCode          ++          ++            ++           ++
17         CorrespondenceCountry
              Code                        ++          ++            ++           ++
18         CorrespondencePhone
              Prefix                      ++          ++            ++           ++
19         CorrespondencePhone
              Number                      ++          ++            ++           ++
20         CorrespondenceFaxPrefix        ++          ++            ++           ++
21         CorrespondenceFaxNumber        ++          ++            ++           ++
22         HomeAddress1                   ++          ++            ++           ++
23         HomeAddress2                   ++          ++            ++           ++
24         HomeAddress3                   ++          ++            ++           ++
25         HomeCity                       ++          ++            ++           ++
26         HomeStateProvince              ++          ++            ++           ++
27         HomeZipCode                    ++          ++            ++           ++
28         HomeCountryCode                ++          ++            ++           ++
29         HomePhonePrefix                ++          ++            ++           ++
30         HomePhoneNumber                ++          ++            ++           ++
31         HomeFaxPrefix                  ++          ++            ++           ++
32         HomeFaxNumber                  ++          ++            ++           ++
33         BusinessAddress1               ++          ++            ++           ++
34         BusinessAddress2               ++          ++            ++           ++
35         BusinessAddress3               ++          ++            ++           ++
36         BusinessCity                   ++          ++            ++           ++
37         BusinessStateProvince          ++          ++            ++           ++
38         BusinessZipCode                ++          ++            ++           ++
39         BusinessCountryCode            ++          ++            ++           ++
40         BusinessPhonePrefix            ++          ++            ++           ++
41         BusinessPhoneNumber            ++          ++            ++           ++
42         BusinessPhoneExtension         ++          ++            ++           ++
43         BusinessFaxPrefix              ++          ++            ++           ++
44         BusinessFaxNumber              ++          ++            ++           ++
45         MobilePhonePrefix              ++          ++            ++           ++
46         MobilePhoneNumber              ++          ++            ++           ++
47         CompanyName                    ++          ++            ++           ++
48         PrimaryElectronicAddress       ++          ++            ++           ++
49         AATPNumber                     ++          ++            ++           ++
50         AlternateVendorPersonID        ++          ++            ++           ++

                                       10

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

          2.1.7. XR DATA - EXTERNAL CERTIFICATION CHANGES

COLUMN #   COLUMN NAME                DATA TYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          VendorPersonId                 ++          ++             ++           ++
2          PersonId                       ++          ++             ++           ++
3          VendorRevisionDateTime         ++          ++             ++           ++
4          ExternalCertification
              TypeCode                    ++          ++             ++           ++
5          ExternalCertification
              Value                       ++          ++             ++           ++

          2.1.8. XC DATA - EXTERNAL CERTIFICATION CONFIRMATION/ERROR

COLUMN #   COLUMN NAME                DATA TYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          VendorPersonId                ++           ++             ++           ++
2          PersonId                      ++           ++             ++           ++
3          VendorValidationErrorID       ++           ++             ++           ++
4          VendorValidationError
              message                    ++           ++             ++           ++
5          ConfirmationDateTime          ++           ++             ++           ++
6          ExternalCertification
              TypeCode                   ++           ++             ++           ++

          2.1.9. PC DATA - PROFILE CONFIRMATION/ERROR

COLUMN #   COLUMN NAME                DATA TYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          VendorPersonId                ++           ++             ++           ++
2          PersonId                      ++           ++             ++           ++
3          VendorValidationErrorId       ++           ++             ++           ++
4          VendorValidationError
              Message                    ++           ++             ++           ++
5          ConfirmationDateTime          ++           ++             ++           ++

          2.1.10. MR DATA - MERGE/UNMERGE

COLUMN #   COLUMN NAME                DATA TYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          RecordType                    ++           ++             ++           ++
2          MergedIntoVendorPersonId      ++           ++             ++           ++
3          MergedFromVendorPersonId      ++           ++             ++           ++
4          MergedIntoPersonId            ++           ++             ++           ++
5          MergedFromPersonId            ++           ++             ++           ++
6          MergeDateTime                 ++           ++             ++           ++

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

     2.1.11. MC DATA - MERGE/UNMERGE CONFIRMATION/ERROR

COLUMN #   COLUMN NAME                DATA TYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          RecordType                     ++           ++            ++           ++
2          MergedIntoVendorPersonId       ++           ++            ++           ++
3          MergedFromVendorPersonId       ++           ++            ++           ++
4          MergedIntoPersonId             ++           ++            ++           ++
5          MergedFromPersonId             ++           ++            ++           ++
6          VendorValidationErrorID        ++           ++            ++           ++
7          VendorValidationError
              Message                     ++           ++            ++           ++
8          ConfirmationDateTime           ++           ++            ++           ++

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

     3. CDS FEEDS TO VENDORS

          This data contains receipt confirmation and data type validation error records from CDS as well as rejected exception records from MSCert and ILR.

          We will be sending TAB delimited files, meeting the following file naming convention as an example:

               -    MCEmmddx.dat for the MCE data.

               -    MPRmmddx.dat for the MPR data feed.

*    mmdd stands for month and day and x, the version number.

DESCRIPTION             SAMPLE FILE
-----------             -----------
Exam Header                  ++
confirmation
Profile Request              ++
External                     ++
Certification Request
External                     ++
Certification
Confirmation/Error
Profile                      ++
Confirmation/Error
Merge/Unmerge Request        ++
Merge/Unmerge                ++
Confirmation/Error

     3.1. RECORD HEADER FROM MICROSOFT

          To be consistent with the inbound header requirement, each header record will contain the 5 required fields plus the appropriate number of tabs such that the total number of columns represented in the header record is equal to the number of data columns in the file. For example, the MCE record has 11 columns and the header

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

          record has 5. Therefore, tabs are required to fill the remaining 6 unused columns on the header record. 13

COLUMN #   COLUMN NAME                DATA TYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          FileCreateDateTime             ++           ++            ++           ++
2          RowsInFile                     ++           ++            ++           ++
3          FileType                       ++           ++            ++           ++
4          FileFormatVersionNumber        ++           ++            ++           ++
5          FromVendorName*                ++           ++            ++           ++

*    Vendor name here would be "Microsoft" or "MS"

          3.1.1. MCE DATA - EXAM HEADER CONFIRMATION/ERROR FROM MICROSOFT

COLUMN #   COLUMN NAME                DATA TYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          VendorPersonId                 ++           ++            ++           ++
2          PersonId                       ++           ++            ++           ++
3          VendorRegistrationId           ++           ++            ++           ++
4          SectionNumber                  ++           ++            ++           ++
5          ItemName                       ++           ++            ++           ++
6          ExamPhaseCode                  ++           ++            ++           ++
7          ErrorNumber                    ++           ++            ++           ++
8          ErrorMessage                   ++           ++            ++           ++
9          ConfirmationDateTime           ++           ++            ++           ++
10         ResubmittedDateTime            ++           ++            ++           ++

          3.1.2. MPR DATA - PROFILE REQUEST FROM MICROSOFT

COLUMN #   COLUMN NAME                DATA TYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          VendorPersonId                 ++           ++            ++           ++
2          PersonId                       ++           ++            ++           ++
3          ProfileRevisionNumber          ++           ++            ++           ++
4          ProfileRevisionDateTime        ++           ++            ++           ++
5          Salutation                     ++           ++            ++           ++
6          LastName                       ++           ++            ++           ++
7          FirstName                      ++           ++            ++           ++
8          MiddleName                     ++           ++            ++           ++
9          Suffix                         ++           ++            ++           ++
10         JobTitle                       ++           ++            ++           ++
11         CorrespondenceAddress1         ++           ++            ++           ++
12         CorrespondenceAddress2         ++           ++            ++           ++
13         CorrespondenceAddress3         ++           ++            ++           ++
14         CorrespondenceCity             ++           ++            ++           ++
15         CorrespondenceState
              Province                    ++           ++            ++           ++
16         CorrespondenceZipCode          ++           ++            ++           ++
17         CorrespondenceCountry
              Code                        ++           ++            ++           ++

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

COLUMN #   COLUMN NAME                DATA TYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
18         CorrespondencePhone
              Prefix                      ++           ++            ++           ++
19         CorrespondencePhone
              Number                      ++           ++            ++           ++
20         CorrespondenceFaxPrefix        ++           ++            ++           ++
21         CorrespondenceFaxNumber        ++           ++            ++           ++
22         HomeAddress1                   ++           ++            ++           ++
23         HomeAddress2                   ++           ++            ++           ++
24         HomeAddress3                   ++           ++            ++           ++
25         HomeCity                       ++           ++            ++           ++
26         HomeStateProvince              ++           ++            ++           ++
27         HomeZipCode                    ++           ++            ++           ++
28         HomeCountryCode                ++           ++            ++           ++
29         HomePhonePrefix                ++           ++            ++           ++
30         HomePhoneNumber                ++           ++            ++           ++
31         HomeFaxPrefix                  ++           ++            ++           ++
32         HomeFaxNumber                  ++           ++            ++           ++
33         BusinessAddress1               ++           ++            ++           ++
34         BusinessAddress2               ++           ++            ++           ++
35         BusinessAddress3               ++           ++            ++           ++
36         BusinessCity                   ++           ++            ++           ++
37         BusinessStateProvince          ++           ++            ++           ++
38         BusinessZipCode                ++           ++            ++           ++
39         BusinessCountryCode            ++           ++            ++           ++
40         BusinessPhonePrefix            ++           ++            ++           ++
41         BusinessPhoneNumber            ++           ++            ++           ++
42         BusinessPhoneExtension         ++           ++            ++           ++
43         BusinessFaxPrefix              ++           ++            ++           ++
44         BusinessFaxNumber              ++           ++            ++           ++
45         MobilePhonePrefix              ++           ++            ++           ++
46         MobilePhoneNumber              ++           ++            ++           ++
47         CompanyName                    ++           ++            ++           ++
48         PrimaryElectronicAddress       ++           ++            ++           ++
49         AATPNumber                     ++           ++            ++           ++

          3.1.3. MXR DATA - EXTERNAL CERTIFICATION FROM MICROSOFT

COLUMN #   COLUMN NAME                DATA TYPE   NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          VendorPersonId                 ++           ++            ++           ++
2          PersonId                       ++           ++            ++           ++
3          VendorRevisionDateTime         ++           ++            ++           ++
4          ExternalCertification
              TypeCode                    ++           ++            ++           ++
5          ExternalCertification
              Value                       ++           ++            ++           ++

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

               3.1.4. MXC DATA - EXTERNAL CERTIFICATION CONFIRMATION/ERROR FROM
                    MICROSOFT

COLUMN #   COLUMN NAME                DATATYPE    NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          VendorPersonId                 ++           ++            ++           ++
2          PersonId                       ++           ++            ++           ++
3          ErrorNumber                    ++           ++            ++           ++
4          ErrorMessage                   ++           ++            ++           ++
5          ConfirmationDateTime           ++           ++            ++           ++
6          ExternalCertification
              TypeCode                    ++           ++            ++           ++

               3.1.5. MPC DATA - PROFILE CONFIRMATION/ERROR FROM MICROSOFT

COLUMN #   COLUMN NAME                DATATYPE    NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          VendorPersonId                 ++           ++            ++           ++
2          PersonId                       ++           ++            ++           ++
3          ErrorNumber                    ++           ++            ++           ++
4          ErrorMessage                   ++           ++            ++           ++
5          ConfirmationDateTime           ++           ++            ++           ++

               3.1.6. MMR DATA - MERGE/UNMERGE FROM MICROSOFT

COLUMN #   COLUMN NAME                DATATYPE    NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          RecordType                     ++           ++            ++           ++
2          MergedIntoVendorPersonId       ++           ++            ++           ++
3          MergedFromVendorPersonId       ++           ++            ++           ++
4          MergedIntoPersonId             ++           ++            ++           ++
5          MergedFromPersonId             ++           ++            ++           ++
6          MergeDateTime                  ++           ++            ++           ++

               3.1.7. MMC DATA - MERGE/UNMERGE CONFIRMATION/ERROR FROM MICROSOFT

COLUMN #   COLUMN NAME                DATATYPE    NULLABILITY   SAMPLE DATA   DEFINITION
--------   ------------------------   ---------   -----------   -----------   ----------
1          RecordType                       ++         ++            ++           ++
2          MergedIntoVendorPersonId         ++         ++            ++           ++
3          MergedFromVendorPersonId         ++         ++            ++           ++
4          MergedIntoPersonId               ++         ++            ++           ++
5          MergedFromPersonId               ++         ++            ++           ++
6          ErrorNumber                      ++         ++            ++           ++
7          ErrorMessage                     ++         ++            ++           ++
8          ConfirmationDateTime             ++         ++            ++           ++

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

4.   ADDENDUM

     4.1. SPECIAL ATTENTION

     1. The ExamPhaseCode is paramount to the success of ILR. This field is part of the definition of a candidate/exam and absolutely must be reported accurately.

     2. Prescore, Rescore and Live data should be returned in the daily feeds. Currently, only Live data is returned daily and special requests are made for Prescore and Rescore.

     3. Currently, Prometric reports XML responses (from IIT exams) in a separate file with an .MSX extension. XML data needs to be returned in the proper file in the proper column.

     4. Currently, Vue is stripping and escaping characters from the XML responses. Nothing should be escaped and the only things that should be stripped are line feeds, carriage returns and tabs (white space). The non-white-space XML must be returned intact. Stripping out double quotes (") and escaping tabs will invalidate the XML responses.

     5. All items associated with a CandidateExam must be within the IT feed. This will include 'display' items, non-viewed items, etc. Currently some items are being stripped from the feed file based on criteria that cannot be tracked within the feed files.

     6. Exam results sent without the item-level detail associated will be problematic, resulting as exceptions sent back to the vendor.

     4.2. LIST OF ERROR NUMBERS/MESSAGES FROM CDS

     Following is the categorization of error numbers generated by CDS:

ERRORID RANGE                              DESCRIPTION
-------------   ----------------------------------------------------------------
1000 - 1999     Multi data type related errors.
2000 - 2999     Profile related errors.
3000 - 3099     Exam Header related errors.
3100 - 3199     Exam Item related errors.
3200 - 3299     Exam Survey Response related errors
3300 - 3399     Exam Comments related errors.
3400 - 3499     Exam Section Detail related errors. (Not used by MSCert or ILR but reserved for the future)
4000 - 4999     Merge related errors.
6000 - 6999     External Certification related errors.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

     Following is the list of error numbers that are generated by CDS and sent to the vendors, and their meaning:

ERRORID                                 DESCRIPTION
-------   ----------------------------------------------------------------------
1000      Invalid or missing VendorRegistrationId
1001      Missing or Invalid PersonId
2000      Missing or Invalid VendorPersonId
2001      Missing or Invalid First Name
2002      Missing or Invalid Last Name
2003      Missing or Invalid Address1
2004      Double quote characters found in address or name
2005      Missing or Invalid City
2006      Invalid Postal Code
2007      Invalid Country Code
2008      VendorPersonId and PersonId does not match to the same candidate
3000      Invalid or missing Exam Grade Code
3001      Invalid or missing Exam number
3002      Invalid or missing Exam Date
3003      Invalid or missing raw score
3004      Invalid exam duration
3005      Invalid or missing vendor client code
3006      Invalid or missing VendorLanguage
3007      First time test taker, PersonId in MSCert but FirstName or LastName don't match MSCert
3008      Invalid Record Type
3010      Missing or invalid VendorRegistrationIdentifier
3011      Missing or invalid VendorPersonIdentifier
3012      Missing CandidateFirstName
3013      Missing CandidateLastName
3014      Non-unique CandidateExam Key value
3015      Unrecognized Published Exam Key values
3016      Missing or invalid ExamPhaseCode
3017      Missing MSExamVersionNumber
3018      Missing VendorExamFormCode
3019      Missing ScaledScoreNumber
3020      Missing CorectItemCount
3021      Missing IncorrectItemCount
3022      Missing SkippedItemCount
3023      Missing NotViewedItemCount
3026      No Items for exam
3028      Missing VendorIdentifier
3029      Missing VendorLocationCode
3030      Misreported IncorrectItemCount
3031      Misreported CorrectItemCount
3032      Misreported SkippedItemCount
3033      Misreported NotViewedItemCount
3034      Misreported RawScore
3035      Misreported InactiveItemCount

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

ERRORID                                 DESCRIPTION
-------   ----------------------------------------------------------------------
3100      Orphaned Item record
3101      Null VendorRegistrationIdentifier
3102      Null ExamPhaseCode
3103      Null VendorIdentifier
3104      Null ItemName
3105      Null ItemStatus
3106      Null ItemKey
3108      Null ItemScoreStatus
3109      Null ItemType
3110      Null ResponseText
3111      Null ItemDuration
3112      Null ItemScore
3200      Null VendorRegistrationIdntifier
3201      Null ExamPhaseCode
3202      Null VendorIdentifier
3203      Orphaned SurveyResponse
3204      Null SurveyResponseText
3300      Null VendorRegistrationIdntifier
3301      Null ExamPhaseCode
3302      Null VendorIdentifier
3303      Null CommentText
3304      Orphaned comment
4000      Invalid MergeFromVendorPersonId
4001      Invalid MergeFromPersonId
4002      Invalid or missing MergeDate
4003      MergeFromVendorPersonId and MergeIntoVendorPersonId are the same
6000      Invalid or missing External Certification

     4.3. FILE LEVEL CONFIRMATION

     Apart from the record level confirmation, CDS also creates and sends out file level confirmation. This confirmation file contains the list of files received and processed by CDS.

     Sample of a confirmation file:

          ++

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                         ATA EXAM RESULTS IMPORT FORMATS

++ = redacted item

(CHINESE CHARACTERS)                    (CHINESE CHARACTERS)
MICROSOFT (CHINA) CO., LTD.             ATA TESTING AUTHORITY, BEIJING CO., LTD


-------------------------------------   ----------------------------------------
Signature                               Signature

-------------------------------------   ----------------------------------------
Name (Print)                            Name (Print)

-------------------------------------   ----------------------------------------
Title                                   Title

-------------------------------------   ----------------------------------------
Date                                    Date

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Appendix E to Exhibit A: REPORT KEY

This Report Key is attached hereto as Appendix E to the Exhibit A Statement of Work ("SOW") of the Master Services Agreement entered into by and between (CHINESE CHARACTERS) Microsoft (China) Co., Ltd. and(CHINESE CHARACTERS) ATA Testing Authority, Beijing Co., Ltd. ("ATA") on May 16, 2003. This Report Key may be updated by Microsoft from time to time and ATA shall obey the Report Key in accordance with the Master Services Agreement and SOW.

The term "candidate" provided in this Report Key shall have the same meaning as the "Candidate" as defined in the SOW.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                       Appendix E to Exhibit A Report key

                                   Report Key

TYPE             REPORT TITLE              DESCRIPTION              BENCHMARK       FREQUENCY     DEADLINE       FORMAT
----         -------------------   --------------------------   -----------------   ---------   -----------   -----------
KPIS         Phone Service Level   Broken out by RESC monthly   80% answered        Monthly     First         Mutually
                                                                within 90 seconds               Monday        agreed upon
                                                                                                after MS
                                                                                                Fiscal
                                                                                                month
                                                                                                closes.

             Number of calls       Broken out by RESC monthly   N/A                 Monthly     First         Mutually
                                                                                                Monday        agreed upon
                                                                                                after MS
                                                                                                Fiscal
                                                                                                month
                                                                                                closes.

             # of Exams            Total number of exams by     N/A                 Monthly     10th          Mutually
                                   RESC or region                                               business      agreed upon
                                                                                                day

             Number of             Total number of              N/A                 Monthly     First         Mutually
             Registrations         registrations, monthly by                                    Monday        agreed upon
                                   RESC, broken out by phone                                    after MS
                                   (include fax) versus                                         Fiscal
                                   internet.                                                    month
                                                                                                closes.

             Exam Service Level    Broken out by RESC.          98% on time         Monthly     10th          Mutually
                                                                                                business      agreed
                                                                                                day           upon (part
                                                                                                              of the
                                                                                                              Monthly
                                                                                                              Status
                                                                                                              Report)

             Exam Data Sent        This measures the            - 90% within 72     Monthly     10th          Mutually
                                   difference between the         hrs;                          business      agreed
                                   time a candidate                                             day           upon (part
                                   completed an exam to the     - 100% within 120                             of the
                                   time that the exam record      hrs AND no more                             Monthly
                                   was sent to Microsoft.         than 500 late                               Status
                                   This metric is broken out      records;                                    Report)
                                   by RESC.
                                                                - 100% within 336
                                                                  hours (14 days)

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                       Appendix E to Exhibit A Report key

TYPE             REPORT TITLE              DESCRIPTION              BENCHMARK       FREQUENCY     DEADLINE       FORMAT
----         -------------------   --------------------------   -----------------   ---------   -----------   -----------
VOUCHERS     MS Sub Remit          MS Subsidiaries can offer    N/A                 Monthly     10th          EDP design
                                   exams to end users and                                       business      with MS
                                   pay for them once they                                       day           approval.
                                   are redeemed.  This
                                   report details those
                                   discounted exams that
                                   have been requested by a
                                   MS Sub and including a
                                   roll up of usage. This
                                   report should include
                                   those exams ordered by MS
                                   Corporate.

             MS Orders             This report should list      N/A                 Monthly     10th          EDP design
                                   all orders placed for                                        business      with MS
                                   discounted exams by                                          day           approval
                                   Microsoft. Subs and
                                   Corporate

             Discount Usage        Detail of candidates that    N/A                 Monthly     10th          EDP design
                                   have taken discounted                                        business      with MS
                                   exams. See Discount                                          day           approval
                                   section of SOW

             10/20% Discount       List of exams purchased      N/A                 Monthly     10th          EDP design
             Report                that receive 10 or 20%                                       business      with MS
                                   discounts                                                    day           approval

             Forfeiture Report     EDP to generate a report     N/A                 Monthly     10th          EDP design
                                   of forfeited funds.                                          business      with MS
                                   These funds should also                                      day           approval
                                   be visible via MERT.

EXAM DEV/    # of exams            Total number of exams                            Monthly     MBR           EDP design
PUBLISHING   Published             published, with titles,                                                    with MS
                                   in order to track                                                          approval
                                   progress against exam
                                   publishing cap.

CHANNEL      Map of TC locations   This report will be made     N/A                 Quarterly   15            EDP design
                                   with MS Map Point--to be                                     business      with MS
                                   supplied to EDP by                                           day of the    approval
                                   Microsoft.                                                   first
                                                                                                month of
                                                                                                the new
                                                                                                quarter.

             Testing Center        Summary of Testing           N/A                 Monthly     10th          EDP design
             Summary               Centers rolled up by MS                                      Business      with MS
                                   Region listing number of                                     Day           approval
                                   centers and seats in that
                                   region.

FINANCE      MERT                  There are three reports      N/A                 NA          N/A           NA
                                   defined in the MERT
                                   Addendum

             Finance Summary       This is a summary of all     N/A                 Monthly     11th          MS Designed
                                   Microsoft Exam activity.                                     business
                                   See Finance section of                                       day
                                   the SOW.

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


                       Appendix E to Exhibit A Report key

TYPE             REPORT TITLE              DESCRIPTION              BENCHMARK       FREQUENCY     DEADLINE       FORMAT
----         -------------------   --------------------------   -----------------   ---------   -----------   -----------
OTHER        Escalation Report     This report rolls up         Escalations         Monthly     15th of       EDP design
             Summary               escalations captured.        resolved within                 each Month    with MS
                                   See Escalations under the    48 hours.                                     approval
                                   Quality Assurance Section
                                   of the SOW. This should
                                   include any issues
                                   regarding cheating or
                                   piracy.

             Promotion Report      As MS runs promotions,       N/A                 TBD         TBD           EDP design
                                   the Service Provider will                                                  with MS
                                   be expected to run                                                         approval
                                   reports detailing the
                                   usage/success of the
                                   promotion.

             Customer Sat.         Monthly survey of                                Monthly                   EDP design
                                   Microsoft candidates.                                                      with MS
                                   Current format is to                                                       approval
                                   survey customer sat with
                                   the call center, however,
                                   EDP and Microsoft can
                                   elect to change the
                                   format.

             Open                  This log should list all                         on-going                  EDP design
             Issues/Actions Log    open issues regarding the                                                  with MS
                                   Microsoft program. EDP                                                     approval
                                   to maintain.

             Monthly Status        roll up of all issues for                        monthly                   EDP design
             report                the month, including key                                                   with MS
                                   statistics                                                                 approval

             Test Center           EDP will report these        N/A                 Quarterly   Available     EDP design
             Adherence             incidents in the monthly                                     for           with MS
                                   Business Reviews.                                            Service       approval
                                                                                                Provider's
                                                                                                Quarterly
                                                                                                Business
                                                                                                Review

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


(CHINESE CHARACTERS)                    (CHINESE CHARACTERS)
MICROSOFT (CHINA) CO., LTD.             ATA TESTING AUTHORITY, BEIJING CO., LTD


-------------------------------------   ----------------------------------------
Signature                               Signature

-------------------------------------   ----------------------------------------
Name (Print)                            Name (Print)

-------------------------------------   ----------------------------------------
Title                                   Title

-------------------------------------   ----------------------------------------
Date                                    Date

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Appendix F - ATA Price List

++ = redacted item

APPENDIX F - ATA PRICE LIST

A. OVERVIEW

This section of the document describes the pricing, invoicing and payment details between ATA and MCCL.

B. ROYALTY PAYMENT

The unit royalty invoiced to ATA will be as follows. Pricing is subject to change by MCCL at MCCL's sole discretion.

Batch One:

                                                                                NET UNIT
                                                                 MCP EXAM     ROYALTY FEE
COURSE   SKU   COURSE NAME                                     (CHOOSE ONE)      (RMB)
------------   -----------                                    -------------   -----------
T66-00008      C# Programming Language                             N/A             ++
T66-00009      VB.NET Programming Language                         N/A             ++
T66-00010      Fundamentals of Network Operating System            N/A             ++
               Administration
T66-00011      Implementing and Administering an Operating        70-270           ++
               System
T66-00028      Implementing and Administering a Network       70-210/70-215        ++
               Operating System
T66-00013      Implementing and Administering Network             70-216           ++
               Infrastructure
T66-00014      Managing a Network Environment                     70-218           ++
T66-00015      Implementing and Administering Enterprise          70-228           ++
               Databases
T66-00016      Introduction to Programming                         N/A             ++
T66-00017      Relational Database Application Fundamentals        N/A             ++

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Appendix F - ATA Price List

++ = redacted item

Batch Two:

                                                                                NET UNIT
                                                                              ROYALTY FEE
COURSE SKU     COURSE NAME                                       MCP EXAM        (RMB)
------------   -----------                                    -------------   -----------
T66-00041      Programming with Microsoft .NET                     N/A               ++
               Framework (VB.Net)
T66-00043      Programming with Microsoft .NET                     N/A               ++
               Framework (C#)
T66-00045      Programming with ADO.NET                            N/A               ++
T66-00047/49   Developing Web Apps for .NET                   70-305/70-315          ++
               +Developing Secure Web Applications
T66-00051      Building COM+ Applications using Microsoft          N/A               ++
               .NET Enterprise Services
T66-00053      Developing Applications for Windows(C#)            70-316             ++
T66-00055      Developing Applications for Windows(VB.NET)        70-306             ++
T66-00033      Programming a Microsoft SQL Server 2000            70-229             ++
               Database
T66-00029      Implementing and Administering Microsoft           70-217             ++
               Windows 2000 Directory Services

MICROSOFT OFFICE XP COURSES

                       ROYALTY FEE
     COURSE NAME          (RMB)
     -----------       -----------
Windows XP                  ++
Word 2002                   ++
Excel 2002                  ++
PowerPoint 2002             ++
ProntPage 2002              ++
Office XP Conformity        ++

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Appendix F - ATA Price List

++ = redacted item

C. REPORTING AND INVOICING

At the end of each financial month (defined in Appendix H of the SOW) ATA will provide MCCL with full reporting of all activities as listed in Appendix L, ATA Revenue Reconciliation Reports. All such reporting will be provided in the form of an Excel workbook. All reports shall be timely, complete and accurate. MCCL reserves the right to audit as provided in the Master Service Agreement and Exhibits attached thereto.

On receipt of this information MCCL will generate an invoice for the total Licensing Fees due based on the number of printed Courseware Materials shipped in that month. The invoice will be sent to ATA for payment. ATA shall be fully responsible for and liable to MCCL for the payment in full of the due amount, net 45 days upon receipt of the invoice. MCCL shall not be responsible for any invoices incurred by ATA and/or ATA's partners.

D. RETURN ALLOWANCE

MCCL will allow a 2% allowance on returns for the term of the Master Service Agreement. Any returns over 2% will not be accepted. Returns will be reported to MCCL at month end as listed in Appendix L, ATA Revenue Reconciliation Report. The returned units will be deducted from the total revenue units shipped to calculate the net units shipped for the given month.

(CHINESE CHARACTERS)                    (CHINESE CHARACTERS)
MICROSOFT (CHINA) CO., LTD.             ATA TESTING AUTHORITY, BEIJING CO., LTD


-------------------------------------   ----------------------------------------
Signature                               Signature

-------------------------------------   ----------------------------------------
Name (Print)                            Name (Print)

-------------------------------------   ----------------------------------------
Title                                   Title

-------------------------------------   ----------------------------------------
Date                                    Date

Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.


Appendix G to Exhibit A

                                                   CONTRACT NUMBER: ____________

                           MICROSOFT (CHINA) CO., LTD.
                        INDEPENDENT CONTRACTOR AGREEMENT

     This Independent Contractor Agreement (the "Agreement") is attached hereto as Appendix G to the Exhibit A Statement of Work ("SOW") of the Master Services Agreement entered into by and between (CHINESE CHARACTERS) MICROSOFT (CHINA) CO., LTD. ("MICROSOFT CHINA") and (CHINESE CHARACTERS)ATA TESTING AUTHORITY, BEIJING CO., LTD. ("CONTRACTOR") on May 16, 2003. ATA shall obey this Agreement in accordance with the Master Services Agreement and SOW.

     MICROSOFT CHINA and CONTRACTOR agree as follows:

1.   WORK

     1.1 MICROSOFT CHINA hereby entrusts CONTRACTOR to carry out, complete and deliver the work in accordance with the schedule set forth below in this Agreement (the "WORK").

     1.2 Being entrusted by MICROSOFT CHINA in accordance with the provisions of this Agreement, CONTRACTOR shall carry out, complete and deliver the WORK in accordance with the schedule set forth below and all WORK shall be completed on or before June 30th 2004.

     1.3 The WORK shall conform to the specifications and delivery schedule. In the event that MICROSOFT CHINA desires to make changes to the WORK specifications and/or delivery schedule during the term of this Agreement, MICROSOFT CHINA shall so notify CONTRACTOR, and both parties shall agree in writing on necessary adjustments, if any, to the other terms of this Agreement required to accommodate such changes.

2.   OWNERSHIP OF WORK BY MICROSOFT CHINA

     To the extent that the WORK delivered to MICROSOFT CHINA hereunder includes material subject to copyright, CONTRACTOR agrees that the WORK is done as a work "entrusted" by MICROSOFT CHINA as the term "entrust" is used under the Chinese copyright law, especially Article 17 of the Copyright Law of the People's Republic of China (with the latest revisions by the National People's Congress on October 27, 2001) and Article 11 of the Computer Software Protection Regulation (promulgated by the State Council on December 20, 2001). CONTRACTOR hereby agrees that MICROSOFT CHINA shall own, on an exclusive basis, all copyrights in the WORK and all other rights in the intellectual property developed by CONTRACTOR in the WORK. If MICROSOFT CHINA will not own all copyrights and all other types of intellectual property rights in the WORK (including patents, trade secrets, and other proprietary rights therein), for whatever reasons, pursuant to the CONTRACTOR's such agreement as provided for in the


                                     1 of 8

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Appendix G to Exhibit A

preceding sentence of this Section 2, to the extent that the WORK includes material subject to copyright, patent, trade secret, or other proprietary right protection, CONTRACTOR hereby assigns to MICROSOFT CHINA and its successors or assignees all right, title and interest in and to the WORK, including all copyrights, patents, trade secrets, and other proprietary rights therein (including renewals thereof). CONTRACTOR shall execute and deliver such instruments and take such other action as may be required and requested by MICROSOFT CHINA to carry out the assignment contemplated by this paragraph. Any documents, magnetically or optically encoded media, or other materials created by CONTRACTOR pursuant to this Agreement shall be owned by MICROSOFT CHINA and subject to the terms of this section.

3.   CUSTOMER INFORMATION

     3.1 CONTRACTOR acknowledges and agrees that customer information acquired by CONTRACTOR, if any, in connection with the WORK, including, without limitation, MICROSOFT CHINA customer lists and updates, personally identifiable information (customer name, e-mail address, postal address, telephone number, mother's maiden name, etc.), transactional data, sales and activity information, and profile information (collectively, "Customer Information") shall be considered proprietary information of MICROSOFT CHINA and all right, title and interest in the Customer Information is owned by MICROSOFT CHINA.

     3.2 CONTRACTOR shall use any such Customer Information only as necessary to perform the WORK in accordance with this Agreement and shall maintain such Customer Information in strict confidence in accordance with the provisions of
Section 6 hereinbelow. CONTRACTOR will not share any Customer Information that is collected or possessed by CONTRACTOR with any third parties for any reason whatsoever. If CONTRACTOR is served with a court order compelling disclosure of any customer information, CONTRACTOR will oppose the order, will notify MICROSOFT CHINA of such an order, and will provide MICROSOFT CHINA with the opportunity to intervene before CONTRACTOR files any response to the order.

     3.3 CONTRACTOR will take reasonable steps to protect Customer Information in CONTRACTOR'S possession, if any, from unauthorized use, access, disclosure, alteration or destruction. Security measures shall include access controls, encryption or other means, where appropriate. CONTRACTOR agrees to conduct an audit on at least an annual basis to evaluate the security of Customer Information in CONTRACTOR'S possession, if any, and to verify that the terms of this Agreement with respect to Customer Information are being followed.

     3.4 CONTRACTOR shall abide by all applicable Chinese laws and regulations, including the Anti-Unfair Competition Law, and international law and practice, when CONTRACTOR is collecting, holding or processing any of the Customer Information.

4.   REPRESENTATIONS AND WARRANTIES

     CONTRACTOR hereby represents and warrants that:


                                     2 of 8

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Appendix G to Exhibit A

     (a) CONTRACTOR is a legal person duly established, validly existing and in good standing under the laws of China;

     (b) CONTRACTOR is properly holding a business license, the validity of which will last throughout the term of this Agreement;

     (c) CONTRACTOR possesses full legal right, power and authority, and has taken all appropriate and necessary corporate action to authorize the execution of this Agreement and to perform the obligations under this Agreement;

     (d) CONTRACTOR is established with sufficient registered capital and will have sufficient funds to carry out the obligations under this Contract;

     (e) CONTRACTOR's performance of the WORK pursuant to this Agreement will not violate any agreement or obligation between CONTRACTOR and a third party;

     (f) the WORK will either be originally created by CONTRACTOR, or that CONTRACTOR will obtain all necessary rights to the WORK to transfer ownership to MICROSOFT CHINA as required by Section 2 hereinabove;

     (g) the WORK will not infringe any copyright, patent, trade secret, or other proprietary right held by any third party;

     (h) all work provided by CONTRACTOR in connection with the WORK will be performed in a professional manner and shall be of a high grade, nature, and quality;

     (i) CONTRACTOR warrants that CONTRACTOR has not and will not take any actions that: (i) create, or purport to create, any obligation on behalf of MICROSOFT CHINA, or (ii) grant, or purport to grant, any rights or immunities to any third party under MICROSOFT CHINA's intellectual property or proprietary rights. By way of example but without limitation to the foregoing, CONTRACTOR shall not incorporate any Publicly Available Software in whole or in part into any part of the WORK, or use Publicly Available Software in whole or in part in the development of any part of the WORK in a manner that may subject the WORK, in whole or in part, to all or part of the license obligations of any Publicly Available Software. "Publicly Available Software" means any software that requires as a condition of use, modification and/or distribution of such software that such software or other software incorporated into, derived from or distributed with such software (a) be disclosed or distributed in source code form; (b) be licensed for the purpose of making derivative works; or (c) be redistributable at no charge;

     (j) CONTRACTOR is specifically advised that MICROSOFT CHINA is an equal opportunity employer and promotes a diverse work environment. CONTRACTOR understands that MICROSOFT CHINA will not tolerate any remark, gesture, or behavior by CONTRACTOR that are discriminatory toward or offensive to individuals on the basis of gender, race, color, national origin, age, religion, or disability; and


                                     3 of 8

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Appendix G to Exhibit A

     (k) if CONTRACTOR performs its obligations on MICROSOFT CHINA's property, CONTRACTOR warrants that individuals placed at MICROSOFT CHINA have not been convicted of a felony as an adult within the last seven (7) years.

5.   INDEMNITY

     CONTRACTOR agrees to indemnify, defend, and hold MICROSOFT CHINA and its successors, officers, directors and employees harmless from any and all actions, causes of action, claims, demands, costs, liabilities, expenses and damages (including attorney's fees) arising out of, or in connection with (i) any claim that the WORK infringes any copyright, patent, trade secret, trademark, or other legal right of any third party, or (ii) any other claim that, if true, would constitute a breach of CONTRACTOR's representations or warranties set forth in
Section 4 hereinabove.

6.   CONFIDENTIALITY

     6.1 CONTRACTOR agrees that at all times during the term of this Agreement, and for five (5) years thereafter, CONTRACTOR will hold in strictest confidence, and will not use or disclose to any third party, any confidential information of MICROSOFT CHINA. The term "Confidential Information of MICROSOFT CHINA" shall mean all non-public information that MICROSOFT CHINA designates as being confidential, or which, under the circumstances of disclosure ought to be treated as confidential. "Confidential Information of MICROSOFT CHINA" includes, without limitation to, the terms and conditions of this Agreement, information relating to software or hardware products released or unreleased by MICROSOFT CHINA or the affiliates of MICROSOFT CHINA, marketing or promotion of any product of MICROSOFT CHINA or of the affiliates of MICROSOFT CHINA, business policies or practices of MICROSOFT CHINA or of the affiliates of MICROSOFT CHINA, customers or suppliers of MICROSOFT CHINA or of the affiliates of MICROSOFT CHINA, or information received from others that MICROSOFT CHINA or the affiliates of MICROSOFT CHINA are obligated to treat as confidential. An "affiliate" means any person, partnership, joint venture, corporation or other form of enterprise, domestic or foreign, including but not limited to subsidiary, that directly or indirectly, controls or is controlled by, or is under common control of MICROSOFT CHINA. If CONTRACTOR has any questions as to what comprises such confidential information, CONTRACTOR agrees to consult with MICROSOFT CHINA. "Confidential Information of MICROSOFT CHINA" shall not include information that was known to CONTRACTOR prior to MICROSOFT CHINA's disclosure to CONTRACTOR, or information that becomes publicly available through no fault of CONTRACTOR.

     6.2 Press Releases/Publicity. CONTRACTOR shall not issue press releases or publicity that relates to this Agreement. Such press statements shall be released by MICROSOFT CHINA, at its sole discretion. CONTRACTOR shall not use the name "Microsoft", "MICROSOFT CHINA", or "MICROSOFT CORPORATION" in any kinds of brochures, advertisements, websites, news releases, publicity or presentations to any third parties. CONTRACTOR may, however, with the prior written consent of MICROSOFT CHINA, use the name "MICROSOFT CHINA" in client presentations


                                     4 of 8

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Appendix G to Exhibit A

and/or in written response to requests for client lists as part of the Request for Proposals, Requests for Information, etc.

6.   TERMINATION

     6.1 MICROSOFT CHINA may terminate this Agreement and cancel CONTRACTOR's obligations hereunder at any time without cause and without further obligation to CONTRACTOR except for payment due for obligations performed prior to the date of such termination (not to exceed the amount payable for the WORK milestone immediately following the last accepted WORK milestone, if any). In the event of termination of this Agreement and upon request by MICROSOFT CHINA, CONTRACTOR agrees to turn over to MICROSOFT CHINA all Confidential Information of MICROSOFT CHINA and Customer Information in CONTRACTOR's possession, and all WORK, whether completed or in progress, within ten (10) days of such termination.

     6.2 In the event of termination of this Agreement for any reason, Sections 2, 3, 4, 5, 6, 8 and 9.6 of this Agreement shall survive termination.

8.   INSURANCE

     8.1 CONTRACTOR warrants that it shall maintain sufficient insurance coverage to enable it to meet its obligations created by this Agreement and by law, and the Contractor shall for the term of this Agreement be insured to the full extent of any potential liability, loss or damages relating to the performance of the Contractor's obligations pursuant to this Agreement. Without limiting the foregoing, to the extent available in China, CONTRACTOR warrants that such insurance shall include the following lines of coverage (with minimum limits equal to One Million United States Dollars (US$1,000,000.00) per occurrence) to the extent this Agreement creates exposures generally covered by these insurance policies: Commercial General Liability (Occurrence Form), Automobile Liability, Workers' Compensation (statutory limits), and Employer's Liability.

     8.2 In addition, if:

          (a) the WORK consists of, includes, or results in any intellectual property (including, without limitation to, material capable of being protected by copyright, trade secret, or trademark law); or

          (b) CONTRACTOR's performance of the WORK constitutes such professional consulting work as:

               (i)  system development, design, or maintenance;

               (ii) technical support; or

               (iii) financial services (e.g., collections and transaction authorization)

then CONTRACTOR shall maintain, to the extent available in China, Professional Liability and Errors & Omissions Liability Insurance with policy limits of not less than Two Million Dollars (US$2,000,000.00) for each claim with a deductible of no more than Twenty-five Thousand Dollars (US$25,000.00). Such insurance shall include coverage for


                                     5 of 8

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Appendix G to Exhibit A

infringement of any proprietary right of any third party, including but without limitation to copyright, trade secret, and trademark infringement as related to CONTRACTOR's performance under this Agreement. The Professional Liability and Errors & Omissions Liability Insurance retroactive coverage date will be no later than the Effective Date. CONTRACTOR shall maintain an extended reporting period providing that claims first made and reported to the insurance by CONTRACTOR within one (1) year after MICROSOFT CHINA's final payment for the WORK will be deemed to have been made during the policy period.

     8.3 Upon request, CONTRACTOR shall deliver to MICROSOFT CHINA proof of such coverage. In the event that CONTRACTOR's proof evidences coverage which MICROSOFT CHINA reasonably determines to be less than that required to meet CONTRACTOR's obligations created by this Agreement, then CONTRACTOR agrees that it shall promptly acquire such coverage and notify MICROSOFT CHINA in writing thereof.

9.   GENERAL

     9.1 CONTRACTOR agrees that upon termination of this Agreement, CONTRACTOR will return to MICROSOFT CHINA all drawings, blueprints, notes, memoranda, specifications, software, electronic media, designs, devices, documents including on-line documentation, and any other material containing or disclosing any confidential or proprietary information of MICROSOFT CHINA. CONTRACTOR will not retain any such materials without MICROSOFT CHINA's written approval.

     9.2 CONTRACTOR is an independent contractor for MICROSOFT CHINA. Nothing in this Agreement shall be construed as creating an employer-employee relationship or principal-agent relationship, as a guarantee of future employment, or as a limitation upon MICROSOFT CHINA's sole discretion to terminate this Agreement at any time without cause. CONTRACTOR further agrees to be responsible for all of CONTRACTOR's state and local taxes, withholding, social security, insurance, and other benefits. Upon request, CONTRACTOR shall provide MICROSOFT CHINA with satisfactory proof of independent contractor status (including a valid business license). In the event that taxes are required to be withheld on payments made hereunder, MICROSOFT CHINA may deduct such taxes from the amount owed to CONTRACTOR and pay them to the appropriate taxing authority. MICROSOFT CHINA shall in turn promptly secure and deliver to CONTRACTOR an official receipt for any taxes withheld. MICROSOFT CHINA will use reasonable efforts to minimize such taxes to the extent permissible under applicable law.

     9.3 CONTRACTOR is free to engage in other independent contracting activities, provided that CONTRACTOR does not engage in any such activities which are inconsistent with any provisions hereof, or that so occupy CONTRACTOR's time as to interfere with the proper and efficient performance of CONTRACTOR's obligations hereunder.

     9.4 CONTRACTOR may not assign this Agreement, or any rights or obligations hereunder, whether by operation of contract, law, or otherwise, except with the express


                                     6 of 8

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Appendix G to Exhibit A

written consent of MICROSOFT CHINA, and any attempted assignment by CONTRACTOR in violation of this Section shall be void. For the purposes of this Agreement, an "assignment" by CONTRACTOR under this Section shall be deemed to take place in situations including, but without limitation to, each of the following: (a) a change in beneficial ownership of CONTRACTOR, greater than that of twenty percent (20%) (whether in a single transaction or series of transactions); (b) a merger of CONTRACTOR with another party, whether or not CONTRACTOR is the surviving entity; (c) the acquisition of more than twenty percent (20%) of CONTRACTOR's equity ownership by another party (whether in a single transaction or series of transactions); and (d) the sale or other transfer of more than fifty percent (50%) of CONTRACTOR's assets (whether in a single transaction or series of transactions). In the event of such assignment or attempted assignment by CONTRACTOR, MICROSOFT CHINA shall have the right to immediately terminate this Agreement.

     9.5 CONTRACTOR agrees that MICROSOFT CHINA will not be responsible for loss of or damage to any personal property located on MICROSOFT CHINA premises belonging to CONTRACTOR.

     9.6 The formation, validity, interpretation and performance of this Contract and the disputes arising under this Contract shall be governed by the published and publicly available laws of the People's Republic of China.

     If a dispute arises in connection with the interpretation or implementation of this Agreement, either party may submit the dispute for arbitration to the China International Economic and Trade Arbitration Commission (the "CIETAC") for arbitration in accordance with the rules of arbitration of CIETAC. The place of arbitration will be Beijing, the People's Republic of China. The arbitration proceedings shall be conducted in English. The arbitral award will be final and binding on both parties.

     There shall be three (3) arbitrators. Within thirty (30) days after giving or receiving the demand for arbitration, CONTRACTOR and MICROSOFT CHINA shall each select one (1) arbitrator. The third arbitrator shall be appointed by the two arbitrators within thirty (30) days after both arbitrators have been selected, or, failing agreement, the appointment shall be made as provided in the Rules. Such third arbitrator shall be a non-Chinese and non-American citizen who is able to use English as his/her working language.

     If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party will be entitled to recover reasonable costs and attorneys' fees.

     9.7 This Agreement does not constitute an offer by MICROSOFT CHINA and it shall not be effective until signed by both parties. This Agreement constitutes the entire agreement between parties with respect to the subject matter hereof and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement signed by CONTRACTOR and MICROSOFT CHINA by their duly authorized representatives.


                                     7 of 8

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Appendix G to Exhibit A

     9.8 This Agreement shall be executed in English and in Chinese versions simultaneously in [___] counterparts in each language. In case of any inconsistency between the two versions, the English version shall prevail.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by its duly authorized representative on the date first written above.



(CHINESE CHARACTERS)                    (CHINESE CHARACTERS)
MICROSOFT (CHINA)CO., LTD.              ATA TESTING AUTHORITY, BEIJING CO., LTD.


-------------------------------------   ----------------------------------------
By (Sign)                               By (Sign)

-------------------------------------   ----------------------------------------
Name (Print)                            Name (Print)

-------------------------------------   ----------------------------------------
Title                                   Title

-------------------------------------   ----------------------------------------
Date                                    Date

-------------------------------------   ----------------------------------------
[official seal]                         [official seal]


                                     8 of 8

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Appendix H to Exhibit A

                          MCCL - FISCAL CALENDAR FY'03

4-4-5 Week Calendar

                JULY '02
---------------------------------------
Sat   Sun   Mon   Tue   Wed   Thu   Fri
---   ---   ---   ---   ---   ---   ---
 29    30     1     2     3     4     5
  6     7     8     9    10    11    12
 13    14    15    16    17    18    19
 20    21    22    23    24    25    26

               AUGUST '02
---------------------------------------
Sat   Sun   Mon   Tue   Wed   Thu   Fri
---   ---   ---   ---   ---   ---   ---
 27    28    29    30    31     1     2
  3     4     5     6     7     8     9
 10    11    12    13    14    15    16
 17    18    19    20    21    22    23

             SEPTEMBER '02
---------------------------------------
Sat   Sun   Mon   Tue   Wed   Thu   Fri
---   ---   ---   ---   ---   ---   ---
 24    25    26    27    28    29    30
 31     1     2     3     4     5     6
  7     8     9    10    11    12    13
 14    15    16    17    18    19    20
 21    22    23    24    25    26    27

              OCTOBER '02
---------------------------------------
Sat   Sun   Mon   Tue   Wed   Thu   Fri
---   ---   ---   ---   ---   ---   ---
 28    29    30     1     2     3     4
  5     6     7     8     9    10    11
 12    13    14    15    16    17    18
 19    20    21    22    23    24    25

              NOVEMBER '02
---------------------------------------
Sat   Sun   Mon   Tue   Wed   Thu   Fri
---   ---   ---   ---   ---   ---   ---
 26    27    28    29    30    31     1
  2     3     4     5     6     7     8
  9    10    11    12    13    14    15
 16    17    18    19    20    21    22

              DECEMBER '02
---------------------------------------
Sat   Sun   Mon   Tue   Wed   Thu   Fri
---   ---   ---   ---   ---   ---   ---
 23    24    25    26    27    28    29
 30     1     2     3     4     5     6
  7     8     9    10    11    12    13
 14    15    16    17    18    19    20
 21    22    23    24    25    26    27

              JANUARY '03
---------------------------------------
Sat   Sun   Mon   Tue   Wed   Thu   Fri
---   ---   ---   ---   ---   ---   ---
 28    29    30    31     1     2     3
  4     5     6     7     8     9    10
 11    12    13    14    15    16    17
 18    19    20    21    22    23    24



     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix H to Exhibit A

              FEBRUARY '03
---------------------------------------
Sat   Sun   Mon   Tue   Wed   Thu   Fri
---   ---   ---   ---   ---   ---   ---
 25    26    27    28    29    30    31
  1     2     3     4     5     6     7
  8     9    10    11    12    13    14
 15    16    17    18    19    20    21

               MARCH '03
---------------------------------------
Sat   Sun   Mon   Tue   Wed   Thu   Fri
---   ---   ---   ---   ---   ---   ---
 22    23    24    25    26    27    28
  1     2     3     4     5     6     7
  8     9    10    11    12    13    14
 15    16    17    18    19    20    21
 22    23    24    25    26    27    28

               APRIL '03
---------------------------------------
Sat   Sun   Mon   Tue   Wed   Thu   Fri
---   ---   ---   ---   ---   ---   ---
 29    30    31     1     2     3     4
  5     6     7     8     9    10    11
 12    13    14    15    16    17    18
 19    20    21    22    23    24    25

                MAY '03
---------------------------------------
Sat   Sun   Mon   Tue   Wed   Thu   Fri
---   ---   ---   ---   ---   ---   ---
 26    27    28    29    30     1     2
  3     4     5     6     7     8     9
 10    11    12    13    14    15    16
 17    18    19    20    21    22    23

               JUNE '03
---------------------------------------
Sat   Sun   Mon   Tue   Wed   Thu   Fri
---   ---   ---   ---   ---   ---   ---
 24    25    26    27    28    29    30
 31     1     2     3     4     5     6
  7     8     9    10    11    12    13
 14    15    16    17    18    19    20
 21    22    23    24    25    26    27

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix H to Exhibit A


(CHINESE CHARACTERS)                    (CHINESE CHARACTERS)
MICROSOFT (CHINA) CO., LTD.             ATA TESTING AUTHORITY, BEIJING CO., LTD


-------------------------------------   ----------------------------------------
Signature                               Signature

-------------------------------------   ----------------------------------------
Name (Print)                            Name (Print)

-------------------------------------   ----------------------------------------
Title                                   Title

-------------------------------------   ----------------------------------------
Date                                    Date

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix I to Exhibit A

STANDARD PUBLISHING SCHEDULE

THE FOLLOWING DATES AND INFORMATION ARE FOR ILLUSTRATIVE PURPOSES ONLY AND SUBJECT TO CHANGE.

                                                                             SAMPLE     SAMPLE
TASK NAME                                                        DURATION     START       END     PREDECESSOR
---------                                                        --------   --------   --------   -----------
HANDOFF BETA FILES TO ATA                                          0 DAYS   05/08/01   05/08/01
BETA                                                              16 DAYS   05/09/01   05/31/01
      -    Beta registration opens                                 0 days   05/17/01   05/17/01   9[SF]-2 wks
      -    ATA creates FIRST review disk                           5 days   05/09/01   05/15/01   1[FS]+1 day
      -    PM and editor reviews the review disk                   2 days   05/16/01   05/17/01        4
      -    ATA creates SECOND review disk                          2 days   05/18/01   05/21/01        5
      -    PM and editor reviews the review disk                   1 day    05/22/01   05/22/01        6
      -    ATA incorporates changes and posts the beta exam        6 days   05/23/01   05/31/01        7
BETA EXAM RUNS LIVE WORLDWIDE                                      2 WKS    06/01/01   06/14/01        8
ATA sends handoff files to Sinometrics                             2 days   06/01/01   06/04/01      9[SS]
ATA sends final beta data to MCCL for analysis                     3 days   06/15/01   06/19/01        9

HANDOFF LIVE FILES AND RESCORE SPECS TO ATA                        0 DAYS   07/31/01   07/31/01
FINAL EXAM                                                        12 DAYS   07/31/01   08/15/01       14
   RESCORE BETA EXAM                                               6 DAYS   07/31/01   08/07/01
      -    ATA processes rescore                                   5 days   07/31/01   08/06/01       14
      -    ATA populates CNM database, MAS90, and MS-Cert with
           beta score information                                  1 day    08/07/01   08/07/01       17
      -    Beta scores sent to candidate                           0 days   08/07/01   08/07/01       18
ATA PUBLISHES FINAL EXAM                                          11 DAYS   08/01/01   08/15/01
      -    Create and send review disk                             4 days   08/01/01   08/06/01   14FS+1 day
      -    MCCL sends feedback to ATA                              2 days   08/07/01   08/08/01       21
      -    Final exam posting                                      5 days   08/09/01   08/15/01       22
      -    Early Exam registration opens                           0 days   08/15/01   08/15/01       23
EXAM LIVE AT ATA                                                   0 DAYS   08/16/01   08/16/01   23FS+1 DAY
ATA hands off final English Review Disk                            5 days   08/17/01   08/23/01       25
PM archives exam files & notifies localization manager             5 days   08/24/01   08/30/01       26

LOCALIZATION                                                      61 DAYS   06/01/01   08/27/01
      English Beta exam goes live                                  0 days   06/01/01   06/01/01       9SS
      ATA sends handoff files to Sinometrics                       2 days   06/01/01   06/04/01       31
      Translation of items and all displays                       20 days   06/05/01   07/02/01       32
   TRANSLATION REVIEW DISK                                        15 DAYS   07/03/01   07/24/01       33
      -    ATA creates FIRST Review disk (item pool; no forms)     5 days   07/03/01   07/10/01
      -    Technical Review                                        2 wks    07/11/01   07/24/01       35
      Final Edits by Sinometrics                                   5 days   07/31/01   08/06/01      36,14
      Sinometrics hands-off final files to ATA                     0 days   08/06/01   08/06/01       37
   FINAL REVIEW DISK                                              10 DAYS   08/07/01   08/20/01       38
      -    ATA creates FINAL Review disk                           5 days   08/07/01   08/13/01
      -    Final Exam Review                                       5 days   08/14/01   08/20/01       40
      Sinometrics sends final feedback to ATA                      0 days   08/20/01   08/20/01       41
      Publish exam                                                 5 days   08/21/01   08/27/01       42

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix I to Exhibit A

STANDARD PUBLISHING SCHEDULE

   LOCALIZED EXAM GOES LIVE                                        0 DAYS   08/27/01   08/27/01       43

(CHINESE CHARACTERS)                    (CHINESE CHARACTERS)
MICROSOFT (CHINA) CO., LTD.             ATA TESTING AUTHORITY, BEIJING CO., LTD


-------------------------------------   ----------------------------------------
Signature                               Signature

-------------------------------------   ----------------------------------------
Name (Print)                            Name (Print)

-------------------------------------   ----------------------------------------
Title                                   Title

-------------------------------------   ----------------------------------------
Date                                    Date

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix J to Exhibit A

                 MICROSOFT CORPORATION NON-DISCLOSURE AGREEMENT
                              (STANDARD RECIPROCAL)

     This Non-Disclosure Agreement (the "Agreement") is made and entered into as of the later of the two signature dates below by and between (CHINESE CHARACTERS) Microsoft (China) Co., Ltd., LTD, a PRC corporation ("Microsoft"), and (CHINESE CHARACTERS) ATA Testing Authority, Beijing Co., Ltd. ("ATA"), a PRC corporation ("Company").

     IN CONSIDERATION OF THE MUTUAL PROMISES AND COVENANTS CONTAINED IN THIS AGREEMENT AND THE MUTUAL DISCLOSURE OF CONFIDENTIAL INFORMATION, THE PARTIES HERETO AGREE AS FOLLOWS:

1.   Definition of Confidential Information and Exclusions.

     (a) "Confidential Information" means nonpublic information that a party to this Agreement ("Disclosing Party") designates as being confidential to the party that receives such information ("Receiving Party") or which, under the circumstances surrounding disclosure ought to be treated as confidential by the Receiving Party. "Confidential Information" includes, without limitation, information in tangible or intangible form relating to and/or including released or unreleased Disclosing Party software or hardware products, the marketing or promotion of any Disclosing Party product, Disclosing Party's business policies or practices, and information received from others that Disclosing Party is obligated to treat as confidential. Except as otherwise indicated in this Agreement, the term "Disclosing Party" also includes all Affiliates of the Disclosing Party and, except as otherwise indicated, the term "Receiving Party" also includes all Affiliates of the Receiving Party. An "Affiliate" means any person, partnership, joint venture, corporation or other form of enterprise, domestic or foreign, including but not limited to subsidiaries, that directly or indirectly, control, are controlled by, or are under common control with a party.

     (b) Confidential Information shall not include any information, however designated, that: (i) is or subsequently becomes publicly available without Receiving Party's breach of any obligation owed Disclosing Party; (ii) became known to Receiving Party prior to Disclosing Party's disclosure of such information to Receiving Party pursuant to the terms of this Agreement; (iii) became known to Receiving Party from a source other than Disclosing Party other than by the breach of an obligation of confidentiality owed to Disclosing Party;
(iv) is independently developed by Receiving Party; or (v) constitutes Feedback (as defined in Section 5 of this Agreement).

2.   Obligations Regarding Confidential Information

     (a)  Receiving Party shall:

          (i) Refrain from disclosing any Confidential Information of the Disclosing Party to third parties for five (5) years following the date that Disclosing Party first discloses such Confidential Information to Receiving Party, except as expressly provided in Sections 2(b) and 2(c) of this Agreement;

          (ii) Take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, but no less than reasonable care, to keep confidential the Confidential Information of the Disclosing Party;

          (iii) Refrain from disclosing, reproducing, summarizing and/or distributing Confidential Information of the Disclosing Party except in pursuance of Receiving Party's business relationship with Disclosing Party, and only as otherwise provided hereunder; and

          (iv) Refrain from reverse engineering, decompiling or disassembling any software code and/or pre-release hardware devices disclosed by Disclosing Party to Receiving Party under the terms of this Agreement, except as expressly permitted by applicable law.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix J to Exhibit A

     (b) Receiving Party may disclose Confidential Information of Disclosing Party in accordance with a judicial or other governmental order, provided that Receiving Party either (i) gives the undersigned Disclosing Party reasonable notice prior to such disclosure to allow Disclosing Party a reasonable opportunity to seek a protective order or equivalent, or (ii) obtains written assurance from the applicable judicial or governmental entity that it will afford the Confidential Information the highest level of protection afforded under applicable law or regulation. Notwithstanding the foregoing, the Receiving Party shall not disclose any computer source code that contains Confidential Information of the Disclosing Party in accordance with a judicial or other governmental order unless it complies with the requirement set forth in sub-section (i) of this Section 2(b).

     (c) The undersigned Receiving Party may disclose Confidential Information only to Receiving Party's employees and consultants on a need-to-know basis. The undersigned Receiving Party will have executed or shall execute appropriate written agreements with its employees and consultants sufficient to enable Receiving Party to enforce all the provisions of this Agreement.

     (d) Receiving Party shall notify the undersigned Disclosing Party immediately upon discovery of any unauthorized use or disclosure of Confidential Information or any other breach of this Agreement by Receiving Party and its employees and consultants, and will cooperate with Disclosing Party in every reasonable way to help Disclosing Party regain possession of the Confidential Information and prevent its further unauthorized use or disclosure.

     (e)Receiving Party shall, at Disclosing Party's request, return all originals, copies, reproductions and summaries of Confidential Information and all other tangible materials and devices provided to the Receiving Party as Confidential Information, or at Disclosing Party's option, certify destruction of the same.

3.   Remedies

     The parties acknowledge that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information and that Disclosing Party shall be entitled, without waiving any other rights or remedies, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.

4.   Miscellaneous

     (a) All Confidential Information is and shall remain the property of Disclosing Party. By disclosing Confidential Information to Receiving Party, Disclosing Party does not grant any express or implied right to Receiving Party to or under any patents, copyrights, trademarks, or trade secret information except as otherwise provided herein. Disclosing Party reserves without prejudice the ability to protect its rights under any such patents, copyrights, trademarks, or trade secrets except as otherwise provided herein.

     (b) In the event that the Disclosing Party provides any computer software and/or hardware to the Receiving Party as Confidential Information under the terms of this Agreement, such computer software and/or hardware may only be used by the Receiving Party for evaluation and providing Feedback (as defined in Section 5 of this Agreement) to the Disclosing Party. Unless otherwise agreed by the Disclosing Party and the Receiving Party, all such computer software and/or hardware is provided "AS IS" without warranty of any kind, and Receiving Party agrees that neither Disclosing Party nor its suppliers shall be liable for any damages whatsoever arising from or relating to Receiving Party's use of or inability to use such software and/or hardware.

     (c) The parties agree to comply with all applicable international and national laws that apply to (i) any Confidential Information, or (ii) any product (or any part thereof), process or service that is the direct product of the Confidential Information, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments. For additional information on exporting Microsoft products, see http://www.microsoft.com/exporting/.

     (d) The terms of confidentiality under this Agreement shall not be construed to limit either the Disclosing Party or the Receiving Party's right to independently develop or acquire products without use of the other party's

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix J to Exhibit A


Confidential Information. Further, the Receiving Party shall be free to use for any purpose the residuals resulting from access to or work with the Confidential Information of the Disclosing Party, provided that the Receiving Party shall not disclose the Confidential Information except as expressly permitted pursuant to the terms of this Agreement. The term "residuals" means information in intangible form, which is retained in memory by persons who have had access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. The Receiving Party shall not have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, this sub-paragraph shall not be deemed to grant to the Receiving Party a license under the Disclosing Party's copyrights or patents.

     (e) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed by both parties. None of the provisions of this Agreement shall be deemed to have been waived by any act or acquiescence on the part of Disclosing Party, the Receiving Party, their agents, or employees, but only by an instrument in writing signed by an authorized employee of Disclosing Party and the Receiving Party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision(s) or of the same provision on another occasion.

     (f) If either Disclosing Party or the Receiving Party employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs. This Agreement shall be construed and controlled by the laws of the People's Republic of China, and the parties further consent to submit any disputation arising from and/or in connection with this Agreement to China International Economic & Trade Arbitration Commission (CIETAC) for arbitration in Beijing in accordance with the Commission's arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon both parties.

     (g) This Agreement shall be binding upon and inure to the benefit of each party's respective successors and lawful assigns; provided, however, that neither party may assign this Agreement (whether by operation of law, sale of securities or assets, merger or otherwise), in whole or in part, without the prior written approval of the other party. Any attempted assignment in violation of this Section shall be void.

     (h) If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

     (i) Either party may terminate this Agreement with or without cause upon ninety (90) days prior written notice to the other party. All sections of this Agreement relating to the rights and obligations of the parties concerning Confidential Information disclosed during the term of the Agreement shall survive any such termination.

5.   Suggestions and Feedback

     The Receiving Party may from time to time provide suggestions, comments or other feedback ("Feedback") to the Disclosing Party with respect to Confidential Information provided originally by the Disclosing Party. Both parties agree that all Feedback is and shall be given entirely voluntarily. Feedback, even if designated as confidential by the party offering the Feedback, shall not, absent a separate written agreement, create any confidentiality obligation for the receiver of the Feedback. Receiving Party will not give Feedback that is subject to license terms that seek to require any Disclosing Party product, technology, service or documentation incorporating or derived from such Feedback, or any Disclosing Party intellectual property, to be licensed or otherwise shared with any third party. Furthermore, except as otherwise provided herein or in a separate subsequent written agreement between the parties, the receiver of the Feedback shall be free to use, disclose, reproduce, license or otherwise distribute, and exploit the Feedback provided to it as it sees fit, entirely without obligation or restriction of any kind on account of intellectual property rights or otherwise.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

================================================================================
Appendix J to Exhibit A

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

(CHINESE CHARACTERS)                    (CHINESE CHARACTERS)
MICROSOFT (CHINA) CO., LTD.             ATA TESTING AUTHORITY, BEIJING CO., LTD.


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix K to Exhibit A

            GUIDELINES FOR USING THE MICROSOFT CERTIFIED PROFESSIONAL
                      EXAM PROVIDER LOGO (the "GUIDELINES")

                   (MICROSOFT(R) CERTIFIED PROFESSIONAL LOGO)
                                  EXAM PROVIDER

These GUIDELINES, being an integral part of the Master Service Agreement, are issued to ATA Testing Authority, Beijing Co., Ltd. (referred to as "You" in the following), for its use of the Logo (see the logo hereinabove) in performing its obligations under the Master Service Agreement and the Exhibits thereto.

- You must have signed the Master Service Agreement and Exhibit A SOW before using the Microsoft Certified Professional Exam Provider Logo as specified hereinabove (the "Logo").

- You may only use the Logo on your Web site, marketing material, and letterhead to indicate that You cooperate with Microsoft (China) Co., Ltd. ("MCCL") for the Ministry of Education Polytechnic Program.

- MCCL will provide You with electronic or camera ready artwork of the Logo. You may not alter this artwork in any way.

- The Logo may not be translated or otherwise localized into any other language. Any localized versions of the Logo must be provided by MCCL.

- You may not display the Logo in a manner that implies that the Logo is a part of your company or service name.

- Your trade name or company name must appear on any materials where the Logo is used. The Logo cannot appear larger than or more prominent than your name, trademark, logo or trade name.

- The Logo may not be used in any manner that expresses or might imply MCCL's affiliation, sponsorship, endorsement, certification, or approval [of the Ministry of Education Polytechnic Program], other than as set forth by the Master Service Agreement and the Exhibits thereto.

- The Logo, or any elements thereof, may not be included in your trade or business name, domain name, product or service name, logo, trade dress, design, slogan, or other trademarks.

- You may not combine the Logo with any other object, including, but not limited to, other logos, icons, words, graphics, photos, slogans, numbers, design features, symbols or Web site audio files.

- The Logo may not be imitated or used as a design feature in any of your materials or on your Web site.

- The Logo shall be attributed to Microsoft Corporation in all materials where it is used, with the following attribution clause: "Microsoft is a registered trademark of Microsoft Corporation in the United States and other countries."

- You may not use the Logo in any way other than as specified in these GUIDELINES.

- MCCL shall be entitled to supervise the quality of the services rendered by You in using the Logo. Such right shall be exercised by MCCL directly, or by a third party authorized by MCCL. You shall

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix K to Exhibit A

     observe the quality standards set out by MCCL with respect to the services rendered by You in using the Logo, and shall guarantee the quality of such services.

- You acknowledge that "Microsoft" and the "Microsoft" trademark are renowned in China. You shall not engage in any activities which may have any adverse effect on the reputation and goodwill of MCCL, its affiliates or the relevant trademarks.

- For the purpose of submitting the duplicate copy of these GUIDELINES and the Master Services Agreement to the trademark bureau for recordation under the Trademark Law of China, You shall provide MCCL with all necessary assistance and support from time to time.

- Upon expiration of the Master Services Agreement, or in the event that the Logo is discontinued and is not created, You will not be permitted to use any of Microsoft's trademarks and/or the Logo.

SPACING

The Logo must stand alone. A minimum amount of space must be left between the Logo and any other object such as type, other logos, photography, borders, edges, and so on. The required border or empty space around the Logo must be x wide, where x equals the height of the graphic, as represented by the height of the box which contains the words "Microsoft Certified".

MINIMUM SIZE

You should take care of maintain the integrity of all elements of the Logo. For example, the logotype and trademark notations must be readable; in no case should the Logo appear at such a small size that these conditions are not met. The minimum acceptable size for the Logos is 1 inch (2.54cm) in length.

COLOR

The Microsoft Certified Professional Exam Provider Logo can appear in two colors or in black and white.

MISUSES

Your use of the Logo in violation of any of the rules specified in these GUIDELINES shall be deemed as specified misuses of Microsoft's trademarks and Logos as contained in the Master Services Agreement, which must be corrected in accordance with the Master Services Agreement.

TRADEMARK REGISTRATION NUMBER

"Microsoft" has been duly registered in the People's Republic of China. Registration No. of "Microsoft" is 621,767 for class 16.

Microsoft is a registered trademark of Microsoft Corporation in the United States and other countries.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix K to Exhibit A

(CHINESE CHARACTERS)                    (CHINESE CHARACTERS)
MICROSOFT (CHINA) CO., LTD.             ATA TESTING AUTHORITY, BEIJING CO., LTD


-------------------------------------   ----------------------------------------
Signature                               Signature

-------------------------------------   ----------------------------------------
Name (Print)                            Name (Print)

-------------------------------------   ----------------------------------------
Title                                   Title

-------------------------------------   ----------------------------------------
Date                                    Date

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix L of Exhibit A

ATA REVENUE RECONCILIATION REPORTS

A. OVERVIEW

     This section of the document describes the reports required to be sent from ATA to Microsoft. The reports will be used by MS Finance for booking and reconciliation of financial transactions occurring at the end of each fiscal month. Reporting will be provided for each month, dates to be defined.

B. TRANSMISSION FORMAT

     - MS require electronic communications via e-mail attachment, or other method that is mutually agreed upon.

     - Electronic transmissions need to be in Microsoft Excel Workbook format.

C. TRANSMISSION FREQUENCY

     ATA must submit the report files to MS no later than 8:00 A.M Beijing Time on the 5th day following the end of each financial month (defined in Appendix H of the SOW).

D. FILE REQUIREMENTS

1. WORKBOOK

WHEN REPORTED                    no later than 8:00 A.M Beijing Time on the 5th
                                 day following the end of each financial month

FILE NAME                        ATA Workbook mm/yy.xls

FORMAT Excel workbook, Contains five tabs. They are described below.

FREQUENCY                        Monthly

DESCRIPTION                      This file reports inventory and sales data. The
                                 data is used to book financial transactions in
                                 to MS corporate systems.

WORKSHEET 1 - STOCK

DESCRIPTION                      The total stock per SKU (stock keeping unit) at
                                 the end of the each month. Inventory quantities
                                 must be reported for each Microsoft product in
                                 the ATA product master, even in cases where all
                                 quantities are zero.

#    DESCRIPTION                      TYPE   LENGTH   NULL   SAMPLE DATA   COMMENTS
--   ------------------------------   ----   ------   ----   -----------   --------------------------------------------------
1    PART NR                           AN               N    832-45671     Part Number for title (with dashes)

2    UNITS                             N0      10       N    1200          All physical inventory in stock in distributor
                                                                           warehouses including receipts, picking stock, bulk
                                                                           stock, damaged, etc.

3    BACK ORDER QUANTITY               N0      10       N    270           Total quantity in backorder

4    QTY DAMAGED                       N0      10       N    55            Total quantity damaged and not available for issue

5    QTY MISPRINT                      N0      10       N    0             Total quantity misprinted

6    QTY ORDERED, NOT YET ALLOCATED    N0      10       N    12            Total quantity ordered, but not allocated (not
                                                                           back ordered)

7    QTY ALLOC. TO ORDERS NOT YET      N0      10       N    200           Total quantity allocated to open orders
     PICKED

1. "UNITS" is defined as inventory that is physically present in the warehouse, in any condition or state (including damaged, locked, allocated, or inventory on a warehouse pick ticket).

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix L of Exhibit A

2. "BACK ORDER QUANTITY" is defined as an order which will, for any of the following reasons, not be fulfilled immediately: the items being ordered are not currently in stock, items being held for future release date, order held for credit authorization, or orders held while customer on credit hold.

3.   "QTY DAMAGED" is defined as inventory in unsellable condition.

4. "QTY MISPRINT" is defined as inventory that contains printing errors. Misprinted inventory will be locked, so that it cannot be allocated to orders.

5. "QTY ORDERED, NOT YET ALLOCATED" is defined as inventory that has been ordered, but not allocated (not backordered).

6. "QTY ALLOC. TO ORDERS NOT YET PICKED" is defined as units of physical inventory that have been assigned to a sales or stock order (present in the warehouse, not damaged, locked, on a picked, or included in backorders).

WORKSHEET 2 - RECEIPT

DESCRIPTION                      The number of copies received per ISBN per
                                 receipt date during the fiscal month just completed. Required whenever inventory is received by ATA during the month from sources other than customers (printers, other Press warehouses, etc.)

#    DESCRIPTION         TYPE   LENGTH   NULL   SAMPLE DATA   COMMENTS
--   -----------------   ----   ------   ----   -----------   -------------------------------------------------
1    PART NR              AN               N    832-45671     Part Number for title (with dashes)

2    QUANTITY RECEIVED    N0      10       N    1200          Total quantity received, must be > 0 This number
                                                              is the total quantity received, including damaged
                                                              copies and/or misprints

3    RECEIPT DATE         N0       6       N    030420        Date of receipt is the system input date, format:
                                                              YYMMDD

WORKSHEET 3 - UNITS SHIPPED

DESCRIPTION                      Transactions per customer, per transaction
                                 type, per line for the fiscal month.
                                 Transaction detail should balance with Header records. Welcome Kits should be included in this reporting, and defined as Code 2: Sample
                                 Sales.

#    DESCRIPTION            TYPE   LENGTH   NULL   SAMPLE DATA   COMMENTS
--   --------------------   ----   ------   ----   -----------   ---------------------------------------------------
1.   CODE                    AN       3       N    R1            Transaction Type (See Appendix B for domain values)

2.   PART NR                 AN      13       N    832-45671     Part Number for title (with dashes)

3.   QUANTITY                N0      10       N    10            Total Quantity for line/part number

4.   NET REVENUE PER UNIT    N3      12       N    200.00        Net Revenue Per Unit

5.   COGs                    N3      12       N    40.00         Total ATA COGs per unit

6.   ROYALTY                 N3      12       N    160.00        Royalty due to MS

Rounding errors can occur, so quantity*price/unit is not always equal to total amount in the header tab.

Microsoft uses one and two byte codes to report month end financial transactions in the workbook.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix L of Exhibit A

CODE    DESCRIPTION
----   -------------
  1    Revenue Sales
  2    Sample Sales
 R1    Return

WORKSHEET 4 - WELCOME KITS

DESCRIPTION                      Number of welcome kits shipped during the
                                 fiscal month

#    DESCRIPTION   TYPE   LENGTH   NULL   SAMPLE DATA   COMMENTS
--   -----------   ----   ------   ----   -----------   --------------------------------------------------
1    PART NR        AN                    832-45671     Part Number for title (with dashes)
2    QUANTITY       No      10       N    1200          Total number of welcome kits shipped in this month

#2 Number of new registrations for classes received this month. Only new registrations should be reported.

WORKSHEET 6 - INVENTORY FORECAST

DESCRIPTION                      Forecast of sales by part number for next 3
                                 months & next 6 months.

#    DESCRIPTION           TYPE   LENGTH   NULL   SAMPLE DATA   COMMENTS
--   -------------------   ----   ------   ----   -----------   --------------------------------------------------
8    PART NR                AN      13       N    832-45671     Part Number for title (with dashes)

9    UNITS                  N0      10       N    1200          All physical inventory in stock in distributor
                                                                warehouses including receipts, picking stock, bulk
                                                                stock, damaged, etc.

10   BACK ORDER QUANTITY    N0      10       N    270           Total quantity in backorder before product release

11   TITLE STATUS           AN               N    NYP, IP       The lifecycle status of the sku.

12   3 MONTH USAGE          N0      10       N    350           Total forecasted units for next 3 month period by
                                                                part number

13   6 MONTH USAGE          N0      10       N    600           Total forecasted units for next 6 month period by
                                                                part number.  6 month estimate includes 3 month
                                                                estimate.

1. "UNITS" is defined as inventory that is physically present in the warehouse, in any condition or state (including damaged, locked, allocated, or inventory on a warehouse pick ticket).

2. "BACK ORDER QUANTITY" is defined as an order which will, for any of the following reasons, not be fulfilled immediately: the items being ordered are not currently in stock, items being held for future release date, order held for credit authorization, or orders held while customer on credit hold.

3.   "USAGE" is defined as the estimated sales for the specified period of time.

4. "TITLE STATUS" is defined as the lifecycle status of the product, which will be either NYP, not yet printed, or IP, in print. Once a title is released and made available to customers it changes from NYP to IP.

     Information for which confidential treatment has been requested is omitted and is noted with "+++." An unredacted version of this document has been filed with the SEC.

Appendix L of Exhibit A

(CHINESE CHARACTERS)                    (CHINESE CHARACTERS)
MICROSOFT (CHINA) CO., LTD.             ATA TESTING AUTHORITY, BEIJING CO., LTD


-------------------------------------   ----------------------------------------
Signature                               Signature

-------------------------------------   ----------------------------------------
Name (Print)                            Name (Print)

-------------------------------------   ----------------------------------------
Title                                   Title

-------------------------------------   ----------------------------------------
Date                                    Date